SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

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/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                    CONESTOGA
   ------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                    [INSERT NAME OF FILER WHEN APPLICABLE]
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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    22(a)(2) of Schedule 14A
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    14a-6(i)(3)
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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                       IMPORTANT SHAREHOLDER INFORMATION



                            CONESTOGA FAMILY OF FUNDS

     The document you hold in your hands contains your Combined Proxy Statement/Prospectus and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to Conestoga. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

     We urge you to spend a few minutes with the Combined Proxy
Statement/Prospectus, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, enables Conestoga to avoid conducting additional mailings. When Shareholders do not return their proxies in sufficient numbers, the Funds may bear the expense of follow-up solicitations.

     Please take a few moments to exercise your right to vote. Thank you.

     The Combined Proxy Statement/Prospectus constitutes the Proxy Statement of Conestoga Family of Funds for the meeting of its shareholders. It also constitutes the Prospectus of CoreFunds, Inc. for eight of its portfolios which are to issue shares in connection with the proposed reorganization -- the Cash Reserve, Tax-Free Reserve, Treasury Reserve, Value Equity Fund, Intermediate Bond Fund, Pennsylvania Municipal Bond Fund, Balanced Fund and International Growth Fund. This document does not constitute a Prospectus for three newly organized portfolios of CoreFunds, Inc. that are to issue shares in the reorganization because they will be deemed to continue the operations of the acquired Conestoga portfolios; they are the Special Equity Fund, Bond Fund and Short-Term Income Fund.

                         THE CONESTOGA FAMILY OF FUNDS
                            680 EAST SWEDESFORD ROAD
                         WAYNE, PENNSYLVANIA 19087-1658


February 15, 1996


Dear Conestoga Funds Shareholder:


     The Board of Trustees of The Conestoga Family of Funds is pleased to call a Special Meeting of Shareholders, to be held at 10:00 a.m., on March 22, 1996, at The Wilmington Hilton, 630 Naamans Road, Wilmington, Delaware.



     As you may know, CoreStates Financial Corp ('CoreStates') and Meridian Bancorp, Inc. ('Meridian') recently announced a plan to merge, in a transaction expected to close during the second quarter of 1996. Meridian Bancorp, Inc., is the parent company of the investment adviser to the Conestoga Funds. In anticipation of the consummation of that merger, management of both companies deemed it wise to consider the consolidation of the mutual fund investment advisory activities of Meridian and CoreStates into one entity. Similarly, it was deemed appropriate to consider the merger of the Conestoga Funds into CoreFunds, Inc. ('CoreFunds'), an open-end management investment company, in order to create one consolidated family of mutual funds and offer Shareholders more investment options in an efficient manner. The Conestoga Funds Board of Trustees believes that these actions are in the best interests of the Conestoga Funds' Shareholders.



     The Conestoga Board of Trustees has carefully reviewed the proposal to combine all portfolios of The Conestoga Family of Funds with the CoreFunds' portfolios with similar investment objectives and policies (the 'Transaction'), and has considered the effects of this Transaction on Shareholder value with respect to investment performance, expenses levels, and Shareholder services. The Board of Trustees has also considered the interim advisory and sub-advisory agreements for the Funds that are described in the attached materials if the merger of CoreStates Financial Corp and Meridian Bancorp, Inc. occurs before the Funds' consolidations, as is expected. In light of their consideration, the Board of Trustees unanimously recommends the approval of the Transaction. As you evaluate the proposal, please note the following points:



     o The dollar value of your investment in the Conestoga Funds before the Transaction will NOT change, and will be the same immediately after the transaction although the Funds you have invested in, as well as the number of shares and the net asset value of each share, may be different.


     o The Transaction will be tax-free and will not involve any sales loads, commissions or transaction charges.


     o The investment objective and policies of your new portfolio will be substantially similar to your portfolio's current objective and policies, except as noted in the enclosed Combined Proxy Statement/Prospectus.


     o The CoreFunds service providers have agreed to waive fees and reimburse expenses for a period of one year after the reorganization, if necessary, to ensure that the operating expenses of the CoreFunds portfolios are limited to the ratios stated in the Combined Proxy Statement/Prospectus.


     THE BOARD OF TRUSTEES RECOMMENDS THE APPROVAL OF THIS TRANSACTION IN LIGHT OF THE FOLLOWING SHAREHOLDER BENEFITS:



     o The Transaction will result in a broader array of investment opportunities available to Shareholders.


     o Existing purchase and redemption features will remain in place.

     o There is the potential for economies of scale in portfolio management resulting from the larger asset size.

     A proxy card is enclosed for your use in the Shareholder Meeting. This card represents shares you held as of the record date, January 26, 1996. IT IS IMPORTANT THAT YOU COMPLETE, SIGN, AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. This will ensure that your shares will be represented at the Shareholders Meeting to be held on March 22, 1996.


                                          Sincerely,
                                          Thomas J. Taylor
                                          Chairman of the Board

                           CONESTOGA FAMILY OF FUNDS
                            680 EAST SWEDESFORD ROAD
                         WAYNE, PENNSYLVANIA 19087-1658

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 22, 1996

To Conestoga Shareholders:

     NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders ('Shareholders') of each Portfolio of the Conestoga Family of Funds ('Conestoga') will be held at The Wilmington Hilton, 630 Naamans Road, Wilmington, Delaware, on March 22, 1996 at 10:00 a.m. (Eastern time) for the following purposes:

     ITEM 1. With respect to each investment portfolio (a 'Conestoga Portfolio') of Conestoga:

          To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the 'Reorganization Agreement') and the transactions contemplated thereby, including (a) the transfer of substantially all of the assets and liabilities of the Cash Management Fund, Tax-Free Fund, U.S. Treasury Securities Fund, Equity Fund, Special Equity Fund, Bond Fund, Intermediate Income Fund, Pennsylvania Tax-Free Bond Fund, Balanced Fund, Short-Term Income Fund and International Equity Fund to corresponding investment portfolios (the 'CoreFunds Portfolios') of CoreFunds, Inc. in exchange for Institutional and Individual shares, as applicable, of the CoreFunds Portfolios; (b) the distribution of such CoreFunds Portfolio shares to the shareholders of the Conestoga Portfolios according to their respective interests; (c) the approval of an interim investment advisory agreement for the Conestoga Portfolios, and an interim sub-advisory agreement for the Conestoga International Equity Fund, if the merger of Meridian Bancorp, Inc. and CoreStates Financial Corp occurs before the closing of the proposed reorganization; and (d) the termination under state law and the Investment Company Act of 1940, as amended, of Conestoga.

     ITEM 2.  With respect to each Conestoga Portfolio:

          To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

     The proposed reorganization and related matters are described in the attached Combined Proxy Statement/Prospectus. Appendix I to the Combined Proxy Statement/Prospectus is a copy of the Reorganization Agreement.

     Shareholders of record as of the close of business on January 26, 1996 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

     SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY CONESTOGA'S BOARD OF TRUSTEES. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO CONESTOGA A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

                                          Henry S. Hilles, Jr.
                                          Secretary


February 6, 1996

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                      COMBINED PROXY STATEMENT/PROSPECTUS
                             DATED FEBRUARY 6, 1996


                           CONESTOGA FAMILY OF FUNDS
                            680 EAST SWEDESFORD ROAD
                         WAYNE, PENNSYLVANIA 19087-1658
                                 (800) 344-2716

                                COREFUNDS, INC.
                            680 EAST SWEDESFORD ROAD
                         WAYNE, PENNSYLVANIA 19087-1658
                                 (800) 355-CORE


     This Combined Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of the Conestoga Family of Funds ('Conestoga') in connection with a Special Meeting (the 'Meeting') of Shareholders ('Shareholders') to be held on March 22, 1996 at 10:00 a.m. (Eastern time) at The Wilmington Hilton, 630 Naamans Road, Wilmington, Delaware, at which Shareholders will be asked to consider and approve a proposed Agreement and Plan of Reorganization dated February 8, 1996 (the 'Reorganization Agreement'), by and between Conestoga and CoreFunds, Inc. ('CoreFunds') and the matters contemplated therein. A copy of the Reorganization Agreement is attached as Appendix I.



     Conestoga and CoreFunds are both open-end, management investment companies. Meridian Investment Company ('MIC') currently provides investment advisory services to Conestoga. CoreStates Investment Advisers, Inc. ('CoreStates Advisers') provides investment advisory services to CoreFunds. In reviewing the proposed reorganization (the 'Reorganization'), the Conestoga Board considered the pending merger of Meridian Bancorp, Inc., the parent company of MIC, and CoreStates Financial Corp, the parent company of CoreStates Advisers (the 'Holding Company Merger'); the effect of such merger on Conestoga; the recommendations of MIC and CoreStates Advisers with respect to the proposed consolidation of Conestoga and CoreFunds; the fact that the Reorganization would constitute a tax-free reorganization; and the fact that the interests of Shareholders would not be diluted as a result of the Reorganization.



     The Reorganization Agreement provides that initially each of the following eight investment portfolios of Conestoga (collectively, the 'Reorganizing Portfolios') will transfer substantially all its assets and known liabilities to the existing CoreFunds investment portfolio (collectively, the 'Existing CoreFunds Portfolios') identified below opposite its name:



REORGANIZING PORTFOLIOS                           EXISTING COREFUNDS PORTFOLIOS
-----------------------------------               -----------------------------

Cash Management Fund                              Cash Reserve

Tax-Free Fund                                     Tax-Free Reserve

U.S. Treasury Securities Fund                     Treasury Reserve

Equity Fund                                       Value Equity Fund

Intermediate Income Fund                          Intermediate Bond Fund

Pennsylvania Tax-Free                             Pennsylvania Municipal
  Bond Fund                                         Bond Fund

Balanced Fund                                     Balanced Fund

International Equity Fund                         International Growth Fund



     The Reorganization Agreement also provides that subsequently each of the following three investment portfolios of Conestoga (collectively, the 'Continuing Portfolios') will transfer all its assets and known liabilities to the newly-organized CoreFunds investment portfolio (collectively, the 'New CoreFunds Portfolios') identified below opposite its name:



CONTINUING PORTFOLIOS                             NEW COREFUNDS PORTFOLIOS
-----------------------------------               -----------------------------
Special Equity Fund                               Special Equity Fund

Bond Fund                                         Bond Fund

Short-Term Income Fund                            Short-Term Income Fund

     In exchange for the transfers of these assets and liabilities, CoreFunds will issue shares in the eleven CoreFunds investment portfolios listed above (collectively, the 'CoreFunds Portfolios') to the corresponding Conestoga investment portfolios listed above (collectively, the 'Conestoga Portfolios'). The initial transaction between the Reorganizing Portfolios and the Existing CoreFunds Portfolios is referred to herein as the 'Reorganizing Portfolios Transaction' and the subsequent transaction between the Continuing Portfolios and the New CoreFunds Portfolios is referred to herein as the 'Continuing Portfolios Transaction.' The transactions are expected to occur on or after April 8, 1996 and April 15, 1996, respectively.



     The Conestoga Portfolios have two classes of shares outstanding, as do the CoreFunds Portfolios. Holders of each class of shares of a Conestoga Portfolio will receive the class of shares of the corresponding CoreFunds Portfolio as set forth in the table on pages 29 and 30 under 'Information Relating to the Proposed Reorganization -- Description of the Reorganization Agreement.'



     The Conestoga Portfolios will make liquidating distributions of the CoreFunds Portfolios' shares to the Shareholders of the Conestoga Portfolios, so that a holder of a class of shares in a Conestoga Portfolio will receive a class of Shares (as described herein) of the corresponding CoreFunds Portfolio with the same aggregate net asset value as the Shareholder had in the Conestoga Portfolio immediately before the transaction. Following the Reorganization, Shareholders of the Conestoga Portfolios will be Shareholders of their corresponding CoreFunds Portfolios, and Conestoga will be terminated under state law and the Investment Company Act of 1940, as amended.


     The Existing CoreFunds Portfolios currently are conducting investment operations as described in this Combined Proxy Statement/Prospectus. The New CoreFunds Portfolios have recently been organized for the purpose of continuing the investment operations of the Conestoga Special Equity Fund, Bond Fund and Short-Term Income Fund.


     The Reorganization Agreement provides that Conestoga will enter into an interim investment advisory agreement with MIC (or its successor), and that MIC will enter into an interim sub-advisory agreement with Marvin and Palmer Associates, Inc. for the Conestoga International Equity Fund. The interim advisory agreement, and the sub-advisory agreement for the International Equity Fund, will be in effect for the Reorganizing Portfolios between the Holding Company Merger and the consummation of the Reorganizing Portfolios Transaction. The interim advisory agreement will be in effect for the Continuing Portfolios between the Holding Company Merger and the consummation of the Continuing Portfolios Transaction. The interim advisory and sub-advisory agreements will contain substantially the same terms as Conestoga's current investment advisory and sub-advisory agreements.



     This Combined Proxy Statement/Prospectus sets forth the information that a Shareholder of Conestoga should know before voting on the Reorganization Agreement (and related transactions), and should be retained for future reference. The Prospectuses relating to the shares of the Existing CoreFunds Portfolios, which describe the operations of those Funds, accompany this Combined Proxy Statement/Prospectus. Additional information is set forth in the Statements of Additional Information relating to those Funds and this Combined Proxy Statement/Prospectus, which are dated November 1, 1995 and February 6, 1996, respectively, and in the Prospectuses and Statement of Additional Information, dated February 21, 1995 (as revised November 3, 1995) and May 1, 1995 (as revised November 3, 1995), respectively, relating to Conestoga. Each of these documents is on file with the Securities and Exchange Commission (the 'SEC'), and is available without charge upon oral or written request by writing or calling either Conestoga or CoreFunds at the respective addresses or telephone numbers indicated above. The information contained in the Prospectuses and Statement of Additional Information, dated February 21, 1995 (as revised November 3, 1995) and May 1, 1995 (as revised November 3, 1995), respectively, relating to Conestoga is incorporated herein by reference.



     This Combined Proxy Statement/Prospectus constitutes the Proxy Statement of Conestoga for the meeting of its Shareholders, and CoreFunds' Prospectus for the shares of its Existing CoreFunds Portfolios that have been registered with the SEC and are to be issued in connection with the Reorganization. Because the New CoreFunds Portfolios will be deemed to be continuations of the Continuing Portfolios, this Combined Proxy Statement/Prospectus does not constitute a prospectus for the shares that will be issued in the Continuing Portfolios Transaction.



     This Combined Proxy Statement/Prospectus is expected to first be sent to Shareholders on or about February 15, 1996.

     THE SECURITIES OF THE COREFUNDS PORTFOLIOS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROXY
STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY CONESTOGA OR COREFUNDS.

     SHARES OF THE COREFUNDS PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CORESTATES BANK, N.A., THE PARENT CORPORATION OF EACH OF THE COREFUNDS PORTFOLIOS' INVESTMENT ADVISER, OR ANY OF ITS AFFILIATES. SHARES OF THE COREFUNDS PORTFOLIOS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE COREFUNDS PORTFOLIOS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE COREFUNDS PORTFOLIOS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. THERE IS NO ASSURANCE THAT THE COREFUNDS CASH RESERVE, TAX-FREE RESERVE OR TREASURY RESERVE WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                               TABLE OF CONTENTS


                                                                                                               PAGE
                                                                                                             ---------
Summary....................................................................................................          1

     Proposed Reorganization...............................................................................          1

     Reasons for the Reorganization........................................................................          1

     Federal Income Tax Consequences.......................................................................          1

     Overview of the Conestoga Portfolios and CoreFunds Portfolios.........................................          2

     Voting Information....................................................................................         28

     Risk Factors..........................................................................................         28

Information Relating to the Proposed Reorganization........................................................         29

     Description of the Reorganization Agreement...........................................................         29

     Capitalization........................................................................................         32

     Federal Income Tax Consequences.......................................................................         34

Comparison of Investment Policies and Risk Factors.........................................................         35

     Conestoga Cash Management Fund and CoreFunds Cash Reserve.............................................         35

     Conestoga U.S. Treasury Securities Fund and CoreFunds Treasury Reserve................................         35

     Conestoga Tax-Free Fund and CoreFunds Tax-Free Reserve................................................         36

     Conestoga Equity Fund and CoreFunds Value Equity Fund.................................................         36

     Conestoga Intermediate Income Fund and CoreFunds Intermediate Bond Fund...............................         38

     Conestoga Pennsylvania Tax-Free Bond Fund and CoreFunds Pennsylvania Municipal Bond Fund..............         38

     Conestoga Balanced Fund and CoreFunds Balanced Fund...................................................         39

     Conestoga International Equity Fund and CoreFunds International Growth Fund...........................         39

     Investment Policies and Risks -- General..............................................................         40


                                       ii


     Investment Limitations................................................................................         41

     Purchase and Redemption Information, Exchange Privileges, Distribution and Pricing....................         43

     Other Information.....................................................................................         43

Interim Investment Advisory and Sub-Advisory Agreements....................................................         45

Information Relating to Voting Matters.....................................................................         47

     General Information...................................................................................         47

     Shareholder and Board Approvals.......................................................................         47

     Appraisal Rights......................................................................................         57

     Quorum................................................................................................         57

     Annual Meetings.......................................................................................         58

Additional Information about CoreFunds.....................................................................         58

Additional Information about Conestoga.....................................................................         60

Additional Information about the Investment Adviser and Sub-Adviser........................................         62

Litigation.................................................................................................         66

Financial Highlights.......................................................................................         66

Financial Statements.......................................................................................         73

Other Business.............................................................................................         73

Shareholder Inquiries......................................................................................         73

Appendix  I -- Agreement and Plan of Reorganization........................................................        A-1

Appendix  II -- Existing CoreFunds Portfolios Management Discussion and Analysis...........................        B-1

Appendix III -- Shareholders Transactions and Services.....................................................        C-1

Appendix IV -- Interim Investment Advisory and Sub-Advisory Agreements.....................................        D-1

                                    SUMMARY

     The following is a summary of certain information relating to the proposed Reorganization, the parties thereto and the related transactions, and is qualified by reference to the more complete information contained elsewhere in this Combined Proxy Statement/Prospectus, the prospectuses and statements of additional information of Conestoga and CoreFunds, and the Reorganization Agreement attached to this Combined Proxy Statement/Prospectus as Appendix I. Conestoga's Annual Report to Shareholders may be obtained free of charge by calling 1-800-344-2716 or writing 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658. CoreFunds Annual Report to Shareholders may be obtained free of charge by calling 1-800-355-CORE or writing 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658.

     PROPOSED REORGANIZATION. Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, Conestoga's and CoreFunds' Boards, including their members who are not 'interested persons' within the meaning of the Investment Company Act of 1940 (the '1940 Act'), have determined that the proposed Reorganization is in the best interests of Conestoga's and CoreFunds' Shareholders, respectively, and that the interests of existing Shareholders of Conestoga and CoreFunds, respectively, will not be diluted as a result of such Reorganization.


     The Holding Company Merger is expected to precede the Reorganization. Because this merger will result in a change in control of MIC, the existing investment advisory and sub-advisory agreements for Conestoga will, by their terms, automatically terminate upon the Holding Company Merger. The Reorganization Agreement provides that Conestoga will enter into an interim investment advisory agreement with MIC (or its successor) and that MIC will enter into an interim sub-advisory agreement with Marvin and Palmer Associates, Inc. ('Marvin and Palmer') for the Conestoga International Equity Fund. The interim advisory agreement, and the sub-advisory agreement for the International Equity Fund, will be in effect for the Reorganizing Portfolios between the Holding Company Merger and the consummation of the Reorganizing Portfolios Transaction. The interim advisory agreement will be in effect for the Continuing Portfolios between the Holding Company Merger and the consummation of the Continuing Portfolios Transaction. The provisions of the interim advisory and sub-advisory agreements, including the fee rates, will be the same as those of the existing advisory and sub-advisory agreements. See 'Interim Investment Advisory and Sub-Advisory Agreements' below.



     The Cover Page and pages 1-28 hereof summarize the proposed Reorganization, including the interim investment advisory and sub-advisory agreements.



     REASONS FOR THE REORGANIZATION. The primary reason for the Reorganization is the pending merger between Meridian Bancorp, Inc., the parent of MIC, and CoreStates Financial Corp. If this merger is completed, the currently existing investment advisory contract between the Conestoga Portfolios and MIC, would be terminated. MIC and CoreStates Advisers have recommended that each of the Conestoga Portfolios be reorganized as described in this Combined Proxy Statement/Prospectus shortly after the proposed merger of the bank holding companies. In light of this recommendation, after consideration of the reasons therefor and the proposed operations of the combined funds after the Reorganization, and in consideration of the fact that the Reorganization will be tax-free and will not dilute the interests of Conestoga Shareholders, the Board of Trustees of Conestoga has authorized the Agreement and Plan of Reorganization and recommended approval of the Reorganization by Shareholders.


     FEDERAL INCOME TAX CONSEQUENCES. Shareholders of the Conestoga Portfolios will recognize no gain or loss for federal income tax purposes on their receipt of shares of the CoreFunds Portfolios. Shareholders of the CoreFunds Portfolios will have no tax consequence from the Reorganization. The Conestoga Portfolios will incur no federal tax purposes on their issuance of shares in the Reorganization. See 'Information Relating to the Proposed Reorganization -- Federal Income Tax Consequences.'

     OVERVIEW OF THE CONESTOGA PORTFOLIOS AND COREFUNDS PORTFOLIOS. There are no material differences between the investment objectives and policies of the Continuing Portfolios and the corresponding New CoreFunds Portfolios. The investment objectives and policies of the Reorganizing Portfolios are similar to those of the corresponding Existing CoreFunds Portfolios.

CONESTOGA CASH MANAGEMENT FUND AND COREFUNDS CASH RESERVE.

     The Conestoga Cash Management Fund's investment objective is to seek current income with liquidity and stability of principal. CoreFunds Cash Reserve's investment objective is to provide as high a level of current income as is consistent with liquidity and relative stability of principal. Each pursues its investment objective by investing in a diversified portfolio of high quality money market instruments.

CONESTOGA TAX-FREE FUND AND COREFUNDS TAX-FREE RESERVE.

     The Conestoga Tax-Free Fund's investment objective is to seek current income which is exempt from regular federal income tax with liquidity and stability of principal. CoreFunds Tax-Free Reserve's investment objective is to provide as high a level of current interest income that is exempt from federal income taxes as is consistent with liquidity and relative stability of principal. Both Funds intend, under normal market conditions, to invest at least 80% of their assets in short-term, high quality municipal obligations, the interest on which is exempt from regular federal income tax. CoreFunds Tax-Free Reserve intends to invest, when possible, its assets in municipal securities exempt from Pennsylvania income taxation.

CONESTOGA U.S. TREASURY SECURITIES FUND AND COREFUNDS TREASURY RESERVE.

     The Conestoga U.S. Treasury Securities Fund's investment objective is to seek current income with liquidity and stability of principal. CoreFunds Treasury Reserve's investment objective is to provide current interest income, liquidity and safety of principal. Each pursues its investment objective by investing in short-term obligations of the U.S. Treasury and in repurchase agreements relating to such Treasury obligations.

CONESTOGA EQUITY FUND AND COREFUNDS VALUE EQUITY FUND.


     The investment objective of the Conestoga Equity Fund is to seek capital growth by investing principally in a diversified portfolio of common stocks of companies with large, medium or small capitalizations. The investment objective of CoreFunds Value Equity Fund is to provide maximum total return, including capital appreciation and investment income, in excess of stock market indices such as the S&P 500 Index, as measured over a period of time. CoreFunds Value Equity Fund expects to change its name and investment policies before the Reorganizing Portfolios Transaction to more closely resemble the investment policies of the Conestoga Equity Fund.


CONESTOGA INTERMEDIATE INCOME FUND AND COREFUNDS INTERMEDIATE BOND FUND.


     The Conestoga Intermediate Income Fund's primary investment objective is to seek current income by investing principally in a diversified portfolio of debt securities with expected or remaining maturities of ten years or less, and its secondary objective is to seek capital growth. The CoreFunds Intermediate Bond Fund's investment objective is to provide a moderate level of current income consistent with conservation of capital, by investing substantially all of its assets in a diversified portfolio of intermediate-term, fixed income obligations which will have an expected average weighted maturity of one to five years. CoreFunds Intermediate Bond Fund expects to change its name before the Reorganizing Portfolios Transaction to 'CoreFunds Short Intermediate Bond Fund' to more accurately reflect the manner in which the Fund is being managed.


CONESTOGA PENNSYLVANIA TAX-FREE BOND FUND AND COREFUNDS PENNSYLVANIA MUNICIPAL BOND FUND.

     The Conestoga Pennsylvania Tax-Free Bond Fund's investment objective is to seek a high level of current income consistent with the preservation of capital, which income is exempt from federal individual income tax and, to the extent possible, from Pennsylvania state and local personal income tax, and is not a tax preference item under the federal alternative minimum tax. CoreFunds Pennsylvania Municipal Bond Fund seeks current income exempt from federal and Pennsylvania income taxation with preservation of capital by investing primarily in a non-diversified portfolio of municipal securities.

CONESTOGA BALANCED FUND AND COREFUNDS BALANCED FUND.

     The Conestoga Balanced Fund's investment objective is to seek a balance of capital appreciation and current income consistent with the preservation of capital. CoreFunds Balanced Fund's investment objective is to provide total return while preserving capital. Both Funds pursue their objective by investing in a combination of equity and fixed income securities.

CONESTOGA INTERNATIONAL EQUITY FUND AND COREFUNDS INTERNATIONAL GROWTH FUND.

     The Conestoga International Equity Fund's investment objective is to seek long-term growth of capital. CoreFunds International Growth Fund's investment objective is long-term capital appreciation, consistent with reasonable risk. Both Funds invest at least 65% of their total assets in diversified portfolios of equity securities of issuers located outside of the United States.


     See 'Comparison of Investment Policies and Risk Factors' below and the Conestoga and CoreFunds Prospectuses, which are incorporated by reference herein, for a description of the similarities and differences between the investment objectives and policies of the Reorganizing Portfolios and the corresponding Existing CoreFunds Portfolios.


     CERTAIN ARRANGEMENTS WITH SERVICE PROVIDERS -- THE CONESTOGA PORTFOLIOS. MIC serves as investment adviser for Conestoga and is entitled to receive advisory fees from them, computed daily and paid monthly, at the following annual rates, expressed as a percentage of average daily net assets:


                                                                                                      ACTUAL ADVISORY
                                                                                                       FEE FOR YEAR
                                                                                                     ENDED OCTOBER 31,
CONESTOGA PORTFOLIOS                                                               ADVISORY FEE    1995 (AFTER WAIVERS)
--------------------------------------------------------------------------------  ---------------  ---------------------
Cash Management Fund............................................................          0.40%               0.20%

Tax-Free Fund...................................................................          0.40%               0.16%

U.S. Treasury Securities Fund...................................................          0.40%               0.27%

Equity Fund.....................................................................          0.74%               0.74%

Special Equity Fund.............................................................          1.50%                  0%

Bond Fund.......................................................................          0.74%               0.34%

Intermediate Income Fund........................................................          0.74%               0.25%

Pennsylvania Tax-Free Bond Fund.................................................          0.74%                  0%

Short-Term Income Fund..........................................................          0.74%               0.29%

Balanced Fund...................................................................          0.75%               0.49%

International Equity Fund.......................................................          1.00%               1.00%



--------------------------------------------------------------------------------


     Pursuant to the Conestoga investment advisory contract, MIC provides investment research and management to Conestoga and conducts a continuous investment program. MIC also directs the investments of the Conestoga Portfolios in accordance with each Portfolio's investment objectives, policies and limitations, and creates and maintains all necessary books and records.


     Marvin and Palmer provides sub-advisory services to the International Equity Fund under a sub-advisory agreement between MIC and Marvin and Palmer. The sub-adviser assists MIC in providing a continuous investment program for the International Equity Fund, including investment research and management with respect to all securities and investments and cash equivalents of the portfolio. The sub-adviser provides the services under this agreement in accordance with the International Equity Fund's investment objective, policies, and limitations. For the services provided as the International Equity Fund's sub-adviser, Marvin and Palmer is entitled to receive a fee from MIC, computed daily and paid monthly, at the annual rate of .75% of the first $100 million of the Fund's average daily net assets, .70% of the next $100 million of the Fund's average daily net assets, .65% of the third $100 million of the Fund's average daily net assets, and .60% of the Fund's average daily net assets in excess of $300 million.



     Since May 1, 1995, administrative services have been provided to Conestoga by SEI Financial Management Corporation ('SFM') a wholly-owned subsidiary of SEI Corporation ('SEI'). For its services, SFM receives a fee, calculated daily and paid monthly, at the annual rate of .17% of the average aggregate daily net assets of each Conestoga Portfolio. For the period May 1, 1995, through the end of Conestoga's fiscal year (i.e., October 31, 1995), SFM received administration fees (after fee waivers) at the effective annual rates of 0.17%, 0.17%, 0.15%, 0.12%, 0.12%, 0.16%, 0.17%, 0.17%, 0.17%, 0.17% and 0.17% of the average daily net assets of the Cash Management, Tax-Free, U.S. Treasury Securities, Equity, Special Equity, Bond, Intermediate Income, Pennsylvania Tax-Free Bond, Short-Term Income, Balanced and International Equity Funds, respectively. Prior to May 1, 1995, administrative services were provided to Conestoga by The Winsbury Company ('Winsbury'). For its services, Winsbury received a fee, calculated daily and paid monthly, at the annual rate of .20% of the average daily net assets of each Conestoga Portfolio. For the fiscal period November 1, 1994 through April 30, 1995, Winsbury received administration fees, net of voluntary fee reductions, at the effective annual rates of 0.20%, 0.09%, 0.20%, 0.20%, 0.09%, 0.16%, 0.15% and 0.10% of the average daily net assets of the Cash Management, Tax-Free, U.S. Treasury Securities, Equity, Special Equity, Bond, Intermediate Income and Pennsylvania Tax-Free Bond Funds, respectively. The Short-Term Income, Balanced and International Equity Funds had not commenced investment operations prior to May 1, 1995.


     SFM also serves as Conestoga's transfer agent and State Street Bank and Trust Company serves as sub-transfer agent for Conestoga pursuant to an agreement with the administrator. For these services, SFM receives an annual fee equal to .02% of each Conestoga Portfolio's total assets, an annual per shareholder account charge of $25 per account, plus out-of-pocket expenses.

     Citibank, N.A. provides custodial services to each Conestoga Portfolio except the International Equity Fund. The Bank of New York provides custodial services to the International Equity Fund. It is anticipated that on or about March 7, 1996, CoreStates Bank, N.A. will begin providing custodial services to each Conestoga Portfolio except the International Equity Portfolio.

     SEI Financial Services Company ('SFS') is the principal distributor for Conestoga. Under the distribution agreement, SFS acts as the agent of Conestoga in connection with the offering of shares of each Conestoga Portfolio.


     Conestoga has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act (the 'Conestoga 12b-1 Plan'). Under the Conestoga 12b-1 Plan, the class of shares known as the Retail Shares of each of the Conestoga Portfolios bears the expense of distribution fees payable to SFS at an annual rate of up to .40% of the average daily net asset value of such Portfolio's outstanding Retail Shares to finance activities which are principally intended to result in the sale of Retail Shares. SFS may enter into agreements with financial institutions and industry professionals which provide distribution and/or administrative services as agents for their customers who beneficially own Retail Shares. Services provided by such financial institutions may include, without limitation: printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of a Portfolio's shares, and personnel and communication equipment used in servicing shareholder accounts and prospective shareholder inquiries.

     The Conestoga 12b-1 Plan is a 'compensation' type plan as opposed to a 'reimbursement' type plan. Accordingly, payments by Retail Shares under the Conestoga 12b-1 Plan are based on the expressed fee rather than on the specific amounts expended by SFS for distribution purposes. SFS may be able to recover such amounts or may earn a profit from payments made by Retail Shares of Conestoga under the Conestoga 12b-1 Plan.

     For the fiscal year ended October 31, 1995, Conestoga paid, in the aggregate, fees to SFS pursuant to the Distribution and Services Plan of $35,000, which represent 0.15% of the Conestoga Portfolios' Retail Shares average net assets during that period.


     CERTAIN ARRANGEMENTS WITH SERVICE PROVIDERS -- COREFUNDS PORTFOLIOS. CoreStates Advisers, a wholly-owned subsidiary of CoreStates Bank which is itself a wholly-owned subsidiary of CoreStates Financial Corp, serves as investment adviser to CoreFunds and is entitled to receive advisory fees from the CoreFunds Portfolios computed daily and paid monthly, at the following annual rates, expressed as a percentage of average daily net assests:



                                                                                                     ACTUAL ADVISORY
                                                                                                   FEE FOR YEAR ENDED
                                                                                                      JUNE 30, 1995
COREFUNDS PORTFOLIOS                                                             ADVISORY FEE        (AFTER WAIVERS)
-----------------------------------------------------------------------------  -----------------  ---------------------
Cash Reserve.................................................................           0.40%                0.22%
Tax-Free Reserve.............................................................           0.40%                0.22%
Treasury Reserve.............................................................           0.40%                0.22%
Value Equity Fund............................................................           0.74%                0.60%
Special Equity Fund..........................................................           1.50%                 N/A*
Bond Fund....................................................................           0.74%                 N/A*
Intermediate Bond Fund.......................................................           0.50%                0.35%
Pennsylvania Municipal Bond Fund.............................................           0.50%                   0%
Short-Term Income Fund.......................................................           0.74%                 N/A*
Balanced Fund................................................................           0.70%                0.45%
International Growth Fund....................................................           0.80%                0.45%


------------------
* These are new portfolios which have not commenced operations as of the date hereof.

     As investment adviser, CoreStates Advisers manages the investments of each Portfolio, makes decisions with respect to and places orders for all purchases and sales of a Portfolio's securities, and maintains certain records relating to such purchases and sales.

     CoreStates Advisers has delegated some of its investment management functions with respect to the Value Equity Fund to Cashman, Farrell and Associates ('Cashman, Farrell'), and with respect to the International Growth Fund to Martin Currie, Inc. ('Martin Currie') and Aberdeen Trust, pursuant to separate sub-advisory agreements between CoreStates Advisers and each of Cashman, Farrell, Martin Currie and Aberdeen Trust. After the Reorganization, it is expected that the sub-advisory agreement with Cashman, Farrell will be terminated.

     For the services provided as Value Equity Fund's sub-adviser, Cashman, Farrell is entitled to receive a fee from CoreStates Advisers, computed daily and paid monthly, at the annual rate of .50% of such Portfolio's average net assets. For the services provided as International Growth Fund's sub-advisers, each of Martin Currie and Aberdeen Trust is entitled to receive fees from CoreStates Advisers, computed daily and paid monthly, at the annual rate of .50% of such Portfolio's average daily net assets under management by such sub-adviser.


     As sub-advisers to Value Equity Fund and International Growth Fund, Cashman, Farrell, Martin Currie and Aberdeen Trust manage the investments of their respective Portfolios, make decisions with respect to and place orders for the majority of the purchases and sales of such Portfolio's securities, and maintain certain records relating to such purchases and sales.

     See 'Management -- Investment Adviser, Sub-Advisers' in CoreFunds' Prospectuses accompanying this Combined Proxy Statement/Prospectus which are incorporated herein by reference, for additional information on CoreFunds' Adviser.


     Administrative services are provided to CoreFunds by SFM. For its services, SFM is entitled to receive a fee, computed daily and paid monthly, on a Portfolio's average daily net assets at a rate of 0.25%. For the fiscal year ended June 30, 1995, SFM received administration fees at the annual rate of 0.16% of the average daily net assets of each of the Value Equity, International Growth, Balanced, Intermediate Bond, Cash Reserve, Treasury Reserve, and Tax-Free Reserve Funds. For this same period, SFM waived all administration fees with respect to the Pennsylvania Municipal Bond Fund. The Special Equity, Short-Term Income and Bond Funds were not operational during this time period.


     See 'Management -- Administrator' in CoreFunds' Prospectuses accompanying this Combined Proxy/Prospectus, which are incorporated herein by reference, for additional information on CoreFunds' administrator.

     State Street Bank and Trust Company serves as CoreFunds' transfer and dividend disbursing agent. For these services, State Street Bank and Trust Company receives fees based on annual per shareholder account charges for account maintenance and fees for certain shareholder-generated transactions, plus out-of-pocket expenses. The minimum annual transfer agency fee for each class of each Portfolio is $15,000. See 'Administrator' in the CoreFunds' Prospectuses accompanying this Combined Proxy/Prospectus, which are incorporated herein by reference, for additional information on CoreFunds' transfer agent.

     Custodial services are provided to CoreFunds by CoreStates Bank, N.A. See 'Custodian and Transfer Agent' in CoreFunds' Statement of Additional Information, which is incorporated herein by reference, for additional information about CoreFunds' custodian.


     SFS serves as distributor of the shares of CoreFunds' Portfolios. CoreFunds has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 'CoreFunds 12b-1 Plan'). Under the CoreFunds 12b-1 Plan, the class of shares known as the Individual Shares of each of the CoreFunds' Portfolios bears the expense of distribution fees payable to SFS at an annual rate of up to .25% of the average daily net asset value of such Portfolio's outstanding Individual Shares to finance activities which are principally intended to result in the sale of Individual Shares. SFS may enter into agreements with financial institutions and industry professionals which provide distribution and/or administrative services as agents for their customers who beneficially own Individual Shares. Services provided by such financial institutions may include, without limitation: printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of a Portfolio's shares, and personnel and communication equipment used in servicing shareholder accounts and prospective shareholder inquiries.


     The CoreFunds 12b-1 Plan is a 'compensation' type plan as opposed to a 'reimbursement' type plan. Accordingly, payments by Individual Shares under the CoreFunds 12b-1 Plan are based on the expressed fee rather than on the specific amounts expended by SFS for distribution purposes. SFS may be able to recover such amounts or may earn a profit from payments made by Individual Shares of CoreFunds under the CoreFunds 12b-1 Plan.

     For the fiscal year ended June 30, 1995, CoreFunds paid, in the aggregate, fees to SFS pursuant to the Distribution Plan of $120,490, which represent 0.25% of the CoreFunds' Portfolios Individual Shares average net assets during that period.

     COMPARATIVE FEE AND EXPENSE TABLES. The tables below show (i) information regarding the fees and expenses paid by each class of shares of each Conestoga Portfolio and of each class of shares of each CoreFunds Portfolio as of their most recent fiscal years, restated to reflect expenses the Conestoga Portfolio and the CoreFunds Portfolio, respectively, expect to incur during the current fiscal year and (ii) estimated fees and expenses on a pro forma basis giving effect to the proposed Reorganization. The investment adviser and other service providers for CoreFunds are not contractually obligated to do so, but certain of them have informed CoreFunds and Conestoga that they expect to waive fees and reimburse expenses for the twelve months following the Reorganization as necessary to maintain the total operating expenses applicable to each class of shares of each Portfolio at the pro forma levels stated in the tables below. The tables indicate that the total operating expenses applicable to each class of the Conestoga Portfolios are expected to decrease, except those attributable to the Institutional Shares and Retail Shares of the Conestoga Tax-Free Fund and the Retail Shares of the Conestoga Special Equity Fund.

                    COMPARATIVE FEE TABLE FOR EACH PORTFOLIO

                                                   CONESTOGA CASH                    COREFUNDS                 PRO FORMA
                                                     MANAGEMENT                     CASH RESERVE               COMBINED
                                                        FUND              --------------------------------  ---------------
                                            ----------------------------      CLASS Y          CLASS C          CLASS Y
                                             INSTITUTIONAL     RETAIL     (INSTITUTIONAL)   (INDIVIDUAL)    (INSTITUTIONAL)
                                                SHARES         SHARES         SHARES           SHARES           SHARES
                                            ---------------  -----------  ---------------  ---------------  ---------------

ANNUAL FUND OPERATING
  EXPENSES
  (as a percentage of average net assets)
Advisory Fees
  (after fee waivers)................           .20%(1)        .20%(1)          .29%(2)          .29%(2)          .28%(2)
12b-1 Fees (after fee waivers).......          None            .25%(3)         None              .25%            None
Other Expenses(4)
  (after fee waivers and/or expense
  reimbursements)....................           .36%           .36%            .24%(5)           .24%(5)          .23%(6)
Total Operating Expenses
  (after fee waivers and/or expense
  reimbursements)....................           .56%(7)        .81%(7)          .53%(8)          .78%(8)          .51%(9)



                                           CLASS C
                                        (INDIVIDUAL)
                                           SHARES
                                       ---------------
ANNUAL FUND OPERATING
  EXPENSES
  (as a percentage of average net ass
Advisory Fees
  (after fee waivers)................           .28%(2)
12b-1 Fees (after fee waivers).......           .25%
Other Expenses(4)
  (after fee waivers and/or expense
  reimbursements)....................           .23%(6)
Total Operating Expenses
  (after fee waivers and/or expense
  reimbursements)....................           .76%(9)



------------------
(1) The maximum advisory fee for the Institutional Shares and Retail Shares of the Conestoga Cash Management Fund is 0.40%.
(2) The maximum advisory fee for the Class Y (Institutional) Shares and Class C (Individual) Shares of the CoreFunds Cash Reserve is 0.50%.
(3) 12b-1 fees for the Retail Shares of the Conestoga Cash Management Fund have been reduced to reflect the voluntary waiver of fees by that Fund's distributor. The Conestoga Cash Management Fund can pay up to 0.40% of the average daily net assets of its Retail Shares as a 12b-1 fee to the distributor.
(4) Includes administration fees. Absent voluntary fee waivers, administration fees are payable at the maximum annual rate of 0.25% of the Class Y (Institutional) Shares and Class C (Individual) Shares of the CoreFunds Cash Reserve, and 0.17% of the Institutional Shares and Retail Shares of the Conestoga Cash Management Fund.

(5) Other Expenses, before fee waivers and/or expense reimbursements, would have been 0.33% and 0.33%, respectively, for the Class Y (Institutional) Shares and Class C (Individual) Shares of the CoreFunds Cash Reserve.


(6) Other Expenses, before fee waivers and/or expense reimbursements, would be 0.32% and 0.32%, respectively, for the Class Y (Institutional) Shares and Class C (Individual) Shares of the Pro Forma Combined Portfolio.


(7) Absent the voluntary waivers and reimbursements, which can be terminated at any time, the total operating expenses for the Institutional Shares and Retail Shares of the Conestoga Cash Management Fund would have been 0.76% and 1.16%, respectively.


(8) Absent the voluntary waivers by the investment adviser and administrator, which can be terminated at any time, the total operating expenses for the Class Y (Institutional) Shares and Class C (Individual) Shares of the CoreFunds Cash Reserve would have been 0.83% and 1.08%, respectively.


(9) Absent voluntary waivers, which can be terminated at any time, the total operating expenses for the Class Y (Institutional) Shares and Class C (Individual) Shares of the Pro Forma Combined Portfolio would be 0.72% and 0.97%, respectively.


     EXAMPLE: An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return, and (2) redemption at the end of the following periods:

                                                                          1 YEAR      3 YEARS      5 YEARS     10 YEARS
                                                                     -----------  -----------  -----------  -----------

Conestoga Cash Management Fund



  Institutional Shares.....................................................   $6          $18          $31          $70
  Retail Shares............................................................   $8          $26          $45         $100
CoreFunds Cash Reserve
  Class Y (Institutional) Shares...........................................   $5          $17          $30          $66
  Class C (Individual) Shares..............................................   $8          $25          $43          $97
Pro Forma Combined
  Class Y (Institutional) Shares...........................................   $5          $16          $29          $64
  Class C (Individual) Shares..............................................   $8          $24          $42          $94

                                                   CONESTOGA                       COREFUNDS                 PRO FORMA
                                                    TAX-FREE                    TAX-FREE RESERVE             COMBINED
                                                      FUND              --------------------------------  ---------------
                                          ----------------------------      CLASS Y          CLASS C          CLASS Y
                                           INSTITUTIONAL     RETAIL     (INSTITUTIONAL)   (INDIVIDUAL)    (INSTITUTIONAL)
                                              SHARES         SHARES         SHARES           SHARES           SHARES
                                          ---------------  -----------  ---------------  ---------------  ---------------
ANNUAL FUND OPERATING
  EXPENSES
  (as a percentage of average net assets)
 Advisory Fees
  (after fee waivers)................           .16%(1)        .16%(1)          .29%(2)          .29%(2)          .28%(2)
12b-1 Fees (after fee waivers).......          None            .05%(3)         None              .25%            None
Other Expenses(4)
  (after fee waivers and/or expense
  reimbursements)....................           .30%           .30%             .24%(5)          .24%(5)          .23%(6)
Total Operating Expenses
  (after fee waivers and/or expense
  reimbursements)....................           .46%(7)        .51%(7)          .53%(8)          .78%(8)          .51%(9)



                                           CLASS C
                                        (INDIVIDUAL)
                                           SHARES
                                       ---------------
ANNUAL FUND OPERATING
  EXPENSES
  (as a percentage of average net ass
Advisory Fees
  (after fee waivers)................           .28%(2)
12b-1 Fees (after fee waivers).......           .25%
Other Expenses(4)
  (after fee waivers and/or expense
  reimbursements)....................           .23%(6)
Total Operating Expenses
  (after fee waivers and/or expense
  reimbursements)....................           .76%(9)


------------------
(1) The maximum advisory fee for the Institutional Shares and Retail Shares of the Conestoga Tax-Free Fund is .40%.
(2) The maximum advisory fee for the Class Y (Institutional) Shares and Class C (Individual) Shares of the CoreFunds Tax-Free Reserve is .50%.

(3) 12b-1 fee for the Retail Shares of the Conestoga Tax-Free Fund have been reduced to reflect the voluntary waiver of fees by that Fund's distributor. The Conestoga Tax-Free Fund can pay up to .40% of the average daily net assets of its Retail Shares as a 12b-1 fee to its distributor.

(4) Includes administration fees. Absent voluntary fee waivers, administration fees are payable at the maximum annual rate of .25% of the Class Y (Institutional) Shares and Class C (Individual) Shares of the CoreFunds Tax-Free Reserve, and .17% of the Institutional Shares and Retail Shares of the Conestoga Tax-Free Fund.

(5) Other Expenses, before fee waivers and/or expense reimbursements, would have been 0.33% and 0.33%, respectively, for the Class Y (Institutional) Shares and Class C (Individual) Shares of the CoreFunds Tax-Free Reserve.


(6) Other Expenses, before fee waivers and/or expense reimbursements, would be 0.32% and 0.32%, respectively, for the Class Y (Institutional) Shares and Class C (Individual) Shares of the Pro Forma Combined Portfolio.


(7) Absent the voluntary waivers and reimbursements by the investment adviser and administrator, which can be terminated at any time, the total operating expenses for the Institutional Shares and Retail Shares of the Conestoga Tax-Free Fund would have been 0.70% and 1.10%, respectively.


(8) Without voluntary waivers by its investment adviser and administrator, which can be terminated at any time, total operating expenses for the Class Y (Institutional) Shares and Class C (Individual) Shares of the CoreFunds Tax-Free Reserve would have been 0.83% and 1.08%, respectively.


(9) Absent voluntary waivers, which can be terminated at any time, the total operating expenses for the Class Y (Institutional) Shares and Class C (Individual) Shares of the Pro Forma Combined Portfolio would be 0.72% and 0.97%, respectively.


     EXAMPLE: An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return, and (2) redemption at the end of the following periods:

                                                                               1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                             -----------  -----------  -----------  -----------

Conestoga Tax-Free Fund
  Institutional Shares.....................................................        $5         $15         $26         $58

  Retail Shares............................................................        $5         $16         $29         $64
CoreFunds Tax-Free Reserve
  Class Y (Institutional) Shares...........................................        $5         $17         $30         $66
  Class C (Individual) Shares..............................................        $8         $25         $43         $97
Pro Forma
  Class Y (Institutional) Shares...........................................        $5         $16         $29         $64
  Class C (Individual) Shares..............................................        $8         $24         $42         $94


                                                CONESTOGA
                                         U.S. TREASURY SECURITIES               COREFUNDS                 PRO FORMA
                                                                             TREASURY RESERVE             COMBINED
                                                   FUND              --------------------------------  ---------------
                                       ----------------------------      CLASS Y          CLASS C          CLASS Y
                                        INSTITUTIONAL     RETAIL     (INSTITUTIONAL)   (INDIVIDUAL)    (INSTITUTIONAL)
                                           SHARES         SHARES         SHARES           SHARES           SHARES
                                       ---------------  -----------  ---------------  ---------------  ---------------
ANNUAL FUND OPERATING
  EXPENSES
  (as a percentage of average net assets)
Advisory Fees
  (after fee waivers)................           .27%(1)        .27%(1)          .29%(2)          .29%(2)          .28%(2)
12b-1 Fees (after fee waivers).......          None            .15%(3)         None              .25%            None
Other Expenses(4)
  (after fee waivers and/or expense
  reimbursements)....................           .35%(5)        .35%(5)          .24%(6)          .24%(6)          .23%(7)
Total Operating Expenses
  (after fee waivers and/or expense
  reimbursements)....................           .62%(8)        .77%(8)          .53%(9)          .78%(9)          .51%(10)

                                            CLASS C
                                         (INDIVIDUAL)
                                            SHARES
                                        ---------------
ANNUAL FUND OPERATING
  EXPENSES
  (as a percentage of average net ass
Advisory Fees
  (after fee waivers)................           .28%(2)
12b-1 Fees (after fee waivers).......           .25%
Other Expenses(4)
  (after fee waivers and/or expense
  reimbursements)....................           .23%(7)
Total Operating Expenses
  (after fee waivers and/or expense
  reimbursements)....................           .76%(10)




------------------

(1) The maximum advisory fee for the Institutional Shares and Retail Shares of the Conestoga U.S. Treasury Securities Fund is .40%.

(2) The maximum advisory fee for the Class Y (Institutional) Shares and Class C (Individual) Shares of the CoreFunds Treasury Reserve is .50%.

(3) 12b-1 fees for the Retail Shares of the Conestoga U.S. Treasury Securities Fund have been reduced to reflect the voluntary waiver of fees by that Fund's distributor. The Conestoga U.S. Treasury Securities Fund can pay up to .40% of the average daily net assets of its Retail Shares as a 12b-1 fee to its distributor.

(4) Includes administration fees. Absent voluntary fee waivers, administration fees are payable at the maximum annual rate of .25% of the Class Y (Institutional) Shares and Class C (Individual) Shares of the CoreFunds Treasury Reserve, and .17% of the Institutional Shares and Retail Shares of the Conestoga U.S. Treasury Securities Fund.


(5) Other Expenses, before fee waivers and/or expense reimbursements, would have been 0.37% and 0.37%, respectively, for the Institutional Shares and Retail Shares of the Conestoga U.S. Treasury Securities Fund.



(6) Other Expenses, before fee waivers and/or expense reimbursements, would have been 0.33% and 0.33%, respectively, for the Class Y (Institutional) Shares and Class C (Individual) Shares of the CoreFunds Cash Reserve.



(7) Other Expenses, before fee waivers and/or expense reimbursements, would be 0.32% and 0.32%, respectively, for the Class Y (Institutional) Shares and Class C (Individual) Shares of the Pro Forma Combined Portfolio.



(8) Absent the voluntary waivers and reimbursements by the investment adviser, which can be terminated at any time, the total operating expenses for the Institutional Shares and Retail Shares of the Conestoga U.S. Treasury Securities Fund would have been 0.77% and 1.17%, respectively.



(9) Absent the voluntary waivers and/or expense reimbursements by the investment adviser and administrator, which can be terminated at any time, total operating expenses for the Class Y (Institutional) Shares and Class C (Individual) Shares of the CoreFunds Treasury Reserve would have been 0.83% and 1.08%, respectively.



(10) Absent voluntary waivers, which can be terminated at any time, the total operating expenses for the Class Y (Institutional) Shares and Class C (Individual) Shares of the Pro Forma Combined Portfolio would be 0.72% and 0.97%, respectively.


     EXAMPLE: An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return, and (2) redemption at the end of the following periods:

                                                                               1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                             -----------  -----------  -----------  -----------
Conestoga U.S. Treasury Securities Fund

  Institutional Shares.....................................................          $6          $20          $35          $77
  Retail Shares............................................................          $8          $25          $43          $95
CoreFunds Treasury Reserve
  Class Y (Institutional) Shares...........................................          $5          $17          $30          $66
  Class C (Individual) Shares..............................................          $8          $25          $43          $97
Pro Forma Combined
  Class Y (Institutional) Shares...........................................          $5          $16          $29          $64
  Class C (Individual) Shares..............................................          $8          $24          $42          $94


                                            CONESTOGA                     COREFUNDS                      PRO FORMA
                                              EQUITY                  VALUE EQUITY FUND*                  COMBINED
                                               FUND             ------------------------------  ----------------------------
                                    --------------------------      CLASS Y         CLASS A         CLASS Y        CLASS A
                                    INSTITUTIONAL    RETAIL     (INSTITUTIONAL)  (INDIVIDUAL)   (INSTITUTIONAL)  (INDIVIDUAL)
                                       SHARES        SHARES         SHARES          SHARES          SHARES         SHARES
                                    -------------  -----------  ---------------  -------------  ---------------  -----------

SHAREHOLDER TRANSACTION
  EXPENSES
Maximum Sales Load Imposed on
  Purchases.......................         None          2.00%          None            3.25%           None           3.25%
Maximum Sales Load Imposed on
  Reinvested Dividends (as a
  percentage of offering price)...         None          None           None            None            None           None
Contingent Deferred Sales Charge
  (as a percentage of original
  purchase price or redemption
  proceeds, as applicable)........         None          None           None            None            None           None
Redemption Fee (as a percentage of
  amount redeemed, if
  applicable).....................         None          None           None            None            None           None
Exchange Fee......................         None          None           None            None            None           None



ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net
  assets)
Advisory Fees.....................         .74%          .74%             .75%           .75%            .74%           .74%
12b-1 Fees (after fee waivers)....         None          .25%(2)         None            .25%(2)         None           .25%(2)
Other Expenses(2)
  (after fee waivers and/or
  expense reimbursements).........         .31%(4)       .31%(4)          .24%(5)        .24%(5)         .26%(6)        .26%(6)
Total Operating Expenses
  (after fee waivers and/or
  expense reimbursements).........        1.05%(7)      1.30%(7)          .99%(8)       1.24%(8)        1.00%(9)       1.25%(9)


------------------

* It is expected that the CoreFunds Value Equity Fund will change its name and investment policies upon consummation of the Reorganization and that it will continue the operations of the Conestoga Equity Fund.

(1) 12b-1 fees for the Retail Shares of the Conestoga Equity Fund have been reduced to reflect the voluntary waiver of fees by that Fund's Distributor. Conestoga Equity Fund can pay up to 0.40% of the average daily net assets of its Retail Shares as a 12b-1 fee to the distributor.


(2) Under rules of the NASD, a 12b-1 fee may be treated as a sales charge for certain purposes. Because the 12b-1 fee is an annual fee charged against the assets of a Portfolio, long-term shareholders may indirectly pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the rules of the NASD.



(3) Includes administration fees. Absent voluntary fee waivers, administration fees are payable at the maximum annual rate of .25% of the Class Y (Institutional) Shares and Class A (Individual) Shares of the CoreFunds Value Equity Fund, and .17% of the Institutional Shares and Retail Shares of the Conestoga Equity Fund.



(4) Other Expenses, before fee waivers and/or expense reimbursements, would have been 0.36% and 0.36%, respectively, for the Institutional Shares and Retail Shares of the Conestoga Equity Fund.



(5) Other Expenses, before fee waivers and/or expense reimbursements, would have been 0.33% and 0.33%, respectively, for the Class Y (Institutional) Shares and Class A (Individual) Shares of the CoreFunds Value Equity Fund.



(6) Other Expenses, before fee waivers and/or expense reimbursements, would be 0.35% and 0.35%, respectively, for the Class Y (Institutional) Shares and Class A (Individual) Shares of the Pro Forma Combined Portfolio.



(7) Absent the voluntary waivers and reimbursements by the investment adviser, which can be terminated at any time, the total operating expenses of the Institutional Shares and Retail Shares of the Conestoga Equity Fund would have been 1.10% and 1.50%, respectively.



(8) Absent fee waivers by the investment adviser and administrator, which can be terminated at any time, the total operating expenses for Class Y (Institutional) Shares and Class A (Individual) Shares of the CoreFunds Value Equity Fund would have been 1.08% and 1.33%, respectively.



(9) Absent voluntary waivers, which can be terminated at any time, the total operating expenses of the Class Y (Institutional) Shares and Class A (Individual) Shares of the Pro Forma Combined Portfolio would be 1.09% and 1.34%, respectively.


     EXAMPLE: An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return, and (2) redemption at the end of the following periods:

                                                                                1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                             -----------  -----------  -----------  -----------

Conestoga Equity Fund
  Institutional Shares.....................................................        $11          $33          $58         $128
  Retail Shares                                                                    $33          $60          $90         $174
CoreFunds Value Equity Fund
  Class Y (Institutional) Shares...........................................        $10          $32          $55         $121

  Class A (Individual) Shares..............................................        $45          $71          $98         $178
Pro Forma Combined
  Class Y (Institutional) Shares...........................................        $10          $32          $55         $122
  Class A (Individual) Shares                                                      $45          $71          $99         $179

                                              CONESTOGA                     COREFUNDS                      PRO FORMA
                                            SPECIAL EQUITY             SPECIAL EQUITY FUND*                 COMBINED
                                                 FUND             ------------------------------  ----------------------------
                                      --------------------------      CLASS Y         CLASS A         CLASS Y        CLASS A
                                      INSTITUTIONAL    RETAIL     (INSTITUTIONAL)  (INDIVIDUAL)   (INSTITUTIONAL)  (INDIVIDUAL)
                                         SHARES        SHARES         SHARES          SHARES          SHARES         SHARES
                                      -------------  -----------  ---------------  -------------  ---------------  -----------

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on
  Purchases.........................         None          2.00%          None            None            None           3.25%
Maximum Sales Load Imposed on
  Reinvested Dividends (as a
  percentage of offering price).....         None          None           None            None            None           None
Contingent Deferred Sales Charge (as
  a percentage of original purchase
  price or redemption proceeds, as
  applicable).......................         None          None           None            None            None           None
Redemption Fee (as a percentage of
  amount redeemed, if applicable)...         None          None           None            None            None           None
Exchange Fee........................         None          None           None            None            None           None

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net
  assets)
Advisory Fees
  (after fee waivers)...............         .0%(1)        .0%(1)         N/A             N/A             .10%(1)         .10%(1)
12b-1 Fees (after fee waivers)......         None          .0%(2)         N/A             N/A             None            .25%(3)
Other Expenses(4)
  (after fee waivers and/or expense
  reimbursements)...................         .32%(5)       .32%(5)        N/A             N/A             .21%(6)         .21%(6)
Total Operating Expenses
  (after fee waivers and/or expense
  reimbursements)...................         .32%(7)       .32%(7)        N/A             N/A             .31%(8)         .56%(8)


------------------

* The CoreFunds Special Equity Fund has not yet commenced operations. The CoreFunds Special Equity Fund will continue the operations of the Conestoga Special Equity Fund upon consummation of the Reorganization relating to that Fund.


(1) The maximum advisory fee for the Institutional Shares and Retail Shares of the Conestoga Special Equity Fund and the Class Y (Institutional) Shares and Class A (Individual) Shares of the CoreFunds Special Equity Fund is 1.50%.


(2) 12b-1 fees for the Retail Shares of the Conestoga Special Equity Fund have been reduced to reflect the voluntary waiver of fees by that Fund's distributor. The Conestoga Special Equity Fund can pay up to 0.40% of the average daily net assets of its Retail Shares as a 12b-1 fee to the distributor.

(3) Under rules of the NASD, a 12b-1 fee may be treated as a sales charge for certain purposes. Because the 12b-1 fee is an annual fee charged against the assets of a Portfolio, long-term shareholders may indirectly pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the rules of the NASD.


(4) Includes administration fees. Absent voluntary fee waivers, administration fees are payable at the maximum annual rate of .17% of the Institutional Shares and Retail Shares of the Conestoga Special Equity Fund.


(5) Other Expenses, before fee waivers and/or expense reimbursements, would have been 0.37% and 0.37%, respectively, for the Institutional Shares and Retail Shares of the Conestoga Special Equity Fund.


(6) Other Expenses, before fee waivers and/or expense reimbursements, would be 0.30% and 0.30%, respectively, for the Class Y (Institutional) Shares and Class A (Individual) Shares of the CoreFunds Special Equity Fund.


(7) Absent the voluntary waivers and reimbursements by the investment adviser and administrator, which can be terminated at any time, the total operating expenses of the Institutional Shares and Retail Shares of the Conestoga Special Equity Fund would have been 1.87% and 2.27%, respectively.


(8) Absent voluntary waivers, which can be terminated at any time, the pro forma total operating expenses of the Class Y (Institutional) Shares and Class A (Individual) Shares of the CoreFunds Special Equity Fund would be 1.80% and 2.05%, respectively.

     EXAMPLE: An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return, and (2) redemption at the end of the following periods:

                                                                               1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                             -----------  -----------  -----------  -----------
Conestoga Special Equity Fund
  Institutional Shares.....................................................        $ 3           $10          $18         $ 41
  Retail Shares............................................................        $23           $30          $38         $ 60
CoreFunds Special Equity Fund
  Class Y (Institutional) Shares...........................................         N/A           N/A          N/A          N/A
  Class A (Individual) Shares..............................................         N/A           N/A          N/A          N/A
Pro Forma Combined
  Class Y (Institutional) Shares...........................................        $ 3           $10          $17         $ 39
  Class A (Individual) Shares..............................................        $38           $50          $63         $100

                                                                            COREFUNDS
                                              CONESTOGA                        BOND                        PRO FORMA
                                                 BOND                         FUND*                         COMBINED
                                                 FUND             ------------------------------  ----------------------------
                                      --------------------------      CLASS Y         CLASS A         CLASS Y        CLASS A
                                      INSTITUTIONAL    RETAIL     (INSTITUTIONAL)  (INDIVIDUAL)   (INSTITUTIONAL)  (INDIVIDUAL)
                                         SHARES        SHARES         SHARES          SHARES          SHARES         SHARES
                                      -------------  -----------  ---------------  -------------  ---------------  -----------

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on
  Purchases.........................         None          2.00%          None            None            None           3.25%
Maximum Sales Load Imposed on
  Reinvested Dividends (as a
  percentage of offering price).....         None          None           None            None            None           None
Contingent Deferred Sales
  Charge (as a percentage of
  original purchase price or
  redemption proceeds, as
  applicable).......................         None          None           None            None            None           None
Redemption Fee (as a percentage
  of amount redeemed, if
  applicable).......................         None          None           None            None            None           None
Exchange Fee........................         None          None           None            None            None           None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net
  assets)
Advisory Fees
  (after fee waivers)...............          .34%(1)        .34%(1)          N/A          N/A             .35%(1)        .35%(1)
12b-1 Fees
  (after fee waivers)...............         None            .25%(3)          N/A          N/A            None            .25%(3)
Other Expenses(4)
  (after fee waivers and/or expense
  reimbursements)...................          .37%(5)        .37%(5)          N/A          N/A             .21%(6)        .21%(6)
Total Operating Expenses
  (after fee waivers and/or expense
  reimbursements)...................          .71%(7)        .96%(7)          N/A          N/A             .56%(8)        .81%(8)


------------------

* The CoreFunds Bond Fund has not yet commenced operations. The CoreFunds Bond Fund will continue the operations of the Conestoga Bond Fund upon consummation of the Reorganization relating to that Fund.


(1) The maximum advisory fee for the Institutional Shares and Retail Shares of the Conestoga Bond Fund and the Class Y (Institutional) Shares and Class A (Individual) Shares of the CoreFunds Bond Fund is .74%.


(2) 12b-1 fees for the Retail Shares of the Conestoga Bond Fund have been reduced to reflect the voluntary waiver of fees by that Fund's distributor. The Conestoga Bond Fund can pay up to .40% of its average daily net assets of its Retail Shares as a 12b-1 fee to its distributor.

(3) Under rules of the NASD, a 12b-1 fee may be treated as a sales charge for certain purposes. Because the 12b-1 fee is an annual fee charged against the assets of a Portfolio, long-term shareholders may indirectly pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the rules of the NASD.


(4) Includes administration fees. Absent voluntary fee waivers, administration fees are payable at the maximum annual rate of .17% of the Institutional Shares and Retail Shares of the Conestoga Bond Fund.


(5) Other Expenses, before fee waivers and/or expense reimbursements, would have been 0.38% and 0.38%, respectively, for the Institutional Shares and Retail Shares of the Conestoga Bond Fund.


(6) Other Expenses, before fee waivers and/or expense reimbursements, would be 0.30% and 0.30%, respectively, for the Class Y (Institutional) Shares and Class A (Individual) Shares of the CoreFunds Bond Fund.


(7) Absent the voluntary waivers and reimbursements by the investment adviser and administrator, which can be terminated at any time, the total operating expenses for the Institutional Shares and Retail Shares of the Conestoga Bond Fund would have been 1.12% and 1.52%, respectively.


(8) Absent voluntary waivers, which can be terminated at any time, the pro forma total operating expenses of the Class Y (Institutional) Shares and Class A (Individual) Shares of the CoreFunds Bond Fund would be 1.04% and 1.29%, respectively.


     EXAMPLE: An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return, and (2) redemption at the end of the following periods:

                                                                                1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                             -----------  -----------  -----------  -----------
Conestoga Bond Fund
  Institutional Shares.....................................................        $  7         $ 23         $ 40         $ 88
  Retail Shares............................................................        $ 30         $ 50         $ 72         $135
CoreFunds Bond Fund
  Class Y (Institutional) Shares...........................................         N/A          N/A          N/A          N/A
  Class A (Individual) Shares..............................................         N/A          N/A          N/A          N/A
Pro Forma Combined
  Class Y (Institutional) Shares...........................................        $  6         $ 18         $ 31         $ 70
  Class A (Individual) Shares..............................................        $ 41         $ 58         $ 76         $129

                                                                           COREFUNDS
                                            CONESTOGA                    INTERMEDIATE                    PRO FORMA
                                           INTERMEDIATE                   BOND FUND                       COMBINED
                                           INCOME FUND          ------------------------------  ----------------------------
                                    --------------------------      CLASS Y         CLASS A         CLASS Y        CLASS A
                                    INSTITUTIONAL    RETAIL     (INSTITUTIONAL)  (INDIVIDUAL)   (INSTITUTIONAL)  (INDIVIDUAL)
                                       SHARES        SHARES         SHARES          SHARES          SHARES         SHARES
                                    -------------  -----------  ---------------  -------------  ---------------  -----------

SHAREHOLDER TRANSACTION
  EXPENSES
Maximum Sales Load Imposed on
  Purchases.......................         None          2.00%          None            3.25%           None           3.25%
Maximum Sales Load Imposed on
  Reinvested Dividends (as a
  percentage of offering price)...         None          None           None            None            None           None
Contingent Deferred Sales
  Charge (as a percentage of
  original purchase price or
  redemption proceeds, as
  applicable).....................         None          None           None            None            None           None
Redemption Fee (as a percentage
  of amount redeemed, if
  applicable).....................         None          None           None            None            None           None
Exchange Fee......................         None          None           None            None            None           None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net
  assets)
Advisory Fees
  (after fee waivers).............         .25%(1)       .25%(1)        .37%(2)         .37%(2)        .25%(2)        .25%(2)
12b-1 Fees (after fee waivers)....         None          .25%(4)        None            .25%(4)        None           .25%(4)
Other Expenses(5)
  (after fee waivers and/or
  expense reimbursements).........         .39%          .39%           .23%(6)         .23%(6)        .26%(7)        .26%(7)%
Total Operating Expenses
  (after fee waivers and/or
  expense reimbursements).........         .64%(8)       .89%(8)        .60%(9)         .85%(9)        .51%(10)      .76%(10)



------------------

(1) The maximum advisory fee for the Institutional Shares and Retail Shares of the Conestoga Intermediate Income Fund is .74%.

(2) The maximum advisory fee for the Class Y (Institutional) Shares and Class A (Individual) Shares of the CoreFunds Intermediate Bond Fund is .50%.

(3) 12b-1 fees for the Retail Shares of the Conestoga Intermediate Income Fund have been reduced to reflect the voluntary waiver of fees by that Fund's distributor. The Conestoga Intermediate Income Fund can pay up to .40% of its daily net assets as a 12b-1 fee to its distributor.

(4) Under rules of the NASD, a 12b-1 fee may be treated as a sales charge for certain purposes. Because the 12b-1 fee is an annual fee charged against the assets of a Portfolio, long-term shareholders may indirectly pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the rules of the NASD.


(5) Includes administration fees. Absent voluntary fee waivers, administration fees are payable at the maximum annual rate of .25% of the Class Y (Institutional) Shares and Class A (Individual) Shares of the CoreFunds Intermediate Bond Fund, and .17% of the Institutional Shares and Retail Shares of the Conestoga Intermediate Income Fund.


(6) Other Expenses, before fee waivers and/or expense reimbursements, would have been 0.32% and 0.32%, respectively, for the Class Y (Institutional) Shares and Class A (Individual) Shares of the CoreFunds Intermediate Bond Fund.


(7) Other Expenses, before fee waivers and/or expense reimbursements, would be 0.35% and 0.35%, respectively, for the Class Y (Institutional) Shares and Class A (Individual) Shares of the Pro Forma Combined Portfolio.


(8) Absent the voluntary waivers and reimbursements by the investment adviser and administrator, the total operating expenses for the Institutional Shares and Retail Shares of the Conestoga Intermediate Income Fund would have been 1.13% and 1.53%, respectively.


(9) Absent voluntary waivers by its investment adviser and administrator, which can be terminated at any time, total operating expenses for the Class Y (Institutional) Shares and Class A (Individual) Shares of the CoreFunds Intermediate Bond Fund would have been 0.82% and 1.07%, respectively.


(10) Absent voluntary waivers, which can be terminated at any time, the total operating expenses for the Class Y (Institutional) Shares and Class A (Individual) Shares of the Pro Forma Combined Portfolio would be 0.85% and 1.10%, respectively.


     EXAMPLE: An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return, and (2) redemption at the end of the following periods:


                                                                1 YEAR        3 YEARS             5 YEARS        10 YEARS
                                                             -----------    -----------         -----------      -----------
Conestoga Intermediate Income Fund
Institutional Shares .......................................     $7               $20               $36               $80
  Retail Shares ............................................    $29               $48               $68              $127
CoreFunds Intermediate Bond Fund
  Class Y (Institutional) Shares ...........................     $6               $19               $33               $75
  Class A (Individual) Shares ..............................    $41               $59               $78              $134
Pro Forma Combined
  Class Y (Institutional) Shares ...........................     $5               $16               $29               $64
  Class A (Individual) Shares ..............................    $40               $56               $73              $124

                                                                             COREFUNDS
                                              CONESTOGA                    PENNSYLVANIA
                                             PENNSYLVANIA                 MUNICIPAL BOND                   PRO FORMA
                                            TAX-FREE BOND                      FUND                         COMBINED
                                                 FUND             ------------------------------  ----------------------------
                                      --------------------------      CLASS Y         CLASS A         CLASS Y        CLASS A
                                      INSTITUTIONAL    RETAIL     (INSTITUTIONAL)  (INDIVIDUAL)   (INSTITUTIONAL)  (INDIVIDUAL)
                                         SHARES        SHARES         SHARES          SHARES          SHARES         SHARES
                                      -------------  -----------  ---------------  -------------  ---------------  -----------

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on
  Purchases.........................         None          2.00%          None            3.25%           None           3.25%
Maximum Sales Load Imposed on
  Reinvested Dividends (as a
  percentage of offering price).....         None          None           None            None            None           None
Contingent Deferred Sales
  Charge (as a percentage of
  original purchase price or
  redemption proceeds, as
  applicable).......................         None          None           None            None            None           None
Redemption Fee (as a percentage
  of amount redeemed, if
  applicable).......................         None          None           None            None            None           None
Exchange Fee........................         None          None           None            None            None           None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net
  assets)
Advisory Fees
  (after fee waivers)...............         .0%(1)         .0%(1)        .0%(2)          .0%(2)          .0%(2)         .0%(2)
12b-1 Fees (after fee waivers)......          None          .0%(3)        None            .25%(4)         None           .25%(4)
Other Expenses(5)
  (after fee waivers and/or expense
  reimbursements)...................          .51%          .51%          .37%(6)         .37%(6)         .14%(7)        .14%(7)
Total Operating Expenses
  (after fee waivers and/or expense
  reimbursements)...................          .51%(8)        .51%(8)      .37%(9)         .62%(9)         .14%(10)       .39%(10)


------------------

(1) The maximum advisory fee for the Institutional Shares and Retail Shares of the Conestoga Pennsylvania Tax-Free Bond Fund is .74%.

(2) The maximum advisory fee for the Class Y (Institutional) Shares and Class A (Individual) Shares of the CoreFunds Pennsylvania Municipal Bond Fund is .50%.

(3) 12b-1 fees for the Retail Shares of the Conestoga Pennsylvania Tax-Free Bond Fund have been reduced to reflect the voluntary waiver of fees by that Fund's distributor. The Conestoga Pennsylvania Tax-Free Bond Fund can pay up to .40% of the average daily net assets of its Retail Shares as a 12b-1 fee to its distributor.

(4) Under rules of the NASD, a 12b-1 fee may be treated as a sales charge for certain purposes. Because the 12b-1 fee is an annual fee charged against the assets of a Portfolio, long-term shareholders may indirectly pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the rules of the NASD.


(5) Includes administration fees. Absent voluntary fee waivers, administration fees are payable at the maximum annual rate of .25% of the Class Y (Institutional) Shares and Class A (Individual) Shares of the CoreFunds Pennsylvania Municipal Bond Fund, and .17% of the Institutional Shares and Retail Shares of the Conestoga Pennsylvania Tax-Free Bond Fund.


(6) Other Expenses, before fee waivers and/or expense reimbursements, would have been 0.46% and 0.46%, respectively, for the Class Y (Institutional) Shares and Class A (Individual) Shares of the CoreFunds Pennsylvania Municipal Bond Fund.


(7) Other Expenses, before fee waivers and/or expense reimbursements, would be 0.39% and 0.39%, respectively, for the Class Y (Institutional) Shares and Class A (Individual) Shares of the Pro Forma Combined Portfolio.


(8) Absent the voluntary waivers and reimbursements by the investment adviser and administrator, which can be terminated at any time, the total operating expenses for the Institutional Shares and Retail Shares of the Conestoga Pennsylvania Tax-Free Bond Fund would have been 1.25% and 1.65%, respectively.


(9) Absent the voluntary fee waivers by the investment adviser and administrator, which can be terminated at any time, total operating expenses for the Class Y (Institutional) Shares and Class A (Individual) Shares of the CoreFunds Pennsylvania Municipal Bond Fund would have been 0.96% and 1.21%, respectively.


(10) Absent voluntary waivers, which can be terminated at any time, the total operating expenses for the Class Y (Institutional) Shares and Class A (Individual) Shares of the Pro Forma Combined Portfolio would be 0.89% and 1.14%, respectively.


     EXAMPLE: An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return, and (2) redemption at the end of the following periods:



                                                                1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                             -----------  -----------  -----------  -----------
Conestoga Pennsylvania Tax-Free Bond Fund
  Institutional Shares                                             $5         $16          $29          $64
  Retail Shares                                                   $25         $36          $48          $83
CoreFunds Pennsylvania Municipal Bond Fund
  Class Y (Institutional) Shares                                   $4         $12          $21          $47
  Class A (Individual) Shares                                     $39         $52          $66         $107
Pro Forma Combined
  Class Y (Institutional) Shares                                   $1          $5           $8          $18
  Class A (Individual) Shares                                     $36         $45          $54          $80

                                                                           COREFUNDS
                                             CONESTOGA                      BALANCED                       PRO FORMA
                                              BALANCED                        FUND                          COMBINED
                                                FUND             ------------------------------  ------------------------------
                                     --------------------------      CLASS Y         CLASS A         CLASS Y         CLASS A
                                     INSTITUTIONAL    RETAIL     (INSTITUTIONAL)  (INDIVIDUAL)   (INSTITUTIONAL)  (INDIVIDUAL)
                                        SHARES        SHARES         SHARES          SHARES          SHARES          SHARES
                                     -------------  -----------  ---------------  -------------  ---------------  -------------
SHAREHOLDER TRANSACTION
  EXPENSES
  Maximum Sales Load Imposed on
    Purchases......................     None          2.00%          None            3.25%           None            3.25%
  Maximum Sales Load Imposed on
    Reinvested Dividends (as a
    percentage of offering price)..     None          None           None            None            None            None
  Contingent Deferred Sales Charge
    (as a percentage of original
    purchase price or redemption
    proceeds, as applicable).......     None          None           None            None            None            None
  Redemption Fee (as a percentage
    of amount redeemed, if
    applicable)....................     None          None           None            None            None            None
  Exchange Fee.....................     None          None           None            None            None            None
ANNUAL FUND OPERATING
  EXPENSES
  (as a percentage of average net
    assets)
Advisory Fees
  (after fee waivers)..............     .49%(1)        .49%(1)       .67%(2)         .67%(2)         .56%(2)        .56%(2)
12b-1 Fees (after fee waivers).....     None           .25%(4)       None            .25%(4)         None           .25%(4)
Other Expenses(5)
  (after fee waivers and/or expense
  reimbursements)..................     .33%          .33%           .26%(6)         .26%(6)         .24%(7)        .24%(7)
Total Operating Expenses
  (after fee waivers and/or expense
  reimbursements)..................     .82%(8)       1.07%(8)       .93%(9)        1.18%(9)         .80%(10)      1.05%(10)



------------------
(1) The maximum advisory fee for the Institutional Shares and Retail Shares of the Conestoga Balanced Fund is 0.75%.

(2) The maximum advisory fee for the Class Y (Institutional) Shares and Class A (Individual) Shares of the CoreFunds Balanced Fund is .70%.

(3) 12b-1 fees for the Retail Shares of the Conestoga Balanced Fund have been reduced to reflect the voluntary waiver of fees by that Fund's distributor. The Conestoga Balanced Fund can pay up to 0.40% of its average daily net assets of its Retail Shares as a 12b-1 fee to its distributor.

(4) Under rules of the NASD, a 12b-1 fee may be treated as a sales charge for certain purposes. Because the 12b-1 fee is an annual fee charged against the assets of a Portfolio, long-term shareholders may indirectly pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the rules of the NASD.



(5) Includes administration fees. Absent voluntary fee waivers, administration fees are payable at the maximum annual rate of .25% of the Class Y (Institutional) Shares and Class A (Individual) Shares, and .17% of the Institutional Shares and Retail Shares of the Conestoga Balanced Fund.


(6) Other Expenses, before fee waivers and/or expense reimbursements, would have been 0.35% and 0.35%, respectively, for the Class Y (Institutional) Shares and Class A (Individual) Shares of the CoreFunds Balanced Fund.


(7) Other Expenses, before fee waivers and/or expense reimbursements, would be 0.33% and 0.33%, respectively, for the Class Y (Institutional) Shares and Class A (Individual) Shares of the Pro Forma Combined Portfolio.



(8) Absent the voluntary waivers and reimbursements by the investment adviser and administrator, which can be terminated at any time, the total operating expenses of the Institutional Shares and Retail Shares of the Conestoga Balanced Fund would have been 1.08% and 1.48%, respectively.



(9) Absent the voluntary fee waivers by the investment adviser and administrator, which can be terminated at any time, the total operating expenses for the Class Y (Institutional) Shares and Class A (Individual) Shares of the CoreFunds Balanced Fund would have been 1.05% and 1.30%, respectively.



(10) Absent voluntary waivers, which can be terminated at any time, the total operating expenses of the Class Y (Institutional) Shares and Class A (Individual) Shares of the Pro Forma Combined Portfolio would be 1.03% and 1.28%, respectively.


     EXAMPLE: An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the end of the following periods:


                                                               1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                             -----------  -----------  -----------  -----------

Conestoga Balanced Fund
  Institutional Shares.....................................       $ 8         $26          N/A          N/A
  Retail Shares............................................       $31         $53          N/A          N/A
CoreFunds Balanced Fund
  Class Y (Institutional) Shares...........................       $ 9         $30         $ 51         $114
  Class A (Individual) Shares..............................       $44         $69         $ 95         $171
Pro Forma Combined
  Class Y (Institutional) Shares...........................       $ 8         $26         $ 44         $ 99
  Class A (Individual) Shares..............................       $43         $65         $ 89         $157

                                                                            COREFUNDS
                                             CONESTOGA                     SHORT-TERM                      PRO FORMA
                                             SHORT-TERM                   INCOME FUND*                      COMBINED
                                             INCOMEFUND          ------------------------------  ------------------------------
                                     --------------------------      CLASS Y         CLASS A         CLASS Y         CLASS A
                                     INSTITUTIONAL    RETAIL     (INSTITUTIONAL)  (INDIVIDUAL)   (INSTITUTIONAL)  (INDIVIDUAL)
                                        SHARES        SHARES         SHARES          SHARES          SHARES          SHARES
                                     -------------  -----------  ---------------  -------------  ---------------  -------------

SHAREHOLDER TRANSACTION
  EXPENSES
  Maximum Sales Load Imposed on
    Purchases......................         None          2.00%          None            None            None            3.25%
  Maximum Sales Load Imposed on
    Reinvested Dividends (as a
    percentage of offering price)..         None          None           None            None            None            None
  Contingent Deferred Sales Charge
    (as a percentage of original
    purchase price or redemption
    proceeds, as applicable).......         None          None           None            None            None            None
  Redemption Fee
    (as a percentage of amount
    redeemed, if applicable).......         None          None           None            None            None            None
  Exchange Fee.....................         None          None           None            None            None            None
ANNUAL FUND OPERATING
  EXPENSES
  (as a percentage of average net
    assets)
Advisory Fees
  (after fee waivers)..............         .29%(1)       .29%(1)        N/A             N/A             .25%(1)         .25%(1)
12b-1 Fees (after fee waivers).....         None          .25%(3)        N/A             N/A             None            .25%(3)
Other Expenses(4)
  (after fee waivers and/or expense
  reimbursements)..................         .34%          .34%           N/A             N/A             .21%(5)         .21%(5)
Total Operating Expenses
  (after fee waivers and/or expense
  reimbursements)..................         .63%(6)       .88%(6)        N/A             N/A             .46%(7)         .71%(7)



------------------



* The CoreFunds Short-Term Income Fund has not yet commenced operations. The CoreFunds Short-Term Income Fund will continue the operations of the Conestoga Short-Term Income Fund upon consummation of the Reorganization relating to that Fund. (1) The maximum advisory fee for the Institutional Shares and Retail Shares of the Conestoga Short-Term Income Fund and for the Class Y (Institutional) Shares and Class A (Individual) Shares of the CoreFunds Short-Term Income Fund is .74%

(2) 12b-1 fees for the Retail Shares of the Conestoga Short-Term Income Fund have been reduced to reflect the voluntary waiver of fees by that Fund's distributor. The Conestoga Short-Term Income Fund can pay up to 0.40% of the average daily net assets of its Retail Shares as a 12b-1 fee to the distributor.

(3) Under rules of the NASD, a 12b-1 fee may be treated as a sales charge for certain purposes. Because the 12b-1 fee is an annual fee charged against the assets of a Portfolio, long-term shareholders may indirectly pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the rules of the NASD.

(4) Includes administration fees. Absent voluntary fee waivers, administration fees are payable at the maximum annual rate of .17% of the Institutional Shares and Retail Shares of the Conestoga Short-Term Income Fund.

(5) Other Expenses, before fee waivers and/or expense reimbursements, would be 0.30% and 0.30%, respectively, for the Class Y (Institutional) Shares and Class A (Individual) Shares of the CoreFunds Short-Term Income Fund.

(6) Absent the voluntary waivers and reimbursements by the investment adviser and administrator, which can be terminated at any time, the total operating expenses for the Institutional and Retail Shares of the Conestoga Short-Term Income Fund would be 1.08% and 1.48%, respectively.

(7) Absent voluntary waivers, which can be terminated at any time, the pro forma total operating expenses of the Class Y (Institutional) Shares and Class A (Individual) Shares of the CoreFunds Short-Term Income Fund would be 1.04% and 1.29%, respectively.



     EXAMPLE: An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the end of the following periods:


                                                                1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                             -----------  -----------  -----------  -----------
Conestoga Short-Term Income Fund
  Institutional Shares.....................................        $  6         $ 20          N/A          N/A
  Retail Shares............................................        $ 29         $ 48          N/A          N/A
CoreFunds Short-Term Income Fund
  Class Y (Institutional) Shares...........................         N/A          N/A          N/A          N/A
  Class A (Individual) Shares..............................         N/A          N/A          N/A          N/A
Pro Forma Combined
  Class Y (Institutional) Shares...........................        $  5         $ 15          N/A          N/A
  Class A (Individual) Shares..............................        $ 40         $ 54          N/A          N/A

                                                                           COREFUNDS
                                             CONESTOGA                   INTERNATIONAL                     PRO FORMA
                                           INTERNATIONAL                  GROWTH FUND                       COMBINED
                                            EQUITY FUND          ------------------------------  ------------------------------
                                     --------------------------      CLASS Y         CLASS A         CLASS Y         CLASS A
                                     INSTITUTIONAL    RETAIL     (INSTITUTIONAL)  (INDIVIDUAL)   (INSTITUTIONAL)  (INDIVIDUAL)
                                        SHARES        SHARES         SHARES          SHARES          SHARES          SHARES

                                     -------------  -----------  ---------------  -------------  ---------------  -------------
SHAREHOLDER TRANSACTION
  EXPENSES
  Maximum Sales Load Imposed on
    Purchases......................         None          2.00%          None            3.25%           None            3.25%
  Maximum Sales Load Imposed on
    Reinvested Dividends (as a
    percentage of offering price)..         None          None           None            None            None            None
  Contingent Deferred Sales Charge
    (as a percentage of original
    purchase price or redemption
    proceeds, as applicable).......         None          None           None            None            None            None
  Redemption Fee
    (as a percentage of amount
    redeemed, if applicable).......         None          None           None            None            None            None
  Exchange Fee.....................         None          None           None            None            None            None
ANNUAL FUND OPERATING
  EXPENSES
  (as a percentage of average net
    assets)
Advisory Fees......................         1.00%         1.00%          .80%            .80%            .80%           .80%
12b-1 Fees (after fee waivers).....         None          .25%(2)       None             .25%(2)         None           .25%(2)
Other Expenses(3)
  (after fee waivers and/or expense
  reimbursements)..................         .88%          .88%           .41%(4)         .41%(4)         .34%(5)        .34%(5)
Total Operating Expenses
  (after fee waivers and/or expense
  reimbursements)..................        1.88%         2.13%(6)       1.21%(7)        1.46%(7)        1.14%(8)       1.39%(8)



------------------
(1) 12b-1 fees for the Retail Shares of the Conestoga International Equity Fund have been reduced to reflect the voluntary waiver of fees by that Fund's distributor. The Conestoga International Equity Fund can pay up to 0.40% of the average daily net assets of its Retail Shares as a 12b-1 fee to the distributor.

(2) Under rules of the NASD, a 12b-1 fee may be treated as a sales charge for certain purposes. Because the 12b-1 fee is an annual fee charged against the assets of a Portfolio, long-term shareholders may indirectly pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the rules of the NASD.



(3) Includes administration fees. Absent voluntary fee waivers, administration fees are payable at the maximum annual rate of .25% of the Class Y (Institutional) Shares and Class A (Individual) Shares of the CoreFunds International Growth Fund.


(4) Other Expenses, before fee waivers and/or expense reimbursements, would have been 0.50% and 0.50%, respectively, for the Class Y (Institutional) Shares and Class A (Individual) Shares of the CoreFunds International Growth Fund.


(5) Other Expenses, before fee waivers and/or expense reimbursements, would be 0.43% and 0.43%, respectively, for the Class Y (Institutional) Shares and Class A (Individual) Shares of the Pro Forma Combined Portfolio.



(6) Absent the voluntary waivers and reimbursements by the investment adviser and administrator, which can be terminated at any time, the total operating expenses for the Retail Shares of the Conestoga International Equity Fund would have been 2.28%.



(7) Absent voluntary waivers, which can be terminated at any time, the total operating expenses of the Class Y (Institutional) Shares and Class A (Individual) Shares of the CoreFunds International Growth Fund would have been 1.30% and 1.55%, respectively.



(8) Absent voluntary waivers, which can be terminated at any time, the total operating expenses of the Class Y (Institutional) Shares and Class A (Individual) Shares of the Pro Forma Combined Portfolio would be 1.23% and 1.48%, respectively.

     EXAMPLE: An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return, and (2) redemption at the end of the following periods:

                                                               1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                             -----------  -----------  -----------  -----------
Conestoga International Equity Fund
  Institutional Shares.....................................      $19          $59          N/A          N/A
  Retail Shares............................................      $41          $85          N/A          N/A
CoreFunds International Growth Fund
  Class Y (Institutional) Shares...........................      $12          $38         $ 66         $147
  Class A (Individual) Shares..............................      $44          $77         $110         $201
Pro Forma Combined
  Class Y (Institutional) Shares...........................      $12          $36         $ 63         $139
  Class A (Individual) Shares..............................      $46          $75         $106         $194

     EXPENSE RATIOS -- CONESTOGA PORTFOLIOS. The following table sets forth (i) the ratios of operating expenses to average net assets of the Conestoga Portfolios for the fiscal year ended October 31, 1995 (a) after fee waivers and expense reimbursements, and (b) absent fee waivers and expense reimbursements:

                                                                               FISCAL YEAR ENDED OCTOBER 31, 1995
                                                                          --------------------------------------------
                                                                           RATIO OF OPERATING     RATIO OF OPERATING
                                                                           EXPENSES TO AVERAGE    EXPENSES TO AVERAGE
                                                                            NET ASSETS AFTER       NET ASSETS ABSENT
                                                                             FEE WAIVERS AND        FEE WAIVERS AND
                                                                                 EXPENSE                EXPENSE
                                                                             REIMBURSEMENTS         REIMBURSEMENTS
                                                                          ---------------------  ---------------------
CONESTOGA PORTFOLIOS
Conestoga Cash Management Fund
     Institutional Shares...............................................              .56%                   .79%
     Retail Shares......................................................              .74%                   .97%
Conestoga Tax-Free Fund
     Institutional Shares...............................................              .46%                   .83%
     Retail Shares......................................................              .48%                   .88%
Conestoga U.S. Treasury Securities Fund
     Institutional Shares...............................................              .62%                   .78%
     Retail Shares......................................................              .73%                   .79%
Conestoga Equity Fund
     Institutional Shares...............................................             1.05%                  1.10%
     Retail Shares......................................................             1.34%                  1.53%
Conestoga Special Equity Fund
     Institutional Shares...............................................              .32%                  1.97%
     Retail Shares......................................................              .27%                  2.24%
Conestoga Bond Fund
     Institutional Shares...............................................              .71%                  1.12%
     Retail Shares......................................................              .97%                  1.44%
Conestoga Intermediate Income Fund
     Institutional Shares...............................................              .64%                  1.15%
     Retail Shares......................................................              .93%                  1.51%
Conestoga Pennsylvania Tax-Free Bond Fund
     Institutional Shares...............................................              .51%                  1.65%
     Retail Shares......................................................              .51%                  1.62%
Conestoga Balanced Fund
     Institutional Shares...............................................              .82%                  1.07%
     Retail Shares......................................................             1.07%                  1.32%
Conestoga Short-Term Income Fund
     Institutional Shares...............................................              .63%                  1.08%
     Retail Shares......................................................              .88%                  1.33%
Conestoga International Equity Fund
     Institutional Shares...............................................             1.88%                  1.88%
     Retail Shares......................................................             2.13%                  2.26%

     EXPENSE RATIOS -- COREFUNDS PORTFOLIOS. The following tables set forth (i) the ratios of operating expenses to average net assets of the CoreFunds Portfolios for the fiscal year ended June 30, 1995 (a) after fee waivers and expense reimbursements, and (b) absent fee waivers and expense reimbursements:

                                                                                  FISCAL YEAR ENDED JUNE 30, 1995
                                                                          --------------------------------------------
                                                                           RATIO OF OPERATING     RATIO OF OPERATING
                                                                           EXPENSES TO AVERAGE    EXPENSES TO AVERAGE
                                                                            NET ASSETS AFTER       NET ASSETS ABSENT
                                                                             FEE WAIVERS AND        FEE WAIVERS AND
                                                                                 EXPENSE                EXPENSE
                                                                             REIMBURSEMENTS         REIMBURSEMENTS
                                                                          ---------------------  ---------------------
COREFUNDS PORTFOLIOS
CoreFunds Cash Reserve
     Class Y (Institutional) Shares.....................................              .48%                   .85%
     Class C (Individual) Shares........................................              .73%                  1.10%
CoreFunds Tax-Free Reserve
     Class Y (Institutional) Shares.....................................              .48%                   .85%
     Class C (Individual) Shares........................................              .73%                  1.10%
CoreFunds Treasury Reserve
     Class Y (Institutional) Shares.....................................              .48%                   .85%
     Class C (Individual) Shares........................................              .73%                  1.10%
CoreFunds Value Equity Fund
     Class Y (Institutional) Shares.....................................              .86%                  1.10%
     Class A (Individual) Shares........................................             1.11%                  1.35%
CoreFunds Special Equity Fund...........................................              --(1)                  --(1)
CoreFunds Bond Fund.....................................................              --(1)                  --(1)
CoreFunds Intermediate Bond Fund
     Class Y (Institutional) Shares.....................................              .60%                   .84%
     Class A (Individual) Shares........................................              .85%                  1.09%
CoreFunds Pennsylvania Municipal Bond Fund
     Class Y (Institutional) Shares.....................................              .39%                  1.14%
     Class A (Individual) Shares........................................              .64%                  1.39%
CoreFunds Balanced Fund
     Class Y (Institutional) Shares.....................................              .73%                  1.07%
     Class A (Individual) Shares........................................              .98%                  1.32%
CoreFunds Short-Term Income Fund........................................              --(1)                  --(1)
CoreFunds International Growth Fund
     Class Y (Institutional) Shares.....................................             1.05%                  1.19%
     Class A (Individual) Shares........................................             1.30%                  1.44%


------------------
(1) The CoreFunds Special Equity, Bond and Short-Term Portfolios will not commence operations until the Reorganization is effective.

     VOTING INFORMATION. This Combined Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by Conestoga's Board of Trustees in connection with a Special Meeting of Shareholders to be held at The Wilmington Hilton, 630 Naamans Road, Wilmington, Delaware, on Friday, March 22, 1996 at 10:00 a.m. Eastern time (such meeting and any adjournments thereof hereinafter referred to as the 'Meeting'). Only Shareholders of record at the close of business on January 26, 1996 will be entitled to notice of and to vote at the Meeting. Each share or fraction thereof is entitled to one vote or fraction thereof and all shares will vote separately by Portfolio. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the persons named as proxies will vote in favor of each proposal set forth in the Notice of Meeting. Proxies may be revoked at any time before they are exercised by submitting to Conestoga a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. For additional information, including a description of the Shareholder vote required for approval of the Reorganization Agreement and related transactions contemplated thereby, including the approval of the interim investment advisory and sub-advisory agreements, see 'Information Relating to Voting Matters.'



     RISK FACTORS. The following discussion highlights the principal risk factors associated with an investment in the Reorganizing Portfolios and the Existing CoreFunds Portfolios and is qualified in its entirety by the more extensive discussion of risk factors in 'Comparison of Investment Policies and Risk Factors.'



     Because of the similarities of the investment objectives and policies of the Reorganizing Portfolios and the corresponding Existing CoreFunds Portfolios, management believes that an investment in an Existing CoreFunds Portfolio involves risks that are similar to those of the corresponding Reorganizing Portfolio. These investment risks include those typically associated with investing in a portfolio of high quality, short-term money market instruments in the case of the money market portfolios; government or investment grade bonds in the case of the taxable and tax-exempt bond portfolios; common stocks in the case of the stock portfolios; and foreign securities in the case of the international portfolios.



     There are differences, however, between the Reorganizing Portfolios and the Existing CoreFunds Portfolios as noted above under 'Summary -- Overview of the Conestoga Portfolios and the CoreFunds Portfolios' and below under 'Comparison of Investment Policies and Risk Factors.' These differences can result in different risks. For example, the Conestoga Tax-Free Fund may invest in securities with lower credit ratings than CoreFunds Tax-Free Reserve. In addition, unlike the Existing CoreFunds Portfolios, the Reorganizing Portfolios may invest their assets in securities rated in the lowest investment grade rating category. Debt securities with the lowest investment grade rating do not have outstanding investment characteristics and may have speculative characteristics as well.



     Although the money market portfolios offered by both Conestoga and CoreFunds seek to maintain a stable net asset value of $1.00 per share, there is no assurance they will be able to do so. The per share price of the other portfolios will fluctuate with changes in value of the investments held by each portfolio. Generally, the market value of debt securities will vary inversely to changes in prevailing interest rates. Certain portfolios may seek to achieve their investment objectives through investments in securities of foreign issuers that involve risks not typically associated with U.S. issuers; debt instruments with the lowest investment grade rating which are speculative; mortgage-backed and asset-backed securities; illiquid instruments; and certain options, futures and foreign currency transactions. Some of the Conestoga fixed-income and equity portfolios may have higher portfolio turnover rates, resulting in higher portfolio costs. Both the Reorganizing Portfolios and the Existing CoreFunds Portfolios may engage in the use of reverse repurchase agreements that can cause their net asset values to rise or fall faster than they otherwise would. Reverse repurchase agreements involve the risk that the market value of the securities sold by a portfolio may decline below the price of the securities the portfolio is obligated to purchase. The policy of CoreFunds Tax-Free Reserve, Conestoga Pennsylvania Tax-Free Bond Fund and CoreFunds Pennsylvania Municipal Bond Fund to invest primarily in municipal obligations of Pennsylvania and the non-diversified status of Conestoga Pennsylvania Tax-Free Bond Fund and CoreFunds Pennsylvania Municipal Bond Fund, present additional risks as stated in their current prospectuses. There is no assurance that any portfolio will achieve its investment objective.

              INFORMATION RELATING TO THE PROPOSED REORGANIZATION


     Conestoga has entered into an agreement whereby its investment portfolios are to be acquired by portfolios of CoreFunds. Significant provisions of this Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Appendix I to this Combined Proxy Statement/Prospectus.



     DESCRIPTION OF THE REORGANIZATION AGREEMENT. There are eleven separate Conestoga investment portfolios. Initially the assets of eight of them will be acquired by eight similar investment portfolios currently offered by CoreFunds. Subsequently, three portfolios will be acquired by three new CoreFunds portfolios which have been organized to continue the operations of these Conestoga Portfolios.



     The Reorganization Agreement provides, first, that substantially all of the assets and liabilities of the Reorganizing Portfolios will be transferred to the Existing CoreFunds Portfolios identified in the table below. Not less than seven calendar days thereafter, substantially all of the assets and liabilities of the Continuing Portfolios will be transferred to the New CoreFunds Portfolios identified in the table below. The holders of each class of shares of a Conestoga Portfolio will receive the class of shares of the corresponding CoreFunds Portfolio identified in the table. In the tables, (a) opposite the name of each Conestoga Portfolio is the name of the CoreFunds Portfolio which will issue shares to such Conestoga Portfolio, and (b) opposite the name of each class of shares of the Conestoga Portfolio is the name of the class of shares of the CoreFunds Portfolio to be distributed to the holders of such Conestoga class. The number of each class of shares to be issued by the CoreFunds Portfolios will have an aggregate net asset value equal to the aggregate net asset value of the corresponding class or classes of shares of the particular Conestoga Portfolio as of the regular close of the New York Stock Exchange, currently 4:00 p.m. New York time, on the business day immediately preceding each transaction. The three CoreFunds money market portfolios (Cash Reserve, Tax-Free Reserve and Treasury Reserve) may have minute differences in market-based net asset values per share from their Conestoga counterparts; however, it is a condition of the Reorganization that the per-share amortized cost values of these portfolios be identical with those of the Conestoga money market portfolios.



REORGANIZING PORTFOLIOS
AND CLASSES                                               EXISTING COREFUNDS PORTFOLIOS AND CLASSES
--------------------------------------------------------  ------------------------------------------
Cash Management Fund                                      Cash Reserve
     Institutional Shares                                 Class Y Shares -- Institutional
     Retail Shares                                        Class C Shares -- Individual
Tax-Free Fund                                             Tax-Free Reserve
     Institutional Shares                                 Class Y Shares -- Institutional
     Retail Shares                                        Class C Shares -- Individual
U.S. Treasury Securities Fund                             Treasury Reserve

REORGANIZING PORTFOLIOS
AND CLASSES                                               EXISTING COREFUNDS PORTFOLIOS AND CLASSES
--------------------------------------------------------  --------------------------------------------------------
     Institutional Shares                                 Class Y Shares -- Institutional
     Retail Shares                                        Class C Shares -- Individual
Equity Fund                                               Value Equity Fund
     Institutional Shares                                 Class Y Shares -- Institutional
     Retail Shares                                        Class A Shares -- Individual
Intermediate Income Fund                                  Intermediate Bond Fund
     Institutional Shares                                 Class Y Shares -- Institutional
     Retail Shares                                        Class A Shares -- Individual
Pennsylvania Tax-Free Bond Fund                           Pennsylvania Municipal Bond Fund
     Institutional Shares                                 Class Y Shares -- Institutional
     Retail Shares                                        Class A Shares -- Individual

REORGANIZING PORTFOLIOS
AND CLASSES                                               EXISTING COREFUNDS PORTFOLIOS AND CLASSES
--------------------------------------------------------  --------------------------------------------------------
Balanced Fund                                             Balanced Fund
     Institutional Shares                                 Class Y Shares -- Institutional
     Retail Shares                                        Class A Shares -- Individual
International Equity Fund                                 International Growth Fund
     Institutional Shares                                 Class Y Shares -- Institutional
     Retail Shares                                        Class A Shares -- Individual


CONTINUING PORTFOLIOS AND CLASSES                         NEW COREFUNDS PORTFOLIOS AND CLASSES
--------------------------------------------------------  --------------------------------------------------------
Special Equity Fund                                       Special Equity Fund
     Institutional Shares                                 Class Y Shares -- Institutional
     Retail Shares                                        Class A Shares -- Individual
Bond Fund                                                 Bond Fund
     Institutional Shares                                 Class Y Shares -- Institutional
     Retail Shares                                        Class A Shares -- Individual
Short-Term Income Fund                                    Short-Term Income Fund
     Institutional Shares                                 Class Y Shares -- Institutional
     Retail Shares                                        Class A Shares -- Individual


     Conestoga expects to liquidate a limited number of holdings of certain of the Conestoga Portfolios in light of the investment policies of CoreFunds and the strategies of its investment adviser. Similarly, CoreFunds Value Equity Fund expects to liquidate a limited number of holdings in light of its intention to change its investment policies to resemble those of Conestoga Equity Portfolio. The transaction costs that will result from such sales are expected to be minimal.

     The Reorganization Agreement provides that Conestoga will declare a dividend or dividends prior to the Reorganizing Portfolios Transactions which, together with all previous dividends, will have the effect of distributing to the Shareholders of each of the Reorganizing Portfolios all undistributed ordinary income earned and net capital gains realized up to and including the effective time of the Reorganization.



     Following the transfers of assets and liabilities from the Conestoga Portfolios to the CoreFunds Portfolios, and the issuances of shares by the CoreFunds Portfolios to the Conestoga Portfolios, each of the Conestoga Portfolios will distribute the class of shares of the CoreFunds Portfolios pro rata to the holders of classes of shares of the Conestoga Portfolios as described above in liquidation of the Conestoga Portfolios. Each holder of a class of shares of a Conestoga Portfolio will receive an amount of the corresponding class of shares of the corresponding CoreFunds Portfolio of equal value, plus the right to receive any declared and unpaid dividends or distributions. Following the Reorganization, the registration of Conestoga as an investment company under the 1940 Act will be terminated, and Conestoga will be terminated under state law.



     The stock transfer books of Conestoga will be permanently closed after the Reorganization.



     The Reorganization is subject to a number of conditions, including approval of the Reorganization Agreement and the transactions contemplated thereby described in this Combined Proxy Statement/Prospectus by the Shareholders of Conestoga; the receipt of certain legal opinions described in the Reorganization Agreement; the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Agreement and other matters; and the parties' performance in all material respects of their agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Reorganization Portfolios Transaction is expected to occur on or after April 8, 1996 and the Continuing Portfolios Transaction is expected to occur on or after April 15, 1996.



     The expenses of CoreFunds and of Conestoga incurred in connection with the Reorganization will be borne by CoreStates Financial Corp and/or Meridian Bancorp., Inc., except that the CoreFunds shall bear any registration fees payable under the Securities Act of 1933 and state 'blue sky' laws, and Conestoga shall bear any custody termination fees it incurs.

     The Reorganization may be abandoned prior to its consummation by the mutual consent of the parties to the Reorganization Agreement. The Reorganization Agreement provides further that at any time prior to or (to the fullest extent permitted by law) after approval of the Reorganization Agreement by the Shareholders of Conestoga (a) the parties thereto may, by written agreement approved by their respective Boards of Trustees or Directors, or authorized officers and with or without the approval of their Shareholders, amend any of the provisions of the Reorganization Agreement; and (b) either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations with or without the approval of such party's shareholders.


     The Reorganization Agreement also provides that the Reorganization will be contingent upon the consummation of the Holding Company Merger.


     In its consideration and approval of the Reorganization at a meeting on December 21, 1995, the Board of Trustees of Conestoga considered, primarily, the pending merger between Meridian Bancorp, Inc., the parent company of MIC, and CoreStates Financial Corp. If this merger is completed, the currently existing investment advisory contract between Conestoga and MIC would be terminated. Given that fact, MIC and CoreStates Advisers have recommended that each of the Conestoga Portfolios be reorganized as described in this Combined Proxy Statement/Prospectus shortly after the proposed merger of the bank holding companies. The Board of Trustees of Conestoga considered the effect of the proposed merger of the bank holding companies on Conestoga; the recommendation of MIC and CoreStates Advisers with respect to the proposed consolidation of Conestoga and CoreFunds; the fact that the Reorganization would constitute a tax-free reorganization; and that the interests of Shareholders would not be diluted as a result of the Reorganization.



     Section 15(f) of the 1940 Act provides that when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith under certain conditions. One condition is that for three years thereafter, at least 75% of the board of directors of a surviviving investment company are not 'interested persons' of the company's investment adviser or of the investment adviser of the terminating investment company. Another condition is that no 'unfair burden' is imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term 'unfair burden' as defined in the 1940 Act includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any 'interested person' of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than fees for bona fide principal underwriting services). CoreFunds intends to comply with the conditions set forth in Section 15(f)


     After consideration of all of the foregoing factors, together with certain other factors and information considered to be relevant, Conestoga's Trustees unanimously approved the Reorganization Agreement and directed that it be submitted to shareholders for approval. CONESTOGA'S BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE 'FOR' APPROVAL OF THE REORGANIZATION AGREEMENT.

     The Board of Trustees of Conestoga has not determined what action it will take in the event the shareholders of any Conestoga Portfolio fail to approve the Reorganization Agreement or for any reason the Reorganization is not consummated. In either such event, the Trustees may choose to consider approval of a new investment advisory agreement with CoreStates Advisers, alternative dispositions of Conestoga's assets, including the sales of assets to, or merger with, another investment company, or the possible liquidation of any of its Portfolios.

     At a meeting held on December 7, 1995, the CoreFunds Board of Directors considered the proposed Reorganization. Based upon their evaluation of the relevant information provided to them, and in light of their fiduciary duties under federal and state law, the Board of Directors unanimously determined that the proposed Reorganization was in the best interests of CoreFunds and their respective shareholders and that the interests of existing shareholders of CoreFunds would not be diluted as a result of effecting the transaction.



     CAPITALIZATION. Because the Reorganizing Portfolios will be combined in the Reorganization with the Existing CoreFunds Portfolios, the total capitalization of each of the Existing CoreFunds Portfolios after the Reorganization is expected to be greater than the current capitalization of the corresponding Reorganizing Portfolios. The following table sets forth as of October 31, 1995, (i) the capitalization of each of the Reorganizing Portfolios and (ii) the pro forma capitalization of each of the Existing CoreFunds Portfolios as adjusted to give effect to the Reorganization. If consummated, the capitalization of each Portfolio is likely to be different at the time of the Reorganizing Portfolios Transaction as a result of daily share purchase and redemption activity in the Portfolios.



                                                              CONESTOGA CASH     COREFUNDS CASH      PRO FORMA
                                                              MANAGEMENT FUND       RESERVE           COMBINED
                                                             -----------------  ----------------  ----------------
Total Net Assets...........................................   $   237,878,356   $    589,145,282  $    827,023,638
  Retail/Individual Shares.................................        $3,358,438        $19,112,811       $22,471,249
  Institutional Shares.....................................      $234,519,918       $570,032,471      $804,552,389
Shares Outstanding.........................................       238,013,959        589,151,299       827,165,258
  Retail/Individual Shares.................................         3,361,129         19,113,426        22,474,555
  Institutional Shares.....................................       234,652,830        570,037,873       804,690,703
                                                             -----------------  ----------------  ----------------
Net Asset Value Per Share
  Retail/Individual Shares.................................             $1.00              $1.00             $1.00
  Institutional Shares.....................................             $1.00              $1.00             $1.00




                                                                 CONESTOGA        COREFUNDS         PRO FORMA
                                                               TAX-FREE FUND   TAX-FREE RESERVE      COMBINED
                                                               --------------  ----------------  ----------------
Total Net Assets.............................................  $   61,791,142   $   69,441,351   $    131,232,493
  Retail/Individual Shares...................................      $1,282,263       $1,494,128         $2,776,391
  Institutional Shares.......................................     $60,508,879      $67,947,223       $128,456,102
Shares Outstanding...........................................      61,773,578       69,490,610        131,264,188
  Retail/Individual Shares...................................       1,281,648        1,495,186          2,776,834
  Institutional Shares.......................................      60,491,930       67,995,424        128,487,354
                                                               --------------  ----------------  ----------------
Net Asset Value Per Share
  Retail/Individual Shares...................................           $1.00            $1.00              $1.00
  Institutional Shares.......................................           $1.00            $1.00              $1.00


                                                                 CONESTOGA
                                                               U.S. TREASURY       COREFUNDS         PRO FORMA
                                                              SECURITIES FUND   TREASURY RESERVE      COMBINED
                                                              ----------------  ----------------  ----------------
Total Net Assets............................................  $    445,258,938   $  490,560,703   $    935,819,641
  Retail/Individual Shares..................................          $730,223      $16,316,781        $17,047,004
  Institutional Shares......................................      $444,528,715     $474,243,922       $918,772,637
Shares Outstanding..........................................       445,152,418      490,544,813        935,697,231
  Retail/Individual Shares..................................           729,855       16,316,145         17,046,000
  Institutional Shares......................................       444,422,563      474,228,668        918,651,231
                                                              ----------------  ----------------  ----------------
Net Asset Value Per Share
  Retail/Individual Shares..................................             $1.00            $1.00              $1.00
  Institutional Shares......................................             $1.00            $1.00              $1.00

                                                                CONESTOGA          COREFUNDS         PRO FORMA
                                                               EQUITY FUND     VALUE EQUITY FUND      COMBINED
                                                             ----------------  -----------------  ----------------
Total Net Assets...........................................  $    384,942,920   $    33,132,707   $    418,075,627
  Retail/Individual Shares.................................        $6,590,598        $3,444,452        $10,035,050
  Institutional Shares.....................................  $    878,352,322   $    29,688,255   $    408,040,577
Shares Outstanding.........................................        22,545,761         2,377,850         24,486,293
  Retail/Individual Shares.................................           385,954           246,805            587,667
  Institutional Shares.....................................        22,159,807         2,131,045         23,898,626
                                                             ----------------  -----------------  ----------------
Net Asset Value Per Share
  Retail/Individual Shares.................................            $17.08            $13.96             $17.08
  Institutional Shares                                                 $17.07            $13.93             $17.07




                                                                CONESTOGA          COREFUNDS
                                                              INTERMEDIATE        INTERMEDIATE      PRO FORMA
                                                               INCOME FUND         BOND FUND         COMBINED
                                                          ---------------------  --------------  ----------------
Total Net Assets........................................    $     139,472,996    $   57,389,991  $    196,862,987
  Retail/Individual Shares..............................           $1,229,481        $2,025,303        $3,254,784
  Institutional Shares..................................    $     138,243,515    $   55,364,688  $    193,608,203
Shares Outstanding......................................           13,024,666         5,807,248        19,920,374
  Retail/Individual Shares..............................              114,721           204,958           329,380
  Institutional Shares..................................           12,909,945         5,602,290        19,590,994
                                                          ---------------------  --------------  ----------------
Net Asset Value Per Share
  Retail/Individual Shares..............................               $10.72             $9.88             $9.88
  Institutional Shares..................................               $10.71             $9.88             $9.88




                                                              CONESTOGA            COREFUNDS
                                                            PENNSYLVANIA          PENNSYLVANIA        PRO FORMA
                                                         TAX-FREE BOND FUND   MUNICIPAL BOND FUND     COMBINED
                                                         -------------------  --------------------  -------------
Total Net Assets.......................................     $   6,796,328        $    3,095,793     $   9,892,121
  Retail/Individual Shares.............................          $819,697              $306,516     $   1,126,213
  Institutional Shares.................................     $   5,976,630        $    2,789,277     $   8,765,907
Shares Outstanding.....................................           664,126               297,107           949,346
  Retail/Individual Shares.............................            80,106                29,416           108,082
  Institutional Shares.................................           584,020               267,691           841,264
                                                         -------------------  --------------------  -------------
Net Asset Value Per Share
  Retail/Individual Shares.............................            $10.23                $10.42            $10.42
  Institutional Shares.................................            $10.23                $10.42            $10.42



                                                                   CONESTOGA       COREFUNDS        PRO FORMA
                                                                 BALANCED FUND   BALANCED FUND       COMBINED
                                                                 --------------  --------------  ----------------
Total Net Assets...............................................  $   38,563,960  $   67,973,567  $    106,537,527
  Retail/Individual Shares.....................................         $69,340      $2,539,380        $2,608,720
  Institutional Shares.........................................  $   38,494,620  $   65,434,187  $    103,928,807
Shares Outstanding.............................................       3,713,929       5,785,948         9,067,987
  Retail/Individual Shares.....................................           6,675         216,129           222,030
  Institutional Shares.........................................       3,707,254       5,569,819         8,845,957
                                                                 --------------  --------------  ----------------
Net Asset Value Per Share
  Retail/Individual Shares.....................................          $10.39          $11.75            $11.75
  Institutional Shares.........................................          $10.38          $11.75            $11.75

                                                                 CONESTOGA        COREFUNDS
                                                               INTERNATIONAL    INTERNATIONAL       PRO FORMA
                                                                EQUITY FUND      GROWTH FUND         COMBINED
                                                               --------------  ----------------  ----------------
Total Net Assets.............................................  $   13,381,000  $    112,404,878  $    125,785,878
  Retail/Individual Shares...................................          $9,000        $1,932,923        $1,941,923
  Institutional Shares.......................................  $   13,372,000  $    110,471,955  $    123,843,955
Shares Outstanding...........................................       1,215,740         8,832,512         9,883,640
  Retail/Individual Shares...................................             758           152,205           152,898
  Institutional Shares.......................................       1,214,982         8,680,307         9,730,742
                                                               --------------  ----------------  ----------------
Net Asset Value Per Share
  Retail/Individual Shares...................................          $10.99            $12.70            $12.70
  Institutional Shares.......................................          $11.01            $12.73            $12.73




     FEDERAL INCOME TAX CONSEQUENCES. Consummation of the Reorganization is subject to the condition that Conestoga and CoreFunds receive an opinion from Morgan, Lewis & Bockius LLP to the effect that for federal income tax purposes:
(i) the transfer of all of the assets and liabilities of each of the Reorganizing Portfolios (except in each case for a cash reserve in an amount necessary for the discharge of all known and reasonably anticipated liabilities of each of the Reorganizing Portfolios) and each of the Continuing Funds to the corresponding CoreFunds Portfolio in exchange for shares of the corresponding CoreFunds Portfolio and liquidating distributions to Shareholders of the Conestoga Portfolios of the shares of the CoreFunds Portfolio so received, as described in the Reorganization Agreement, will constitute reorganizations within the meaning of Section 368(a)(1)(C), Section 368(a)(1)(D) or Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, and with respect to the Reorganization, each Conestoga Portfolio and CoreFunds Portfolio will be considered 'a party to a reorganization' within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Conestoga Portfolios as a result of such transactions; (iii) no gain or loss will be recognized by the CoreFunds Portfolios as a result of such transactions; (iv) no gain or loss will be recognized by the Shareholders of any Conestoga Portfolio on the distribution to them by Conestoga of shares of any Class of the corresponding CoreFunds Portfolio in exchange for their shares of any class of the Conestoga Portfolio;
(v) the aggregate basis of the CoreFunds Portfolio shares received by a shareholder of a Conestoga Portfolio will be the same as the aggregate basis of the Shareholder's Conestoga Portfolio shares immediately prior to the Reorganization; (vi) the basis of each CoreFunds Portfolio in the assets of the corresponding Conestoga Portfolio received pursuant to the Reorganization will be the same as the basis of the assets in the hands of the Conestoga Portfolio immediately before the Reorganization; (vii) a shareholder's holding period for CoreFunds Portfolio shares will be determined by including the period for which the shareholder held the Conestoga Portfolio shares exchanged therefor, provided that the shareholder held such Conestoga Portfolio shares as a capital asset; and (viii) each CoreFunds Portfolio's holding period with respect to the assets received in the Reorganization will include the period for which such assets were held by the corresponding Conestoga Portfolio.


     CoreFunds and Conestoga have not sought a tax ruling from the Internal Revenue Service ('IRS'), but are acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.
               COMPARISON OF INVESTMENT POLICIES AND RISK FACTORS


     The investment objectives and policies of the Reorganizing Portfolios are, in many respects, similar to those of the corresponding Existing CoreFunds Portfolios. There are, however, certain differences. The following discussion summarizes some of the more significant similarities and differences in the investment policies and risk factors of the Reorganizing Portfolios and corresponding Existing CoreFunds Portfolios and is qualified in its entirety by the discussion elsewhere herein, and in the prospectuses and statements of additional information of the Reorganizing Portfolios and the

Existing CoreFunds Portfolios incorporated herein by reference.

CONESTOGA CASH MANAGEMENT FUND AND COREFUNDS CASH RESERVE

     Each Fund is a money market fund that seeks to maintain a net asset value of $1.00 per share, although there is no assurance either will be able to do so. Both the Conestoga Cash Management Fund and CoreFunds Cash Reserve may invest in a broad range of U.S. dollar-denominated, high quality, short-term instruments, including government obligations, commercial paper, asset-backed securities, bank obligations and repurchase agreements.

     Both Funds may invest their assets in securities that are rated in the highest two rating categories by a nationally recognized statistical rating organization (a 'Rating Agency'), provided that investments in securities that are not 'First Tier Securities' (as defined below) may not exceed 5% of their assets, and investments in securities of any single issuer that is not 'First Tier' may not exceed the greater of 1% of a Fund's total assets or $1 million. 'First Tier Securities' are securities that (i) are rated in the highest rating category by a Rating Agency; (ii) are rated in the highest rating category by at least two Rating Agencies, if rated by more than one Rating Agency; (iii) have no short-term rating, but have been issued by an issuer that has other outstanding short-term obligations that have been so rated and are of comparable quality; and (iv) are unrated but have been determined to be of comparable quality. Commercial paper purchased by either Fund must be rated in the highest rating category.

     Both Funds may invest in 'stripped' U.S. Treasury obligations ('STRIPS'), may purchase receipts in U.S. Treasury obligations (e.g., 'TIGRs' and 'CATS') and zero coupon securities. These securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Conestoga Cash Management Fund may not purchase zero coupon securities if, immediately after such purchase, more than 5% of its net assets would be invested in such obligations. CoreFunds Cash Reserve has no explicit limit on its investment in such securities.

     Both Funds may invest in U.S. dollar denominated bank obligations of foreign and domestic banks such as certificates of deposit, time deposits, bankers' acceptances, Eurodollar Certificates of Deposit, Eurodollar Time Deposits, Canadian Time Deposits and Yankee Certificates of Deposit.

     The Conestoga Cash Management Fund will not invest in excess of 10% of its total assets in time deposits, including Eurodollar Time Deposits and Canadian Time Deposits but not including certificates of deposit, with maturities in excess of seven days which are subject to penalties upon early withdrawal. CoreFunds Cash Reserve is not bound by this restriction.

CONESTOGA U.S. TREASURY SECURITIES FUND AND COREFUNDS TREASURY RESERVE.

     Each Fund is a money market fund that seeks to maintain a net asset value of $1.00 per share, although there is no assurance either will be able to do so. Both Funds invest exclusively in short-term obligations issued by the U.S. Treasury, including STRIPS, some of which may be subject to repurchase agreements collateralized by the underlying U.S. Treasury obligations.

CONESTOGA TAX-FREE FUND AND COREFUNDS TAX-FREE RESERVE

     Each Fund is a money market fund that seeks to maintain a net asset value of $1.00 per share, although there is no assurance they will be able to do so. Both Funds invest at least 80% of their assets in municipal securities, the interest on which is both exempt from regular Federal income tax and is not an item of tax preference for purposes of the Federal alternative minimum tax.

     Conestoga Tax-Free Fund may invest in securities rated in the two highest rating categories by a Rating Agency, or, if unrated, are determined to be of comparable quality. CoreFunds Tax-Free Reserve's investments in securities that are not 'First Tier Securities' may not exceed 5% of its assets, and investment in securities of any single issuer that is not 'First Tier' may not exceed the greater of 1% of the Fund's total assets of $1 million.

     Both Funds invest in the same types of municipal securities. Both are permitted to invest up to 20% of their total assets in taxable obligations for temporary defensive purpose or when sufficient tax-exempt securities are not available. Conestoga Tax-Free Fund's investment policies permit that Fund to invest up to 100% of its assets in taxable obligations for temporary defensive purposes. Taxable obligations eligible for purchase by the Funds include, but are not limited to obligations of the U.S. Government, its agencies and instrumentalities, debt securities (including taxable commercial paper) of issuers having the highest short-term rating assigned by a Rating Agency, bank obligations, repurchase agreements and reverse repurchase agreements.

     Both Funds may enter into when-issued transactions. These transactions are arrangements in which a fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a fund to miss a price or a yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchases may vary from the purchase prices. Accordingly, a fund may pay more or less than the market value of the securities on the settlement date. Commitments to purchase when-issued securities will not exceed 25% of either Fund's total assets and will not be purchased for speculative purposes.

     CoreStates Advisers intends to invest, when possible, the CoreFunds Tax-Free Reserve's assets in municipal securities, the interest on which is exempt from Pennsylvania personal income tax ('Pennsylvania Municipal Securities'), provided the investment is consistent with the Fund's investment objective, policies and status as a diversified investment company. To the extent that the Fund's assets are so concentrated in Pennsylvania Municipal Securities, it would be subject to the peculiar risks presented by the laws and economic conditions of Pennsylvania to a greater extent than it would be if its assets were not so concentrated.

     CoreFunds Tax-Free Reserve may, unlike Conestoga Tax-Free Fund, invest in municipal lease obligations. Municipal lease obligations are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to a Fund. Certificates of participation in municipal lease obligations or installment sales contracts entitle the holder to a proportionate interest in the lease-purchase payments made.

CONESTOGA EQUITY FUND AND COREFUNDS VALUE EQUITY FUND.

     It is expected that the CoreFunds Value Equity Fund will change its name to 'CoreFunds Equity Fund' and adopt investment policies that are substantially identical to Conestoga Equity Fund at the time of the Reorganization.

     The investment policies of both Funds are similar. The principal difference between the policies is that under normal market condition, 80% of the Conestoga Equity Fund's assets will be invested in common stock whereas CoreFunds Value Equity Fund is only required to hold 75% of its assets in equity securities which may include common stock. CoreFunds Value Equity Fund has a broader range of eligible investments which include common stocks, preferred stocks and convertible securities. Both Funds may invest portions of their assets in short-term and fixed income vehicles. There are differences in the quality of the debt investments each Fund may make. Conestoga Equity Fund may invest in fixed income securities rated in the four highest rating categories by a Rating Agency whereas CoreFunds Value Equity Fund is limited to fixed income securities rated in the highest rating category. Similarly, short-term debt securities invested in by Conestoga Equity Fund may be rated in the two highest rating categories by a Rating Agency whereas CoreFunds Value Equity is limited to short-term debt securities rated in the highest rating category.

     Conestoga Equity Fund may also purchase put and call options on securities for the purposes of hedging against market risks related to its portfolio securities. Such put and call options must be listed on a national securities exchange and may not exceed 5% of the Fund's net assets. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options. Conestoga Equity Fund may also engage in writing call options. Conestoga Equity Fund will write only covered call options (options on securities owned by the Fund). Conestoga Equity Fund will forego any capital appreciation above the exercise price on securities on which it has written a call option. In order to close out a call option it has written, Conestoga Equity Fund will enter into a 'closing purchase transaction' -- the purchase of a call option on the same security with the same exercise price and expiration date as the call option which the Fund previously wrote on a particular security. When a portfolio security subject to a call option is sold, Conestoga Equity Fund will effect a closing purchase transaction to close out any existing call option on that security. If Conestoga Equity Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Under normal conditions, it is not expected that the underlying value of portfolio securities subject to such options would exceed 50% of the net assets of Conestoga Equity Fund. CoreFunds Value Equity Fund, as a matter of fundamental policy, is not permitted to engage in options transactions.

     Conestoga Equity Fund may invest in the securities of foreign issuers by acquiring both sponsored and unsponsored American Depositary Receipts ('ADRs'). ADRs are receipts issued by a bank or trust company in the United States evidencing ownership of underlying securities of a foreign issuer. Unsponsored ADRs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if such instruments were sponsored by the issuer. Conestoga Equity Fund may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in Canadian commercial paper, and in Europaper (U.S. dollar-denominated commercial paper of a foreign issuer). By contrast, CoreFunds Value Equity Fund is not expressly permitted to invest in securities of foreign issuers and may only invest in short-term debt obligations of domestic branches of U.S. banks.

     For many foreign securities, U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, the Conestoga Equity Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Conestoga Equity Fund may also invest in European Depositary Receipts, or EDRs, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

     Certain ADRs and EDRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depositary of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

     Investment in securities of foreign issuers involves certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, difficulties in predicting international trade patterns, political, social and economic instability in the country of the issuer, foreign trading practices (including higher trading commissions, custodial charges and delayed settlements), foreign withholding and income taxation, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions (which might adversely affect the payment of principal and interest), difficulty in obtaining and enforcing judgments against foreign issuers, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. With respect to certain countries, there is also the possibility of expropriation of assets, nationalization of assets, limits on removal of currency or other assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

     Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

CONESTOGA INTERMEDIATE INCOME FUND AND COREFUNDS INTERMEDIATE BOND FUND


     It is expected that the CoreFunds Intermediate Bond Fund will change its name to 'CoreFunds Short Intermediate Bond Fund' prior to the Reorganization.


     The investment policies of these Funds are similar. The principle difference is that Conestoga Intermediate Income Fund will normally invest 80% of its total assets in debt securities of all types whereas CoreFunds Intermediate Bond Fund intends, under normal market conditions, to invest 65% of its total assets in bonds and 35% or less in other debt securities. Both Funds are permitted to have an average weighted maturity of three to ten years, however, CoreFunds Intermediate Bond Fund currently maintains a maximum average maturity of no more than five years pursuant to a non-fundamental investment policy which can be changed without shareholder approval. CoreFunds expects to present to the shareholders of the Intermediate Bond Fund a change in fundamental policy requiring the Fund to have an average weighted maturity between one and five years. The types of debt securities eligible for investment by both Funds are the same, with the exception that debt securities in Conestoga Intermediate Bond Fund may be rated in the four highest rating categories by a Rating Agency whereas CoreFunds Intermediate Bond Fund is limited to investments in the three highest rating categories.

CONESTOGA PENNSYLVANIA TAX-FREE BOND FUND AND COREFUNDS PENNSYLVANIA MUNICIPAL BOND FUND

     The Funds have similar, but not identical, investment policies. Since both invest primarily in Pennsylvania Municipal Securities, the Funds are subject to the risk that the value of their shares may be especially affected by factors pertaining to the economy of Pennsylvania and the ability of issuers of Pennsylvania Municipal Securities to meet their obligations. Both Funds are classified as non-diversified investment companies under the 1940 Act, which means that since a relative high percentage of assets of each Fund may be invested in the obligations of a limited number of issuers, the value of the shares of a Fund may be more susceptible to any single economic, political or regulatory occurrence then shares of a diversified investment company.

     Both Funds invest 80% of their total assets in municipal securities, the interest on which is exempt from federal income tax. Conestoga Pennsylvania Tax-Free Bond Fund normally invests at least 80% of its total assets in Pennsylvania Municipal Securities whereas the policies of CoreFunds Pennsylvania Municipal Bond Fund state that it is only required to invest 65% of its total assets in Pennsylvania Municipal Securities.

     Conestoga Pennsylvania Tax-Free Bond Fund may invest in debt obligations rated in one of the four highest rating categories by a Rating Agency, whereas CoreFunds Pennsylvania Municipal Bond Fund may only purchase securities rated in one of the three highest rating categories. CoreStates Advisers, however, does have the discretion to permit it to invest 20% of the Fund's assets in municipal securities rated in the fourth highest category. Both Funds may invest in municipal notes.

CoreFunds Pennsylvania Municipal Bond Fund may invest in municipal notes rated in one of the two highest rating categories by a Rating Agency whereas Conestoga Pennsylvania Tax-Free Bond Fund is limited to municipal notes in the highest rating category. Both Funds may invest in when-issued securities and municipal leases. See 'Comparison of Investment Policies and Risk Factors -- Conestoga Tax-Free Fund and CoreFunds Tax-Free Reserve' for a discussion of when-issued securities and municipal leases.

CONESTOGA BALANCED FUND AND COREFUNDS BALANCED FUND

     The investment policies of these Funds are similar. The principal difference is that Conestoga Balanced Fund invests at least 30% of its total assets in fixed income securities and no more than 80% in equity securities, whereas CoreFunds Balanced Fund is required to invest only 25% of its total assets in fixed income securities with the remainder in common stocks. Fixed income securities acquired by Conestoga Balanced Fund are rated in one of the four highest rating categories by a Rating Agency whereas fixed income securities acquired by CoreFunds Balanced Fund must be rated in one of the three highest rating categories. The equity and fixed income securities eligible for purchase by both Funds are substantially the same. Both Funds may invest in securities of foreign issuers using ADRs. See 'Comparison of Investment Policies and Risk Factors -- Conestoga Equity Fund and CoreFunds Value Equity Fund' for a description of ADRs and the risk factors of investment in foreign issuers.

CONESTOGA INTERNATIONAL EQUITY FUND AND COREFUNDS INTERNATIONAL GROWTH FUND

     The investment policies of both Funds are similar. Conestoga International Equity Fund invests at least 65% of its assets in an internationally diversified portfolio of equity securities and may invest up to 35% of its assets in U.S. companies. CoreFunds International Growth Fund has the same 65% diversification requirement but has no express statement as to permissible investments in U.S. companies. Both Funds intend to invest at least 65% of their total assets in securities traded in at least three foreign countries.


     Both Funds invest directly in the securities of foreign issuers. Direct investments in foreign securities generally involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political instability. See 'Comparison Investment Policies and Risk Factors -- Conestoga Equity Fund and CoreFunds Value Equity Fund' for a discussion of ADRs and the risk factors of investment in foreign issuers. In furtherance of their investment objectives, each Fund may engage in foreign currency transactions including forward currency contracts, futures, contracts or options transactions. The principal difference is that Conestoga International Equity Fund may only purchase puts and calls up to 5% of its net assets and write covered calls up to 50% of its net assets whereas CoreFunds International Growth Fund may purchase, write or sell options on securities (including puts and calls) only to the extent obligations under such transactions represent not more than 20% of its total assets.


INVESTMENT POLICIES AND RISKS -- GENERAL

     The investment objective of each of the Conestoga Cash Management Fund, Tax-Free Fund, U.S. Treasury Securities Fund, Equity Fund, Special Equity Fund, Bond Fund, Intermediate Income Fund, Pennsylvania Tax-Free Bond Fund and of each of the Existing CoreFunds Portfolios is fundamental, meaning that it may not be changed without a vote of the holders of a majority of the Fund's outstanding shares, as defined by the 1940 Act. The investment objective of each of the Conestoga International Equity Fund, Short-Term Income Fund and Balanced Fund is not fundamental and may be changed by Conestoga's Board of Trustees. The investment policies of the Conestoga Portfolios and CoreFunds are not fundamental and may be changed by the respective Board of Trustees and Directors.


     This section describes certain policies and risks that are common to a number of Reorganizing Portfolios and Existing CoreFunds Portfolios.

     Each Reorganizing Portfolio and each Existing CoreFunds Portfolio is permitted to (i) enter into repurchase agreements and reverse repurchase agreements; and (ii) purchase obligations of the U.S. Government, its agencies and instrumentalities. Each Reorganizing Portfolio may invest in bank obligations of issuers having capital, surplus and undivided profits in excess of $100 million (as of the date of its most recently published financial statements) whereas each Existing CoreFund Portfolio may only invest in bank obligations of domestic branches of U.S. banks having total assets at the time of purchase of $1 billion.



     Each Reorganizing Portfolio and the CoreFunds Tax-Free Reserve, Intermediate Bond Fund and Pennsylvania Municipal Bond Fund may enter into when-issued transactions. See 'Comparison Investment Policies and Risk Factors -- Conestoga Tax-Free Fund and CoreFunds Tax-Free Reserve' for a discussion of the risk factors involved in when-issued transactions.


     The Conestoga Pennsylvania Tax-Free Bond Fund is permitted to enter into stand-by commitments with respect to municipal securities. None of the Existing CoreFunds Portfolios is permitted to participate in these transactions.


     There are similarities between the Funds with respect to the types of money market instruments they are permitted to purchase. Each Reorganizing Portfolio may invest in a broad array of money market instruments, all rated in one of the top two rating categories by a Rating Agency and (with the exception of Conestoga Cash Management Fund, U.S. Treasuries Securities Fund and Tax-Free
Fund) may invest in commercial paper rated in the top two rating categories. Conestoga Cash Management Fund, U.S. Treasury Securities Fund and Tax-Free Fund may only invest in commercial paper rated in the highest rating category by a Rating Agency. Each Existing CoreFunds Portfolio may also purchase money market instruments and commercial paper; the CoreFunds Cash Reserve, Treasury Reserve, Tax-Free Reserve, Value Equity Fund and International Growth Fund may only purchase money market instruments and commercial paper that are rated by a Rating Agency in the highest rating category for such instruments, and the CoreFunds Balanced Fund, Intermediate Bond Fund and Pennsylvania Municipal Bond Fund may purchase money market instruments and commercial paper that are within the two highest rating categories by a Rating Agency.


     Each of the Conestoga Equity Fund, Intermediate Income Fund, Balanced Fund and International Equity Fund may lend its portfolio securities. There is no limit on the amount of securities which these Funds may lend, except that the Conestoga International Equity Fund may only lend portfolio securities up to one-third the value of its total assets. Such loans involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. The Existing CoreFunds Portfolios (with the exception of CoreFunds International Growth Fund) have a fundamental investment limitation prohibiting loans.


     Conestoga Cash Management Fund, Intermediate Income Fund and Balanced Fund and CoreFunds Cash Reserve and Intermediate Bond Fund may invest in asset-backed securities. These securities may be backed by either credit card receivables or motor vehicle installment purchase obligations. Asset-backed securities entail certain risks, including the risk that credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owned on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivable to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then re-registered because the owner and obligor move to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Conestoga Intermediate Income Fund and Balanced Fund and CoreFunds Intermediate Bond Fund and Balanced Fund may invest in mortgage-backed securities. To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund that invests in mortgage-backed securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments on principal on the underlying loans, which generally increase as interest rates decline. As a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, the value of mortgage-backed securities will fluctuate in response to market interest rates.

INVESTMENT LIMITATIONS


     Neither the Reorganizing Portfolios nor the Existing CoreFunds Portfolios may change their fundamental investment limitations without the affirmative vote of the holders of a majority of the outstanding shares (as defined in the 1940
Act) of the particular Reorganizing Portfolio or Existing CoreFunds Portfolio. The investment limitations of the Reorganizing Portfolios and the corresponding Existing CoreFunds Portfolios are similar, but not identical.



     Each of the Reorganizing Portfolios (except the Conestoga Pennsylvania Tax-Free Bond Fund) and each of the corresponding Existing CoreFunds Portfolios (except the CoreFunds Pennsylvania Municipal Bond Fund) is a 'diversified' investment portfolio and, therefore, has a fundamental policy limiting investments in securities of any one issuer, other than securities issued by the U.S. Government, its agencies and instrumentalities and repurchase agreements collateralized by such securities, to 5% of the value of a fund's total assets, except that up to 25% of the value of a fund's total assets may be invested without regard to this 5% limitation. In addition, none of the Reorganizing Portfolios (except the Conestoga Cash Management Fund, Tax-Free Fund, U.S. Treasury Securities Fund and Pennsylvania Tax-Free Bond Fund) may acquire more than 10% of the outstanding voting securities of any one issuer, except that the Conestoga Equity Fund, Intermediate Income Fund, Balanced Fund and International Equity Fund may invest up to 25% of their respective assets without regard to such limitation. Of the CoreFunds, only the Value Equity Fund, Balanced Fund and International Growth Fund have the same 10% voting securities limitation, although CoreFunds Cash Reserve, Tax-Free Reserve, Treasury Reserve, Intermediate Bond Fund and Pennsylvania Municipal Bond Fund have a fundamental limitation prohibiting the purchase of any common stock or voting securities.


     With respect to at least 50% of the total assets of each of the Conestoga Pennsylvania Tax-Free Bond Fund and CoreFunds Pennsylvania Municipal Bond Fund, no more than 5% may be invested in securities of a single issuer, and no more than 25% of each Fund's total assets may be invested in the securities of a single issuer at the close of each quarter of each fiscal year. For purposes of this limitation, governmental subdivisions, including states, territories, possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalities, or similar entities, will be considered a separate issuer if their assets and revenues are separate from those of the government body creating it and the security is backed only by its own assets and revenues. Industrial revenue bonds backed only by the assets and revenues of a non-governmental issuer are considered to be issued solely by that user. If, in the case of an industrial development bond or government-issued security, a governmental or other entity guarantees the security, such guarantee would be considered a separate security issued by the guarantor, as well as the other issuer, subject to limited exclusions allowed by the 1940 Act.


     Neither the Reorganizing Portfolios nor the Existing CoreFunds Portfolios may borrow money directly except that each Fund may borrow money from banks and enter into reverse repurchase agreements for temporary purposes, and then in amounts not in excess of 10% of the value of each Fund's total assets. A Reorganizing Portfolio (except the Conestoga Tax-Free Fund) will not purchase securities while its borrowings, including reverse repurchase agreements, exceed 5% of the total assets of the Portfolio. Conestoga Tax-Free Fund and each Existing CoreFunds Portfolio will not purchase securities while its borrowings, including reverse repurchase agreements, are outstanding.



     The Reorganizing Portfolios and the Existing CoreFunds Portfolios may only mortgage, pledge or hypothecate their assets to secure permitted indebtedness, and then may only pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets.


     The investment limitations described in the foregoing paragraphs regarding diversification, borrowing and pledging of assets are fundamental with respect to both Conestoga and CoreFunds.


     Neither the Reorganizing Portfolios nor the Existing CoreFunds Portfolios may make loans, except that: (i) Conestoga Equity Fund, Intermediate Income Fund, Balanced Fund and International Equity Fund may lend portfolio securities; and (ii) the Reorganizing Portfolios may purchase or hold certain debt instruments and may enter into repurchase agreements; and (iii) each Existing CoreFunds Portfolio may purchase or hold debt instruments and enter into repurchase agreements. The foregoing limitations on securities lending are fundamental limitations for both the Reorganizing Portfolios and the Existing CoreFunds Portfolios.



     The Reorganizing Portfolios and the Existing CoreFunds Portfolios will not invest 25% or more of the value of their respective total assets in any one industry, provided that there is no limitation with respect to (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
(ii) tax-exempt securities issued by governments or political subdivisions of governments; (iii) wholly-owned finance companies will be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their partners; and (iv) utilities will be divided according to their services. The foregoing investment limitations of each of the Reorganizing Portfolios and the Existing CoreFunds Portfolios with respect to industry concentration of investments is a fundamental investment limitation.



     Each of the Reorganizing Portfolios must limit its investments in illiquid securities to 15% of its net assets, except that the Conestoga Cash Management Fund, Tax-Free Fund and U.S. Treasury Securities are subject to a 10% limitation and the Conestoga Equity Fund and Intermediate Income Fund will not invest in repurchase agreements maturing in excess of seven days if such investment, together with other investments of such Fund that are not readily marketable, exceeds 10% of such Fund's total assets. By contrast, each of the Existing CoreFunds Portfolios must limit its investments in illiquid securities to 10% of its net assets (except for the CoreFunds Balanced and Pennsylvania Municipal Bond Funds). With respect to the Reorganizing Portfolios, Rule 144A securities will not be considered illiquid if the Funds' investment adviser determines that an adequate trading market exists with respect to such securities. The foregoing limitations on investments in illiquid securities are fundamental as to the Existing CoreFunds Portfolios but are not fundamental as to the Reorganizing Portfolios.



     Neither the Reorganizing Portfolios nor the Existing CoreFunds Portfolios may purchase or sell real estate, except that the Funds may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.



     None of the Reorganizing Portfolios (except Conestoga Cash Management Fund, Tax-Free Fund and U.S. Treasury Securities Fund) and the Existing CoreFunds Portfolios may acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act. The Conestoga Cash Management Fund, Tax-Free Fund and U.S. Treasury Securities Fund are not permitted to acquire investment company securities, except in connection with a merger, consolidation, reorganization or acquisition of assets.



     Neither the Reorganizing Portfolios nor the Existing CoreFunds Portfolios may act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with a Fund's investment objective, policies and limitations may be deemed to be underwriting.


     Neither the Reorganizing Portfolios nor the Existing CoreFunds Portfolios may purchase securities of companies for the purpose of exercising control.



     Neither the Reorganizing Portfolios nor the Existing CoreFunds Portfolios may purchase securities on margin, make short sales of securities or maintain a short position, except that each Reorganizing Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities.



     None of the Existing CoreFunds Portfolios may invest in puts, calls, straddles, spreads, or any combination thereof, except that (i) CoreFunds International Growth Fund may enter into forward currency contracts, purchase futures contracts and options thereon, and purchase, sell and write options on securities (including puts and calls) to a limited extent; and (ii) CoreFunds Pennsylvania Municipal Bond Fund may engage in put transactions.



     Neither the Reorganizing Portfolios nor the Existing CoreFunds Portfolios may purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs or leases.



     The following fundamental investment limitations of the Existing CoreFunds Portfolios have no counterpart in the Reorganizing Portfolios:


     Each Existing CoreFunds Portfolio is prohibited from investing more than 10% of its total assets in the securities of any company not in operation continuously for at least three years (including any predecessor company).

     Each Existing CoreFunds Portfolio is prohibited from purchasing or retaining the securities of any issuer if officers and directors of CoreFunds, or its advisor, owning beneficially more than one-half of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

     The Existing CoreFunds Portfolios may not invest in securities with legal or contractual restrictions.

     See 'Additional Investment Restrictions' in CoreFunds' Statement of Additional Information which is incorporated by reference herein for additional investment limitations of the Existing CoreFunds Portfolios.

     PURCHASE AND REDEMPTION INFORMATION, EXCHANGE PRIVILEGES, DISTRIBUTION AND PRICING. The purchase, redemption, exchange privileges and distribution policies of the Conestoga Portfolios and the CoreFunds Portfolios are discussed above under 'Summary -- Overviews of the Conestoga Portfolios and CoreFunds Portfolios' and below in Appendix III to this Combined Proxy
Statement/Prospectus.

     OTHER INFORMATION. Conestoga and CoreFunds are registered as open-end management investment companies under the 1940 Act. Currently, Conestoga offers eleven investment portfolios and CoreFunds offers seventeen investment portfolios.

     Conestoga is organized as a Massachusetts business trust and is subject to the provisions of its Declaration of Trust and Code of Regulations. CoreFunds is organized as a Maryland corporation and subject to the provisions of its Articles of Incorporation and By-laws. Shares of both Conestoga and CoreFunds:
(i) are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held; (ii) will vote in the aggregate and not by class except as otherwise expressly required by law or when class voting is permitted by the respective Board of Trustees or Directors; and (iii) are entitled to participate equally in the dividends and distributions that are declared with respect to a particular investment portfolio and in the net distributable assets of such portfolio on liquidation. Shares of both the Conestoga Portfolios and the CoreFunds Portfolios have a par value of $.001. In addition, shares of the Conestoga Portfolios and CoreFunds Portfolios have no preemptive rights and only such conversion and exchange rights as the respective Boards of Trustees or Directors may grant in their discretion. When issued for payment as described in their prospectuses, Conestoga Portfolio shares and CoreFunds Portfolio shares are fully paid and non-assessable by such entities except as required under Massachusetts law with respect to Conestoga. CoreFunds is not required under Maryland General Corporation Law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Directors. To the extent required by law, CoreFunds will assist in shareholder communications in such matters.

     The foregoing is only a summary. Shareholders may obtain copies of the Declaration of Trust and By-laws of Conestoga and the Articles of Incorporation and By-laws of CoreFunds upon written request at the addresses shown on the cover page of this Combined Proxy Statement/Prospectus.

            INTERIM INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS


     As stated above, because the Holding Company Merger will result in a change in control of MIC, Conestoga's existing investment advisory and sub-advisory agreements will, by their terms, automatically terminate on the date the Holding Company Merger occurs. The Reorganization Agreement provides, that Conestoga will enter into an interim investment advisory agreement with MIC (or its successor), and that MIC will enter into an interim sub-advisory agreement with Marvin and Palmer for the Conestoga International Equity Fund (together, the 'Interim Agreements'). The Interim Agreements will be in effect for the Reorganizing Portfolios between the Holding Company Merger and the consummation of the Reorganizing Portfolios Transaction. The interim advisory agreement will be in effect for the Continuing Portfolios between the Holding Company Merger and the consummation of the Continuing Portfolios Transaction. It is contemplated that the firms that currently provide investment advisory and sub-advisory services for the Conestoga Portfolios will continue to provide services under the Interim Agreements.


     The investment advisory and sub-advisory fee rates stated in the Interim Agreements will be the same, and the other provisions of the Interim Agreements will be substantially the same, as those in the current investment and sub-advisory agreements for the Conestoga Portfolios.


     Copies of the proposed Interim Agreements are attached as Appendix IV. In the interim advisory agreement, MIC agrees, subject to the supervision of the Conestoga Board of Trustees, to provide a continuous investment program for the Conestoga Portfolios and to determine from time to time what securities and other investments will be purchased, retained or sold in accordance with that Portfolio's investment objectives, policies and restrictions. MIC's responsibilities include, but are not limited to, placing purchase and sale orders for portfolio transactions; maintaining books and records with respect to a Portfolio's securities transactions; and furnishing periodic and special reports to the Conestoga Board of Trustees as requested. The Interim Agreements further provide that a Portfolio's investment adviser and sub-adviser will pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities (including brokerage commissions, if any) purchased for a Portfolio.



     With respect to the Conestoga International Equity Fund, some of the investment adviser's responsibilities under the Interim Agreement will be performed by the sub-adviser. In particular, Marvin and Palmer will, subject to supervision by MIC (or its successor) and the Conestoga Board of Trustees, manage the investment operations of the Conestoga International Equity Fund during the Interim Period and determine the composition of the Fund, including the purchase, retention and disposition of securities in accordance with the Fund's investment objective, policies and restrictions. In addition, Marvin and Palmer will prepare, subject to MIC's approval, lists of foreign countries for investment by the Fund.


     Under the Interim Agreements, in placing orders with brokers and dealers, the investment adviser and sub-adviser are to attempt to obtain prompt execution of orders at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the investment adviser or sub-adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers that provide research advice and other services. These brokerage and research services might consist of reports and statistics on specific companies of industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the investment adviser or sub-adviser, and does not reduce the advisory fees payable by the Conestoga Portfolios. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which the investment adviser or sub-adviser exercises investment discretion. Conversely, the Conestoga Portfolios may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     Investment decisions for the Conestoga Portfolios and for other investment accounts managed by the investment adviser and sub-adviser under the Interim Agreements will be made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then allocated in a manner believed by the investment adviser or sub-adviser to be equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Conestoga Portfolio is concerned, in other cases it may be beneficial to the portfolio. To the extent permitted by law, the investment adviser or sub-adviser may aggregate the securities to be sold or purchased for the Conestoga Portfolios with those to be sold or purchased for other investment companies or accounts in executing transactions. Portfolio securities will not be purchased from or sold to the investment adviser, sub-adviser, or any affiliated person, except as permitted under the 1940 Act.


     If in any fiscal year the aggregate expenses of any Conestoga Portfolio exceeds the expense limitation of any state having jurisdiction over Conestoga, the Interim Agreements provide that the Portfolio's investment adviser will reimburse the Portfolio for a portion of such excess expenses equal to such excess times the ratio of the fees otherwise payable by the Portfolio to the investment adviser to the aggregate fees otherwise payable by the Portfolio to the investment adviser and to the Portfolio's administrator under its administration agreement. The obligation of the investment adviser to reimburse a Portfolio is limited in any fiscal year to the amount of its fee for such fiscal year, provided that an investment adviser will reimburse a Portfolio for such proportion of such excess expenses regardless of the amount of fees paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over Conestoga so require. As of the date hereof, the most restrictive expense limitation applicable to a Conestoga Portfolio limits its aggregate annual expenses (as defined by applicable regulations) to 2 1/2% of the first $30 million of its average net assets, 2% of the next $70 million of its average net assets, and 1 1/2% of its remaining net assets.

     The investment adviser or sub-adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Conestoga Portfolio in connection with the performance of its agreements, except a loss arising from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from wilful misfeasance, bad faith or gross negligence on the part of the investment adviser or sub-adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreements.


     Should the Reorganization not occur, the Interim Agreements may be renewed for successive annual periods with respect to a Conestoga Portfolio if specifically approved at least annually (a) by the vote of a majority of those members of the Conestoga Board of Trustees who are not parties to the agreements or interested persons of any party to the agreements, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Conestoga Board of Trustees or by the vote of a majority of all votes attributable to the outstanding shares of the Portfolio.


     The Interim Agreements will terminate upon their assignment (as defined in the 1940 Act). In addition, the Interim Agreements may be terminated with respect to any Conestoga Portfolio by the Conestoga Board of Trustees, by vote of a majority of the outstanding shares of that Portfolio, by the investment adviser or, in the case of an Interim Sub-Advisory Agreement, by either the investment adviser or sub-adviser upon notice as stated in the particular agreement.


     The table at page 3 shows (i) the current contractual fee rates for the Conestoga Portfolios, which will be the same throughout the Interim Period until the time of the transactions, and (ii) the advisory/sub-advisory fees actually paid by the Conestoga Portfolios for their last fiscal year net of waivers. All fee rates are annualized, and are computed daily and payable monthly based on a Portfolio's average daily net assets.

                     INFORMATION RELATING TO VOTING MATTERS

     GENERAL INFORMATION. This Combined Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by Conestoga's Board of Trustees in connection with the Meeting. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of Conestoga may also solicit proxies by telephone, telegraph, facsimile or personal interview. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to Conestoga a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.


     Only shareholders of record at the close of business on January 26, 1996 will be entitled to vote at the Meeting. On that date there were outstanding and entitled to be voted 234,883,522.79 shares of the Conestoga Cash Management Fund, 47,526,615.37 shares of the Conestoga Tax-Free Fund, 436,965,068.60 shares of the Conestoga U.S. Treasury Securities Fund, 21,620,456.5884 shares of the Conestoga Equity Fund, 5,441,676.9690 shares of the Conestoga Special Equity Fund, 18,131,183.9921 shares of the Conestoga Bond Fund, 11,856,351.8320 shares of the Conestoga Intermediate Income Fund, 636,811.79 shares of the Conestoga Pennsylvania Tax-Free Bond Fund, 3,626,636.716 shares of the Conestoga Balanced Fund, 3,431,978.3660 shares of the Conestoga Short-Term Income Fund and 1,377,454.999 shares of the Conestoga International Equity Fund. Each share or fraction thereof is entitled to one vote or fraction thereof, and all shares will vote separately by Fund.



     Conestoga and CoreFunds have been advised by MIC that the shares of each Conestoga Portfolio over which Meridian Bancorp, Inc. or its affiliates have voting power will, except as to accounts established for Meridian's employee benefit plan, be voted in accordance with instructions received from beneficial owners or fiduciaries of such accounts who are not related to Meridian Bancorp, Inc. or its affiliates. As to Meridian's own employee benefit plan, and as to accounts for which no instructions are received from beneficial owners or fiduciaries, Meridian will cast such votes in accordance with the recommendation of a fiduciary that is independent of Meridian.


     If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting or any adjournment thereof. For information on adjournment of the meeting, see 'Quorum' below.


     SHAREHOLDER AND BOARD APPROVALS. The Reorganization Agreement (and the transactions contemplated thereby including the implementation of the interim investment advisory and sub-advisory agreements), is being submitted for approval at the Meeting by the holders of a majority of the outstanding shares of the Conestoga Cash Management Fund, Tax-Free Fund, U.S. Treasury Securities Fund, Equity Fund, Special Equity Fund, Bond Fund, Intermediate Income Fund, Pennsylvania Tax-Free Bond Fund, Balanced Fund, Short-Term Income Fund and International Equity Fund in accordance with the provisions of Conestoga's Declaration of Trust and the requirements of the 1940 Act. The term 'majority of the outstanding shares' of a Conestoga Portfolio as used herein means the lesser of (a) 67% of the shares of the particular Conestoga Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Conestoga Portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Conestoga Portfolio.


     In tallying shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether or not a quorum is present for purposes of convening the meeting. On the Reorganization proposal abstentions and broker non-votes will be considered to be a vote against the Reorganization proposal.


     The approval by the shareholders of the corresponding Existing CoreFunds Portfolios of the Reorganization is not being solicited because their approval or consent is not necessary for the Reorganization to be consummated.

     At January 26, 1996, Meridian Bancorp, Inc. and its affiliates held of record substantially all of the outstanding shares of each of the Conestoga Cash Management Fund, Tax-Free Fund, U.S. Treasury Securities Fund, Equity Fund, Special Equity Fund, Bond Fund, Intermediate Income Fund, Pennsylvania Tax-Free Bond Fund, Balanced Fund, Short-Term Income Fund and International Equity Fund on behalf of their customer accounts.



     At January 26, 1996, the name, address and percentage of ownership of the persons who owned of record 5% or more of any class of shares of the Reorganizing Portfolios, and the percentage of the respective share classes of the corresponding Existing CoreFunds Portfolios that would be owned by those persons upon the consummation of the Reorganizing Portfolios Transaction based upon their holdings on January 26, 1996, are as follows:



                                                                                                           PERCENTAGE
                                                                                          PERCENTAGE       OF CLASS OF
                                                                                        OF REORGANIZING     EXISTING
                                                                          PERCENTAGE      PORTFOLIO'S       COREFUNDS
                                                              CLASS OF     OF CLASS         SHARES          PORTFOLIO
REORGANIZING                                                   SHARES      OWNED ON        OWNED ON         OWNED ON
PORTFOLIO             NAME AND ADDRESS                         OWNED      RECORD DATE     RECORD DATE     CONSUMMATION
--------------------  -------------------------------------  ----------  -------------  ---------------  ---------------
Cash Management Fund  MAM & Co.                              Institutional       99.96%        98.96%           28.13%
                      c/o Mark Medura MHO 330                  Shares
                      P.O. Box 16006
                      Mail Code BB0425
                      Reading, PA 19612-6006
                      Jean M. McHazel                          Retail             5.16%         0.05%            0.55%
                      2283 Highland Circle                     Shares
                      Harrisburg, PA 17110-9243
Tax-Free Fund         MAM & Co.                              Institutional         100%        97.01%           42.02%
                      c/o Mark Medura MHO 330                  Shares
                      P.O. Box 16006
                      Mail Code BB0425
                      Reading, PA 19612-6006
                      Marietta E. Williams                     Retail            28.16%         0.84%           11.87%
                      RD2 Box 141                              Shares
                      Elverson, PA 19520-9435
                      Elizabeth R. Cabine POA                  Retail            14.08%         0.42%            5.94%
                      Eleanor P. Jester                        Shares
                      2115 Concord Pike
                      Wilmington, DE 19803-2906
                      Gregory J. Blazic                        Retail            13.76%         0.41%            5.80%
                      Lellus L. Blazic JT Ten                  Shares
                      P.O. Box 603
                      Country Club Road
                      Valley Forge, PA 19482-0603
U.S. Treasury         MAM & Co.                              Institutional       66.42%        66.31%           30.63%
Securities Fund       c/o Mark Medura MHO 330                  Shares
                      P.O. Box 16006
                      Mail Code BB0425
                      Reading, PA 19612-6006
                      The Bank of New York                   Institutional       33.58%        33.52%           15.48%
                      One Wall Street                          Shares
                      5th Floor/STIF
                      New York, NY 10286-0001
                      Plymouth Meeting Friends School          Retail            36.23%         0.06%            1.19%
                      Germantown & Butler Pike                 Shares
                      Plymouth Meeting, PA 19462
                      Meridian Trust Company Cust.             Retail             9.85%         0.02%            0.32%
                      for the IRA Rollover of                  Shares
                      John G. Fish
                      1009 Homeland Drive
                      Lancaster, PA 17601-5143

                                                                                                            PERCENTAGE
                                                                                          PERCENTAGE       OF CLASS OF
                                                                                        OF REORGANIZING     EXISTING
                                                                          PERCENTAGE      PORTFOLIO'S       COREFUNDS
                                                              CLASS OF     OF CLASS         SHARES          PORTFOLIO
REORGANIZING                                                   SHARES      OWNED ON        OWNED ON         OWNED ON
PORTFOLIO             NAME AND ADDRESS                         OWNED      RECORD DATE     RECORD DATE     CONSUMMATION
--------------------  -------------------------------------  ----------  -------------  ---------------  ---------------
                      Karen J. Urban                           Retail           5.38%           0.01%            0.18%
                      57 East Ridge Street                     Shares
                      Coaldale, PA 18218-1218
Equity Fund           MAM & Co.                              Institutional     48.62%          47.61%           44.57%
                      c/o Kim Kutzer                           Shares
                      P.O. Box 16004
                      Mail Code BB0405
                      Reading, PA 19612-6004
                      MAM & Co.                              Institutional     47.55%          46.56%           43.59%
                      c/o Kim Kutzer                           Shares
                      P.O. Box 16004
                      Mail Code BB0405
                      Reading, PA 19612-6004
                      National Financial Services              Retail          34.88%           0.71%           25.39%
                      Corporation for the Benefit              Shares
                      of our Customers
                      One World Financial Center
                      200 Liberty Street
                      4th Floor
                      New York, NY 10281-1003
Intermediate Income   MAM & Co.                              Institutional     47.08%          46.61%           32.65%
Fund                  c/o Kim Kutzer                           Shares
                      P.O. Box 16004
                      Mail Code BB0405
                      Reading, PA 19612-6004
                      MAM & Co.                              Institutional     43.73%          43.30%           30.33%
                      c/o Kim Kutzer                           Shares
                      P.O. Box 16004
                      Mail Code BB0405
                      Reading, PA 19612-6004
                      National Financial Services              Retail          29.48%           0.28%           11.15%
                      Corporation for the Benefit              Shares
                      of our Customers
                      One World Financial Center
                      200 Liberty Street
                      4th Floor
                      New York, NY 10281-1003
                      Meridian Trust Company                   Retail           8.97%           0.09%            3.39%
                      Cust for the IRA Rollover of             Shares
                      John G. Fish
                      1009 Homeland Drive
                      Lancaster, PA 17601-5143
                      Elissa A. Graner-Hoffman                 Retail           5.90%           0.06%            2.23%
                      219 South Len Street                     Shares
                      Allentown, PA 18104-6546
Pennsylvania          MAM & Co.                              Institutional     58.47%          52.31%           39.36%
Tax-Free Bond Fund    c/o Kim Kutzer                           Shares
                      P.O. Box 16004
                      Mail Code BB0405
                      Reading, PA 19612-6004
                      MAM & Co.                              Institutional     41.53%          37.15%           27.95%
                      c/o Kim Kutzer                           Shares
                      P.O. Box 16004
                      Mail Code BB0405
                      Reading, PA 19612-6004

                                                                                                            PERCENTAGE
                                                                                          PERCENTAGE       OF CLASS OF
                                                                                        OF REORGANIZING     EXISTING
                                                                          PERCENTAGE      PORTFOLIO'S       COREFUNDS
                                                              CLASS OF     OF CLASS         SHARES          PORTFOLIO
REORGANIZING                                                   SHARES      OWNED ON        OWNED ON         OWNED ON
PORTFOLIO             NAME AND ADDRESS                         OWNED      RECORD DATE     RECORD DATE     CONSUMMATION
--------------------  -------------------------------------  ----------  -------------  ---------------  ---------------
                      National Financial Services              Retail          25.20%           2.66%           19.37%
                      Corporation for the Benefit              Shares
                      of our Customers
                      One World Financial Center
                      200 Liberty Street
                      4th Floor
                      New York, NY 10281-1003
                      George W. Grosz                          Retail           6.81%           0.72%            5.23%
                      Dorothy M. Grosz JT WROS                 Shares
                      533 S. Waterloo Road
                      Devon, PA 19333-1729
                      Lee B. Kirts                             Retail           6.34%           0.67%            4.87%
                      Celine Kirts JT WROS                     Shares
                      451 Knightsbridge Lane
                      Hatfield, PA 19440-3603
                      Wayne R. Huey                            Retail           5.97%           0.63%            4.59%
                      73 Crestline Road                        Shares
                      Strafford, PA 19087-2611
Balanced Fund         State Street Bank & Trust Company        Retail          52.50%           0.11%            1.57%
                      Cust for the Rollover IRA of             Shares
                      Richard Detwiler
                      22 S. Kenhorst Blvd.
                      Shillington, PA 19607-2026
                      State Street Bank & Trust Company        Retail          24.14%           0.05%            0.72%
                      Cust for the Rollover IRA of             Shares
                      Robert J. Merenda
                      2 Cedar Hill Court
                      Voorhees, NJ 08043-4712
                      State Street Bank & Trust Company        Retail          12.13%           0.03%            0.36%
                      Cust for the Rollover IRA of             Shares
                      Roberta M. Merenda
                      2 Cedar Hill Court
                      Voorhees, NJ 08043-4712
                      Meridian Asset Management Company        Retail           8.42%           0.02%            0.25%
                      Cust for the Rollover IRA of             Shares
                      Darlene H. Lathrop
                      2403 Smith Lane
                      Wilmington, DE 19810-2334
International Equity  Albert E. Murphy                         Retail          33.05%           0.07%            0.47%
Fund                  Gertrude A. Murphy JT TEN                Shares
                      580 Patten Avenue #78
                      Longbranch, NJ 07740-7881
                      National Financial Services              Retail          32.81%           0.06%            0.46%
                      Corporation for the Benefit              Shares
                      of our Customers
                      One World Financial Center
                      200 Liberty Street
                      4th Floor
                      New York, NY 10281-1003
                      Meridian Trust Company Cust              Retail           7.06%           0.01%            0.10%
                      Cust for the IRA of                      Shares
                      Christopher D. Hogan
                      711 Pass Road
                      Gulfport, MS 39501-6444
                      Dawn T. Hogan                            Retail           6.92%           0.01%            0.10%
                      1750 Peachtree Lane                      Shares
                      Norristown, PA 19403-3330

                                                                                                            PERCENTAGE
                                                                                          PERCENTAGE       OF CLASS OF
                                                                                        OF REORGANIZING     EXISTING
                                                                          PERCENTAGE      PORTFOLIO'S       COREFUNDS
                                                              CLASS OF     OF CLASS         SHARES          PORTFOLIO
REORGANIZING                                                   SHARES      OWNED ON        OWNED ON         OWNED ON
PORTFOLIO             NAME AND ADDRESS                         OWNED      RECORD DATE     RECORD DATE     CONSUMMATION
--------------------  -------------------------------------  ----------  -------------  ---------------  ---------------

                      Meridian Trust Company Cust              Retail           5.38%           0.01%            0.08%
                      Cust for the IRA Rollover of             Shares
                      Bridget A. Vargo
                      7373 Ridge Avenue
                      Apt. 422
                      Philadelphia, PA 19128-3236
                      Colette B. Price                         Retail           5.09%           0.01%            0.07%
                      D. Kim Price JT TEN                      Shares
                      2408 Welsh Road
                      Mohnton, PA 19540-8814



     The name, address and percentage of ownership of each person who owns of record 5% or more of any class of shares of the Continuing Portfolios is listed below. Prior to the Continuing Portfolios Transaction the New CoreFunds Portfolios will have only nominal assets. Accordingly, the persons who own of record 5% or more of any class of shares of the Continuing Portfolios will not materially change upon consummation of the Continuing Portfolios Transaction.



                                                                                                           PERCENTAGE
                                                                                          PERCENTAGE       OF CLASS OF
                                                                                         OF CONTINUING         NEW
                                                                          PERCENTAGE       PORTFOLIO        COREFUNDS
                                                              CLASS OF     OF CLASS         SHARES          PORTFOLIO
CONTINUING                                                     SHARES      OWNED ON        OWNED ON         OWNED ON
PORTFOLIO             NAME AND ADDRESS                         OWNED      RECORD DATE     RECORD DATE     CONSUMMATION
--------------------  -------------------------------------  ----------  -------------  ---------------   ------------
Special Equity Fund   MAM & Co.                              Institutional       55.19%        54.31%           55.19%
                      c/o Kim Kutzer                           Shares
                      P.O. Box 16004
                      Mail Code BB0405
                      Reading, PA 19612-6004
                      MAM & Co.                              Institutional       43.35%        42.66%           43.35%
                      c/o Kim Kutzer                           Shares
                      P.O. Box 16004
                      Mail Code BB0405
                      Reading, PA 19612-6004
                      National Financial Services              Retail            28.10%         0.43%           28.10%
                      Corporation for the Benefit              Shares
                      of our Customers
                      One World Financial Center
                      200 Liberty Street
                      4th Floor
                      New York, NY 10281-1003
                      State Street Bank & Trust Co.            Retail             6.81%         0.10%            6.81%
                      Cust for the Rollover IRA of             Shares
                      Bernard J. Daney
                      121 Ponds Lane
                      Wilmington, DE 19807-2129
Bond Fund             MAM & Co.                              Institutional       52.38%        51.92%           52.38%
                      c/o Kim Kutzer                           Shares
                      P.O. Box 16004
                      Mail Code BB0405
                      Reading, PA 19612-6004
                      MAM & Co.                              Institutional       41.96%        41.60%           41.96%
                      c/o Kim Kutzer                           Shares
                      P.O. Box 16004
                      Mail Code BB0405
                      Reading, PA 19612-6004

                                                                                                           PERCENTAGE
                                                                                          PERCENTAGE       OF CLASS OF
                                                                                         OF CONTINUING         NEW
                                                                          PERCENTAGE       PORTFOLIO        COREFUNDS
                                                              CLASS OF     OF CLASS         SHARES          PORTFOLIO
CONTINUING                                                     SHARES      OWNED ON        OWNED ON         OWNED ON
PORTFOLIO             NAME AND ADDRESS                         OWNED      RECORD DATE     RECORD DATE     CONSUMMATION
--------------------  -------------------------------------  ----------  -------------  ---------------  ---------------

                      MAM & Co.                              Institutional        5.41%         5.36%            5.41%
                      c/o Kim Kutzer                           Shares
                      P.O. Box 16004
                      Mail Code BB0405
                      Reading, PA 19612-6004
                      National Financial Services              Retail            32.23%         2.31%           32.23%
                      Corporation for the Benefit              Shares
                      of our Customers
                      One World Financial Center
                      200 Liberty Street
                      4th Floor
                      New York, NY 10281-1003
                      Meridian Trust Company                   Retail             7.47%         0.05%            7.47%
                      Cust for the IRA Rollover of             Shares
                      Shiras E. Holmes
                      8761 W. Barkhurst Drive
                      Pittsburgh, PA 15237-4183
Short-Term Income     Jenny E. Yuninger                        Retail            96.80%         0.03%           96.80%
Fund                  12 Ocola Drive                           Shares
                      Paradise, PA 17562
                      MAM & Co.                              Institutional       61.61%        61.59%           61.61%
                      c/o Kim Kutzer                           Shares
                      P.O. Box 16004
                      Mail Code BB0405
                      Reading, PA 19612-6004
                      MAM & Co.                              Institutional       38.34%        38.32%           38.34%
                      c/o Kim Kutzer                           Shares
                      P.O. Box 16004
                      Mail Code BB0405
                      Reading, PA 19612-6004



     At January 26, 1996, the trustees and officers of Conestoga, as a group, owned less than 1% of the outstanding shares of each of the Conestoga Portfolios. At January 26, 1996, the directors and officers of CoreFunds owned less than 1% of the outstanding shares of each of the CoreFunds Portfolios.



     At January 26, 1996, the name, address and percentage of ownership of the persons who owned of record 5% or more of any class of shares of the Existing CoreFunds Portfolios, and the percentage of the respective share classes that would be owned by those persons upon consummation of the Reorganizing Portfolios Transaction based upon their holdings on January 26, 1996, are as follows:



                                                                                          PERCENTAGE
                                                                                         OF COREFUNDS
                                                                          PERCENTAGE       PORTFOLIO       PERCENTAGE
                                                              CLASS OF     OF CLASS         SHARES          OF CLASS
COREFUNDS                                                      SHARES      OWNED ON        OWNED ON         OWNED ON
PORTFOLIO             NAME AND ADDRESS                         OWNED      RECORD DATE     RECORD DATE     CONSUMMATION
--------------------  -------------------------------------  ----------  -------------  ---------------  ---------------
Cash Reserve Fund     Patterson & Co.                        Institutional       89.88%        87.02%           64.59%
                      Attn: Jim Quinlan                        Shares
                      P.O. Box 7618 FC9-1-17
                      Philadelphia, PA 19101-7618
                      Gloria Levin                           Individual         5.13%           0.16%            4.57%
                      2401 Pennsylvania Avenue                 Shares
                      Apt. 21B23
                      Philadelphia, PA 19130-3008
Tax-Free Reserve      Patterson & Co.                        Institutional       88.66%        86.03%           51.40%
Fund                  Attn: Jim Quinlan                        Shares
                      P.O. Box 7618 FC9-1-17
                      Philadelphia, PA 19101-7618

                                                                                          PERCENTAGE
                                                                                         OF COREFUNDS
                                                                          PERCENTAGE       PORTFOLIO       PERCENTAGE
                                                              CLASS OF     OF CLASS         SHARES          OF CLASS
COREFUNDS                                                      SHARES      OWNED ON        OWNED ON         OWNED ON
PORTFOLIO             NAME AND ADDRESS                         OWNED      RECORD DATE     RECORD DATE     CONSUMMATION
--------------------  -------------------------------------  ----------  -------------  ---------------  ---------------
                      Leslie Edelman                         Individual        41.29%           1.23%           23.88%
                      288 Aquetog Road                         Shares
                      New Hope, PA 18938-1119
                      Harold D. McKemy                       Individual         7.08%           0.21%            4.09%
                      3 Bobolink Drive                         Shares
                      Wyomissing, PA 19610
                      William H. Simon, M.D.                 Individual         8.32%           0.25%            4.81%
                      255 S. 17th Street, 11th Floor           Shares
                      Philadelphia, PA 19103
Treasury Reserve      SRE Real Estate Fund                   Institutional      6.09%           5.83%            3.27%
Fund                  Attn: Audrey Hirshberg                   Shares
                      666 Fifth Avenue
                      New York, NY 10103
                      Patterson & Co.                        Institutional     59.10%          56.62%           31.72%
                      Attn: Jim Quinlan                        Shares
                      P.O. Box 7618 FC9-1-17
                      Philadelphia, PA 19101-7618
                      Mac & Co.                              Institutional      5.77%           5.53%            3.10%
                      Mellon Bank N.A.                         Shares
                      Mutual Funds Dept.
                      P.O. Box 320
                      Pittsburgh, PA 15230-0320
                      Hare & Co.                             Institutional     11.44%          10.96%            6.14%
                      Bank of New York                         Shares
                      Attn: STIF/Master Note
                      One Wall Street, 5th Floor
                      New York, NY 10286
                      Patterson & Co.                        Individual        46.59%           1.95%           45.06%
                      Attn: Jim Quinlan                        Shares
                      P.O. Box 7618 FC9-1-17
                      Philadelphia, PA 19101-7618
                      Collagenex, Inc.                       Individual        23.59%           0.99%           22.82%
                      301 S. State Street                      Shares
                      Newtown, PA 18940
Value Equity Fund     Patterson & Co.                        Institutional     66.15%          60.92%            5.51%
                      PNB Personal Trust Accounting            Shares
                      P.O. Box 7829
                      Philadelphia, PA 19101-7829
                      Patterson & Co.                        Institutional     24.70%          22.75%            2.06%
                      PNB Personal Trust Accounting            Shares
                      P.O. Box 7829
                      Philadelphia, PA 19101-7829
                      Joseph C. & Hilde Krallinger           Individual        13.61%           1.08%            3.70%
                      TTEES                                    Shares
                      Krallinger Family Trust
                      UAD 11/17/93
                      48872 Mariposa Drive
                      Palm Desert, CA 92260-6810
Intermediate Bond     Patterson & Co.                        Institutional     84.89%          81.86%           26.02%
Fund                  PNB Personal Trust Accounting            Shares
                      P.O. Box 7829
                      Philadelphia, PA 19101-7829
                      Patterson & Co.                        Institutional      6.23%           6.01%            1.91%
                      PNB Personal Trust Accounting            Shares
                      P.O. Box 7829
                      Philadelphia, PA 19101-7829

                                                                                          PERCENTAGE
                                                                                         OF COREFUNDS
                                                                          PERCENTAGE       PORTFOLIO       PERCENTAGE
                                                              CLASS OF     OF CLASS         SHARES          OF CLASS
COREFUNDS                                                      SHARES      OWNED ON        OWNED ON         OWNED ON
PORTFOLIO             NAME AND ADDRESS                         OWNED      RECORD DATE     RECORD DATE     CONSUMMATION
--------------------  -------------------------------------  ----------  -------------  ---------------  ---------------
                      CoresStates Bank N.A. C/F IRA          Individual         5.01%           0.18%            3.11%
                      R/O of                                   Shares
                      Robert T. Mathie
                      60 Roselyn Drive
                      York, PA 17402-3232
                      CoreStates Bank N.A. C/F IRA of        Individual         5.06%           0.18%            3.14%
                      Donald A. Fleck                          Shares
                      32 Summit Circle
                      Churchville, PA 18966
Pennsylvania          Patterson & Co.                        Institutional     18.61%          17.34%            6.08%
Municipal Bond Fund   PNB Personal Trust Accounting            Shares
                      P.O. Box 7829
                      Philadelphia, PA 19101-7829
                      Patterson & Co.                        Institutional     16.89%          15.74%            5.52%
                      PNB Personal Trust Accounting            Shares
                      P.O. Box 7829
                      Philadelphia, PA 19101-7829
                      Dr. Vernon F. Alibert & Dolores        Institutional     64.49%          60.10%           21.08%
                      V. Alibert, JT WROS                      Shares
                      1420 Conchester Highway
                      Boothwyn, PA 19061
                      Peter L. Davis & Kathryn K.            Individual         8.50%           0.58%            1.97%
                      Davis JT TEN                             Shares
                      509 Manor House Lane
                      Huntingdon Valley, PA 19006
                      Harry S. Walmer & Margaret             Individual         5.66%           0.39%            1.31%
                      Walmer JT TEN                            Shares
                      590 Stracks Dam Road
                      Myerstown, PA 17067
                      Salvatore J. Alesi Sr. & Rose P.       Individual        76.74%           5.22%           17.75%
                      Alesi JT TEN                             Shares
                      284 Ellis Road
                      Havertown, PA 19083
Balanced Fund         Patterson & Co.                        Institutional     90.82%          87.56%           58.64%
                      PNB Personal Trust Accounting            Shares
                      P.O. Box 7829
                      Philadelphia, PA 19101-7829
                      Patterson & Co.                        Institutional      6.68%           6.44%            4.32%
                      PNB Personal Trust Accounting            Shares
                      P.O. Box 7829
                      Philadelphia, PA 19101-7829
                      CoreStates Bank N.A. C/F IRA of        Individual         5.51%           0.20%            5.35%
                      James E. Brown                           Shares
                      1025 Cross Road
                      Schwenksville, PA 19473
International Growth  Patterson & Co.                        Institutional      7.05%           6.93%            6.25%
Fund                  PNB Personal Trust Accounting            Shares
                      P.O. Box 7829
                      Philadelphia, PA 19101-7829
                      Patterson & Co.                        Institutional     49.91%          49.04%           44.24%
                      PNB Personal Trust Accounting            Shares
                      P.O. Box 7829
                      Philadelphia, PA 19101-7829
                      Patterson & Co.                        Institutional     41.46%          40.73%           36.75%
                      PNB Personal Trust Accounting            Shares
                      P.O. Box 7829
                      Philadelphia, PA 19101-7829


                                                                                          PERCENTAGE
                                                                                         OF COREFUNDS
                                                                          PERCENTAGE       PORTFOLIO       PERCENTAGE
                                                              CLASS OF     OF CLASS         SHARES          OF CLASS
COREFUNDS                                                      SHARES      OWNED ON        OWNED ON         OWNED ON
PORTFOLIO             NAME AND ADDRESS                         OWNED      RECORD DATE     RECORD DATE     CONSUMMATION
--------------------  -------------------------------------  ----------  -------------  ---------------  ---------------
                      Mark E. Stalnecker & Susan M.          Individual         8.70%           0.15%            8.58%
                      Stalnecker JT TEN                        Shares
                      9 Briarcrest Drive
                      Wallingford, PA 19086



     At January 26, 1996, the name, address and share ownership of the persons who owned of record 5% or more of CoreFunds' investment portfolios not involved in the Reorganization were as follows:




                                                                                                 PERCENTAGE
NAME AND ADDRESS                                                   FUND                         OF OWNERSHIP
-----------------------------------------------  ----------------------------------------  -----------------------
Patterson & Co.                                  Equity Index Fund                                    35.20%
PNB Personal Trust Accounting
P.O. Box 7829
Philadelphia, PA 19101-7829
Patterson & Co.                                  Equity Index Fund                                    48.32%
PNB Personal Trust Accounting
P.O. Box 7829
Philadelphia, PA 19101-7829
Patterson & Co.                                  Growth Equity Fund                                   88.82%
PNB Personal Trust Accounting
P.O. Box 7829
Philadelphia, PA 19101-7829
Patterson & Co.                                  Growth Equity Fund                                    6.78%
PNB Personal Trust Accounting
P.O. Box 7829
Philadelphia, PA 19101-7829
Patterson & Co.                                  Growth Equity Fund                                   13.63%
PNB Personal Trust Accounting
P.O. Box 7829
Philadelphia, PA 19101-7829
Patterson & Co.                                  Government Income Fund                               53.70%
PNB Personal Trust Accounting
P.O. Box 7829
Philadelphia, PA 19101-7829
Patterson & Co.                                  Government Income Fund                               46.24%
PNB Personal Trust Accounting
P.O. Box 7829
Philadelphia, PA 19101-7829
Corestates Bank NA C/F IRA of                    Government Income Fund                                5.36%
Salvatore M. Reyes
500 New Port Avenue
Ocean Gate, NJ 08740
Jean Taxin                                       Government Income Fund                                5.99%
5005 Woodbine Avenue
Philadelphia, PA 19131
Corestates Bank NA C/F IRA of                    Government Income Fund                                5.34%
Donald A. Fleck
32 Summit Circle
Churchville, PA 18966

                                                                                                 PERCENTAGE
NAME AND ADDRESS                                                   FUND                         OF OWNERSHIP
-----------------------------------------------  ----------------------------------------  -----------------------
Patterson & Co.                                  Intermediate Municipal Bond Fund                     80.46%
PNB Personal Trust Accounting
P.O. Box 7829
Philadelphia, PA 19101-7829
Patterson & Co.                                  Intermediate Municipal Bond Fund                     10.72%
PNB Personal Trust Accounting
P.O. Box 7829
Philadelphia, PA 19101-7829
Paine Webber FBO                                 Intermediate Municipal Bond Fund                      6.59%
M. Tegler A/C# PY01395B3
C/O NSCC New York
55 Water Street
New York, NY 10041
Joseph T. Oprocha &                              Intermediate Municipal Bond Fund                      6.74%
Theresa E. Oprocha JT TEN
107 Snyder Avenue
Philadelphia, PA 19148
Thomas Glenn                                     Intermediate Municipal Bond Fund                      5.30%
827 North 63rd Street
Philadelphia, PA 19151
Frank B. Holst &                                 Intermediate Municipal Bond Fund                      5.71%
E. Joan Holst JT TEN
2218 Oak Terrace
Lansdale, PA 19446
Salvatore J. Alesi, Sr. &                        Intermediate Municipal Bond Fund                      8.15%
Rose P. Alesi JT TEN
284 Ellis Road
Havertown, PA 19083
Patterson & Co.                                  Global Bond Fund                                     16.38%
PNB Personal Trust Accounting
P.O. Box 7829
Philadelphia, PA 19101-7829
Patterson & Co.                                  Global Bond Fund                                      5.46%
PNB Personal Trust Accounting
P.O. Box 7829
Philadelphia, PA 19101-7829
Patterson & Co.                                  Global Bond Fund                                     78.12%
PNB Personal Trust Accounting
P.O. Box 7829
Philadelphia, PA 19101-7829
James W. Jennings                                Global Bond Fund                                     25.07%
2000 One Logan Square
Philadelphia, PA 19103-6993
Corestates Bank NA C/F IRA of                    Global Bond Fund                                     14.81%
Allen Luke
17 Bennett Court
East Brunswick, NJ 08816

                                                                                                 PERCENTAGE
NAME AND ADDRESS                                                   FUND                         OF OWNERSHIP
-----------------------------------------------  ----------------------------------------  -----------------------
Corestates Bank NA C/F IRA of                    Global Bond Fund                                      9.29%
Patrick M. Carlomango
3124 Taft Road
Norristown, PA 19403
Corestates Bank NA C/F IRA of                    Global Bond Fund                                     31.77%
A. Gilbert Heebner
2 Etienne Arbordeau
Berwyn Baptist Road
Devon, PA 19333
Patterson & Co.                                  New Jersey Municipal Bond Fund                       44.30%
PNB Personal Trust Accounting
P.O. Box 7829
Philadelphia, PA 19101-7829
Patterson & Co.                                  New Jersey Municipal Bond Fund                       59.69%
PNB Personal Trust Accounting
P.O. Box 7829
Philadelphia, PA 19101-7829
Deborah L. Brett                                 New Jersey Municipal Bond Fund                       17.41%
Randall P. Brett JT TEN
7 Sherman Court
Plainsboro, NJ 08536-2332
Almira E. Brinser &                              New Jersey Municipal Bond Fund                       19.88%
Everett L. Brinser JT TEN
802 Chestnut Avenue
Laurel Springs, NJ 08021
Nathan J. Bershanoff                             New Jersey Municipal Bond Fund                       32.69%
5251 Garden Avenue
Pennsauken, NJ 08109
Nelson Martin                                    New Jersey Municipal Bond Fund                        9.58%
59 Hasting Lane
Willingboro, NJ 08046
Mary Manchur &                                   New Jersey Municipal Bond Fund                       20.27%
Jean Kent JT TEN
19 Thatchers Road
Frenchtown, NJ 08825
Patterson & Co.                                  Fiduciary Treasury Reserve Fund                     100.00%
Attn: Jim Quinlan
P.O. Box 7618 FC9-1-17
Philadelphia, PA 19101-7618
Patterson & Co.                                  Fiduciary Tax-Free Fund                             100.00%
Attn: Jim Quinlan
P.O. Box 7618 FC9-1-17
Philadelphia, PA 19101-7618
Patterson & Co.                                  Fiduciary Reserve Fund                              100.00%
Attn: Jim Quinlan
P.O. Box 7618 FC9-1-17
Philadelphia, PA 19101-7618


     APPRAISAL RIGHTS. Shareholders are not entitled to any rights of share appraisal under Conestoga's Declaration of Trust or under the laws of the Commonwealth of Massachusetts in connection with the Reorganization. Shareholders have, however, the right to redeem from Conestoga their Conestoga Portfolio shares at net asset value until the Effective Time of the Reorganization, and thereafter shareholders may redeem from CoreFunds the CoreFunds shares acquired by them in the Reorganization at net asset value.

     QUORUM. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Reorganization Agreement and the transactions contemplated thereby are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Reorganization Agreement, in favor of such adjournments, and will vote those proxies required to be voted AGAINST such proposals against any adjournment. A shareholder vote may be taken with respect to one or more Conestoga Portfolios prior to any such adjournment if sufficient votes have been received for approval with respect to any such Conestoga Portfolio. A quorum is constituted with respect to a Conestoga Portfolio by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. Conestoga proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for the purposes of determining the existence of a quorum for the transaction of business.

     ANNUAL MEETINGS. CoreFunds does not presently intend to hold annual meetings of shareholders for the election of directors and other business unless and until such time as less than a majority of the directors holding office have been elected by the shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Shareholders have the right to call a meeting of shareholders to consider the removal of one or more directors or for other matters and such meetings will be called when requested in writing by the holders of record of 10% or more of CoreFunds' outstanding shares of common stock. To the extent required by law, CoreFunds will assist in shareholder communications on such matters.

                     ADDITIONAL INFORMATION ABOUT COREFUNDS


     Information about the Existing CoreFunds Portfolios is included in the Prospectuses accompanying this Combined Proxy Statement/Prospectus, which are incorporated by reference herein. Additional information about these Portfolios is included in their Statement of Additional Information dated November 1, 1995 which has been filed with the SEC. A copy of the Statement of Additional Information may be obtained without charge by writing to CoreFunds c/o 680 East Swedesford Road, Wayne, PA 19087, or by calling CoreFunds at 1-800-355-CORE. CoreFunds is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, as applicable, and, in accordance with such requirements, files proxy materials, reports and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the offices of listed above and at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.



     The current directors and officers of CoreFunds will continue as directors and officers following the Reorganization. Additionally, subject to the approval of CoreFunds' shareholders, CoreFunds expects to add two additional directors prior to the Reorganization. One of the nominees, Thomas J. Taylor, is currently a trustee of Conestoga. Information concerning Mr. Taylor can be found below under 'Additional Information About Conestoga.' The other nominee, Cheryl H. Wade, is the Associate General Secretary and Treasurer, American Baptist Churches. From 1990 until 1993, Ms. Wade was the Treasurer of the Ministers and Missionaries Benefit Board, American Baptist Churches.

Ms. Wade is 48. The name and address of the current directors and officers, as well as information concerning his or her principal occupations during the past five years are set forth below.




                                                      POSITION(S) HELD                   PRINCIPAL OCCUPATIONS
NAME AND ADDRESS                             AGE      WITH COREFUNDS                      DURING PAST 5 YEARS
---------------------------------------  -----------  -----------------------  -----------------------------------------
Erin Anderson                                    40   Director                 Professor of Marketing, INSEAD,
INSEAD                                                                         Fountainebleu, France since 1994;
Boulevard de Constance                                                         Associate Professor of Marketing, The
77035 Fountainbleau                                                            Wharton School of the University of
Cedex, France                                                                  Pennsylvania until 1994.
Emil J. Mikity                                   67   Director                 Retired; Senior Vice President
302 Country Club Drive                                                         Investments, Atochem North America until
Wilmington, DE 19803                                                           1989.
George H. Strong                                 69   Director                 Financial Consultant.
946 Navesink Road
Locust, NJ 09760
David G. Lee                                     43   President                Senior Vice President of SFM and SFS
680 East Swedesford Road                                                       since 1993; Vice President of SFM and SFS
Wayne, PA 19087                                                                since 1991; President, GW Sierra Trust
                                                                               Funds prior to 1991.
Carmen V. Romeo                                  43   Treasurer, Assistant     Director, Executive Vice President, Chief
680 East Swedesford Road                              Secretary                Financial Officer and Treasurer of SEI
Wayne, PA 19087                                                                Corporation; Director and Treasurer of
                                                                               SFM and SFS.
James W. Jennings                                59   Secretary                Partner of the law firm of Morgan, Lewis
2000 One Logan Square                                                          & Bockius.
Philadelphia, PA 19103
Kevin P. Robins                                  34   Vice President,          Senior Vice President and General Counsel
680 East Swedesford Road                              Assistant Secretary      of SEI Corporation and SFS since 1994;
Wayne, PA 19087                                                                Vice President and Assistant Secretary of
                                                                               SFM and SFS, 1992-1994; Associate of the
                                                                               law firm of Morgan, Lewis & Bockius prior
                                                                               to 1992.
Sandra K. Orlow                                  42   Vice President,          Vice President and Assistant Secretary of
680 East Swedesford Road                              Assistant Secretary      SFM and SFS.
Wayne, PA 19087
Robert B. Carroll                                35   Vice President,          Vice President and Assistant Secretary of
680 East Swedesford Road                              Assistant Secretary      SEI Corporation, SFM and SFS since 1994.
Wayne, PA 19087                                                                United States Securities and Exchange
                                                                               Commission, Division of Investment
                                                                               Management, 1990-1994.
Kathryn L. Stanton                               37   Vice President,          Vice President and Assistant Secretary of
680 East Swedesford Road                              Assistant Secretary      SFM and SFS since 1994. Associate of the
Wayne, PA 19087                                                                law firm of Morgan, Lewis & Bockius
                                                                               before 1994.


                                                      POSITION(S) HELD                   PRINCIPAL OCCUPATIONS
NAME AND ADDRESS                             AGE      WITH COREFUNDS                      DURING PAST 5 YEARS
---------------------------------------  -----------  -----------------------  -----------------------------------------
Richard J. Shoch                                 29   Vice President and       Vice President and Assistant Secretary of
680 East Swedesford Road                              Assistant Secretary      SEI Corporation since 1995; prior thereto
Wayne, PA 19087                                                                Regulatory Manager of SEI Corporation.
Joseph Lydon                                     36   Vice President and       Director of Business Administration of
680 East Swedesford Road                              Assistant Secretary      Fund Resources for SEI Corporation since
Wayne, PA 19087                                                                April 1995. Prior thereto, Vice President
                                                                               -- Dreman Value Management, LP and
                                                                               President -- Dreman Financial Services,
                                                                               Inc.
Stephen G. Meyer                                 30   Controller and Chief     Vice President and Controller -- Fund
680 East Swedesford Road                              Accounting Officer       Resources, a division of SEI Corporation;
Wayne, PA 19087                                                                Director -- Internal Audit and Risk
                                                                               Management -- SEI Corporation, 1992-1995.
                                                                               Coopers & Lybrand, Senior Associate,
                                                                               1990-1992.


                     ADDITIONAL INFORMATION ABOUT CONESTOGA

     Information about Conestoga is incorporated herein by reference from its Prospectuses dated February 21, 1995 (as revised through November 3, 1995) and Statement of Additional Information, dated May 1, 1995 (as revised through November 3, 1995), copies of which may be obtained without charge by writing or calling Conestoga at the address and telephone number shown on the cover page of this Combined Proxy Statement/Prospectus. Reports and other information filed by Conestoga can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

     The name and address of each trustee and officer of Conestoga as well as information concerning his or her principal occupations during the past five years are as follows:

                                                      POSITION(S) HELD                   PRINCIPAL OCCUPATIONS
NAME AND ADDRESS                                AGE   WITH CONESTOGA                      DURING PAST 5 YEARS
---------------------------------------         ---   -----------------------  -----------------------------------------
Thomas J. Taylor                                 56   Chairman and Trustee     Consultant; Trustee, Community Heritage
1015 Darby Drive                                                               Fund
Yardley, PA 19067
Dominic S. Genuardi, Sr.*                        72   Trustee                  Retired; Chief Executive Officer,
805 East Germantown Pike                                                       Genuardi Supermarkets, Inc. until October
Norristown, PA 19401                                                           1990.
Steven I. Gross*                                 49   Trustee                  Managing Partner, Gross & Company
2655 Philmont Avenue                                                           (certified public accountants).
Huntingdon Valley, PA 19006
Robert C. Kingston                               67   Trustee                  Consultant; Member of the Special
1603 River Farm Drive                                                          Operations Policy Group of the Secretary
Alexandria, VA 22308                                                           of Defense; Director, Vinnell
                                                                               Corporation; Founder, Military
                                                                               Professional Resources, Inc.

                                                      POSITION(S) HELD                   PRINCIPAL OCCUPATIONS
NAME AND ADDRESS                                AGE   WITH CONESTOGA                      DURING PAST 5 YEARS
---------------------------------------         ---   -----------------------  -----------------------------------------
Dale E. Smith                                    65   Trustee                  Retired; Formerly President, Farm
230 West Washington Square                                                     Journal, Inc. until November 1995
Philadelphia, PA 19106
David G. Lee                                     43   President and Chief      Senior Vice President of SFM and SFS
680 East Swedesford Road                              Executive Officer        since 1993; Vice President Officer of SFM
Wayne, PA 19087                                                                and SFS since 1991; President of G.W.
                                                                               Sierra Trust Funds since 1991.
Sandra K. Orlow                                  42   Vice President and       Vice President and Assistant Secretary of
680 East Swedesford Road                              Assistant Secretary      SFM and SFS.
Wayne, PA 19087
Robert B. Carroll                                35   Vice President and       Vice President and Assistant Secretary of
680 East Swedesford Road                              Assistant Secretary      SEI Corporation, SFM and SFS since 1994.
Wayne, PA 19087                                                                United States Securities and Exchange
                                                                               Commission, Division of Investment
                                                                               Management, 1990-1994.
Kathryn L. Stanton                               37   Vice President and       Vice President and Assistant Secretary of
680 East Swedesford Road                              Assistant Secretary      SFM and SFS since 1994. Associate of the
Wayne, PA 19087                                                                law firm of Morgan, Lewis & Bockius
                                                                               before 1994.
Kevin P. Robins                                  34   Vice President and       Senior Vice President and General Counsel
680 East Swedesford Road                              Assistant Secretary      of SEI Corporation and SFS since 1994;
Wayne, PA 19087                                                                Vice President and Assistant Secretary of
                                                                               SFM and SFS, 1992-1994; Associate of the
                                                                               law firm of Morgan, Lewis & Bockius prior
                                                                               to 1992.
Henry S. Hilles, Jr.                             56   Secretary                Partner in the law firm of Drinker Biddle
1345 Chestnut Street                                                           & Reath.
Philadelphia, PA 19107
Stephen G. Meyer                                 30   Treasurer                Vice President and Controller -- Fund
680 East Swedesford Road                                                       Resources, a division of SEI; Director --
Wayne, PA 19087                                                                Internal Audit and Risk Management -- SEI
                                                                               Corporation, 1992-1995. Coopers &
                                                                               Lybrand, Senior Associate, 1990-1992.


------------------

* May be deemed to be an 'interested person' of Conestoga as defined in the 1940 Act.

                  ADDITIONAL INFORMATION ABOUT THE INVESTMENT
                            ADVISER AND SUB-ADVISER

     MIC's principal offices are located at 55 Valley Stream Parkway, Malvern, Pennsylvania 19355. MIC is a wholly-owned subsidiary of Meridian Asset Management, Inc., which is located at 55 Valley Stream Parkway, Malvern, Pennsylvania 19355. Meridian Asset Management, Inc. is a wholly-owned subsidiary of Meridian Bancorp, Inc., a regional multi-bank holding company located at 35 North Sixth Street, Reading, Pennsylvania 19603. MIC is registered as an investment adviser under the Investment

Advisers Act of 1940. The current advisory contract was most recently submitted for shareholder approval on February 28, 1991. MIC does not serve as investment advisor to any other investment companies.


     At January 26, 1996, no persons beneficially owned 10% or more of any class of issued and outstanding voting securities of Meridian Bancorp, Inc.


     The name and principal occupation of the directors and principal executive officers of MIC are as follows:

                          MERIDIAN INVESTMENT COMPANY



POSITION WITH MIC     NAME                         OTHER BUSINESS CONNECTION(S)          TYPE OF BUSINESS
--------------------  ---------------------------  ------------------------------------  -----------------------
Director              George J. Baxter             Director,                             Asset
                                                   Meridian Asset Management, Inc.       Management
                                                   Trust Company
                                                   Meridian Trust Company,
                                                   P.O. Box 2000,
                                                   Valley Forge, PA 19482
                                                   Director,                             Trust Company
                                                   Delaware Trust Capital
                                                   Management, Inc.
                                                   Delaware Trust Company                Banking
                                                   900 Market Street
                                                   Wilmington, DE 19801
                                                   Senior Vice President                 Brokerage
                                                   Chicago Corporation
                                                   16 South Main Street
                                                   Yardley, PA 19067
Director              DeLight E. Breidegam, Jr.    President                             Battery
                                                   East Penn                             Manufacturing
                                                   Manufacturing Co., Inc.
                                                   Lyon Station, PA 19536
                                                   Director                              Bank
                                                   Meridian Bancorp, Inc.                Holding Co.
                                                   Meridian Bank                         Bank
                                                   35 North Sixth Street
                                                   Reading, PA 19603
                                                   Director
                                                   Meridian Asset                        Asset
                                                   Management, Inc.                      Management
                                                   Meridian Trust Company                Trust
                                                   P.O. Box 2000                         Company
                                                   Valley Forge, PA 19482
                                                   Director
                                                   Spotts, Stevens & McCoy               Engineering
                                                   345 N. Wyomissing Blvd.
                                                   Reading, PA 19610
President and         Philip H. Brown, II          Director
Director                                           Meridian Securities, Inc.             Broker-Dealer
                                                   35 North Sixth St.
                                                   Reading, PA 19603
Director              Walter J. Laird, Jr.         Senior Vice President                 Broker-Dealer
                                                   Dean Witter Reynolds, Inc.
                                                   P.O. Box 749
                                                   Wilmington, DE 19899

POSITION WITH MIC     NAME                         OTHER BUSINESS CONNECTION(S)          TYPE OF BUSINESS
--------------------  ---------------------------  ------------------------------------  -----------------------
                                                   Director                              Investment
                                                   Wentz Corporation                     Management
                                                   707 Foulk Rd.
                                                   Suite 102
                                                   Wilmington, DE 19803-3700
                                                   Director                              Investment
                                                   Sinkler Corporation                   Management
                                                   707 Foulk Rd.
                                                   Suite 102
                                                   Wilmington, DE 19803-3700
                                                   Director                              Banking
                                                   Delaware Trust Company
                                                   900 Market Street
                                                   Wilmington, DE 19801
                                                   Director                              Trust Company
                                                   Delaware Trust
                                                   Capital Management
                                                   900 Market Street
                                                   Wilmington, DE 19801
                                                   Director                              Asset
                                                   Meridian Asset Management             Management
                                                   P.O. Box 2000
                                                   Valley Forge, PA 19482
Director              Nancy Pearlstine Conger,     182 Oaks Road                         Homemaker
                      C.F.P.                       Millington, NJ 07946
                                                   Director
                                                   Meridian Asset                        Asset
                                                   Management, Inc.                      Management
                                                   Meridian Trust Company                Trust
                                                   P.O. Box 2000                         Company
                                                   Valley Forge, PA 19482
Director              Sidney D. Kline, Jr.         Attorney and Principal
                                                   Stevens and Lee                       Law
                                                   607 Washington Street
                                                   Reading, PA 19601
                                                   Director
                                                   Meridian Bancorp, Inc.                Bank Holding
                                                   Meridian Bank                         Co. Bank
                                                   35 North Sixth Street
                                                   Reading, PA 19603
                                                   Director
                                                   Meridian Asset                        Asset
                                                   Management, Inc.                      Management
                                                   Meridian Trust Company                Trust
                                                   P.O. Box 2000                         Company
                                                   Valley Forge, PA 19482
                                                   Director
                                                   Meridian Title                        Title
                                                   Insurance Company                     Insurance
                                                   101 N. 6th Street
                                                   Reading, PA 19603
                                                   Director
                                                   American Title                        Title
                                                   Insurance Company                     Insurance
                                                   1101 Brickell Avenue
                                                   Miami, FL 33131

POSITION WITH MIC     NAME                         OTHER BUSINESS CONNECTION(S)          TYPE OF BUSINESS
--------------------  ---------------------------  ------------------------------------  -----------------------
                                                   Director
                                                   Horrigan American, Inc.               Equipment
                                                   Flying Hills                          Leasing
                                                   Corporate Center
                                                   Reading, PA 19607
                                                   Director
                                                   Reading Eagle Company                 Newspaper
                                                   345 Penn Street
                                                   Reading, PA 19601
                                                   Director
                                                   FCP, Inc.                             Manufacturer
                                                   Flying Hills                          Building
                                                   Reading, PA 19607                     Material
                                                   Director
                                                   The Bachman Company                   Snack Food
                                                   50 N. 4th Street
                                                   Reading, PA 19601
Director              Blaine T. Phillips           Partner                               Law Firm
                                                   Potter Anderson & Corroon
                                                   350 Delaware Trust Building
                                                   P.O. Box 951
                                                   Wilmington, DE 19899
                                                   Director                              Banking
                                                   Delaware Trust Company
                                                   900 Market Street
                                                   Wilmington, DE 19801
                                                   Director                              Trust Company
                                                   Delaware Trust
                                                   Capital Management
                                                   900 Market Street
                                                   Wilmington, DE 19801
                                                   Director                              Trust Company
                                                   Meridian Trust Company
                                                   P.O. Box 2000
                                                   Valley Forge, PA 19482
                                                   Director                              Asset
                                                   Meridian Asset Management             Management
                                                   P.O. Box 2000
                                                   Valley Forge, PA 19482
Director              George Strawbridge, Jr.      Owner                                 Thoroughbred
                                                   Augustine Stables                     Racing and
                                                   3801 Kennett Pike                     Breeding
                                                   Suite 100-B
                                                   Wilmington, DE 19807
                                                   Director                              Foods
                                                   Campbell Soup Company
                                                   Campbell Place
                                                   Camden, NJ 08101
                                                   Partner                               Venture
                                                   Philadelphia Ventures                 Capital
                                                   200 S. Broad Street
                                                   Philadelphia, PA 19102
                                                   Co-owner                              Survey
                                                   GAR, Inc.                             Company
                                                   3801 Kennett Pike
                                                   Suite 100-B
                                                   Wilmington, DE 19807

POSITION WITH MIC     NAME                         OTHER BUSINESS CONNECTION(S)          TYPE OF BUSINESS
--------------------  ---------------------------  ------------------------------------  -----------------------
                                                   Co-owner                              Survey
                                                   Keystone Aerial                       Company
                                                   Surveys
                                                   P.O. Box 21059
                                                   Philadelphia, PA 19114
                                                   Director                              National
                                                   Niagara Frontier                      Hockey
                                                   Hockey Corporation                    League
                                                   140 Main Street
                                                   Buffalo, NY 14202
                                                   Director                              Banking
                                                   Delaware Trust Company
                                                   900 Market Street
                                                   Wilmington, DE 19801
                                                   Director                              Trust Company
                                                   Delaware Trust
                                                   Capital Management
                                                   900 Market Street
                                                   Wilmington, DE 19801
                                                   Director                              Bank Holding
                                                   Meridian Bancorp,                     Company, Inc.
                                                   Meridian Bank
                                                   35 North Sixth Street
                                                   Reading, PA 19603
Senior                Craig A. Moyer               None
Investment
Manager
Senior                Joseph E. Stocke             None
Investment
Manager
Assistant             Cathy L. Rahab               None
Vice
President
Vice                  Leslie M. Varrelman          None
President
Investment            Christine M. Frampton        None
Officer

     Marvin and Palmer's principal offices are located at 1201 N. Market Street, Suite 2300, Wilmington, Delaware 19801. Marvin and Palmer is a privately held company owned by Messrs. Marvin, Palmer and twenty one other holders. Marvin and Palmer is registered as an investment adviser under the Investment Advisers Act of 1940.

     The table below sets forth information concerning other investment companies that have similar investment objectives for which Marvin and Palmer act as investment adviser or sub-adviser.

                                            NET ASSET
                                              AS OF                              ANNUAL FEE
     NAME OF INVESTMENT COMPANY         DECEMBER 27, 1995               (BASED ON AVERAGE NET ASSETS)
------------------------------------  ---------------------  ---------------------------------------------------
First American International Fund         $1.3 million       .75% of the first $100 million of the Fund's
                                                             average daily net assets, .70% of the next $100
                                                             million of the Fund's average daily net assets,
                                                             .65% of the third $100 million of the Fund's
                                                             average daily net assets, and .60% of the Fund's
                                                             average daily net assets in excess of $300 million.

     SFM serves as administrator and SFC serves as distributor for both Conestoga and CoreFunds. The principal address of SFM and SFC is 680 East Swedesford Road, Wayne, Pennsylvania 19087.

                                   LITIGATION

     Neither Conestoga nor CoreFunds is involved in any litigation that would have any material adverse financial effect upon either the Conestoga Portfolios or the CoreFunds Portfolios.

                              FINANCIAL HIGHLIGHTS

     CONESTOGA FINANCIAL HIGHLIGHTS. The tables set forth below present financial information for the Institutional Shares and Retail Shares of the Conestoga Cash Management, Tax-Free, U.S. Treasury Securities, Equity, Special Equity, Bond, Intermediate Income, Pennsylvania Tax-Free Bond, Balanced, Short-Term Income and International Equity Portfolios. This information is derived from the Conestoga Portfolios' audited financial statements for the fiscal year ended October 31, 1995. The data should be read in conjunction with the audited financial statements and related notes which are included in the Statement of Additional Information related to this Combined Proxy Statement/Prospectus. The financial highlights for the Conestoga Portfolios for prior periods are contained in Conestoga's Prospectuses dated February 21, 1995, as supplemented November 3, 1995, and the financial statements for the Conestoga Portfolios for prior periods are contained in Conestoga's Annual Report to Shareholders and are incorporated by reference into Conestoga's Statement of Additional Information dated May 1, 1995 (as revised November 3, 1995), which Prospectuses and Statement of Additional Information are incorporated herein by reference.

              SELECTED DATA FOR A CONESTOGA SHARE OF CAPITAL STOCK
                  OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

                              CASH MANAGEMENT FUND




                                                                                           FISCAL YEAR ENDED
                                                                                            OCTOBER 31, 1995
                                                                                         ----------------------
                                                                                         INSTITUTIONAL  RETAIL
                                                                                           SHARES      SHARES
                                                                                         -----------  ---------
Net Asset Value, beginning of period...................................................       $1.00       $1.00
Net Investment Income..................................................................         .05         .05
Net Realized and Unrealized Gain/(Loss) on Investments.................................          --          --
Dividends to Shareholders from Net Investment Income...................................        (.05)       (.05)
Distributions to Shareholders from Net Realized Gain on Investment Transactions........          --          --
Total Distributions....................................................................        (.05)       (.05)
Net Asset Value, end of period.........................................................       $1.00       $1.00
Total Return...........................................................................        5.43%       5.25%
Net Assets, end of period (000's omitted)..............................................   $ 234,520   $   3,358
Ratio of Expenses to Average Net Assets................................................         .56%        .74%
Ratio of Net Investment Income to Average Net Assets...................................        5.32%       5.16%
Ratio of Expenses to Average Net Assets (Excluding Waivers)............................         .79%        .97%
Ratio of Net Investment Income to Average
  Net Assets (Excluding Waivers).......................................................        5.09%       4.93%


              SELECTED DATA FOR A CONESTOGA SHARE OF CAPITAL STOCK
                  OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

                                 TAX-FREE FUND


                                                                                           FISCAL YEAR ENDED
                                                                                            OCTOBER 31, 1995
                                                                                         ----------------------
                                                                                         INSTITUTIONAL  RETAIL
                                                                                           SHARES      SHARES
                                                                                         -----------  ---------
Net Asset Value, beginning of period...................................................       $1.00       $1.00
Net Investment Income..................................................................         .03         .03
Net Realized and Unrealized Gain/(Loss) on Investments.................................          --          --
Dividends to Shareholders from Net Investment Income...................................        (.03)       (.03)
Distributions to Shareholders from Net Realized Gain on Investment Transactions........          --          --
Total Distributions....................................................................        (.03)       (.03)
Net Asset Value, end of period.........................................................       $1.00       $1.00
Total Return...........................................................................        3.43%       3.39%
Net Assets, end of period (000's omitted)..............................................     $60,509   $   1,282
Ratio of Expenses to Average Net Assets................................................         .46%        .48%
Ratio of Net Investment Income to Average Net Assets...................................        3.37%       3.35%
Ratio of Expenses to Average Net Assets (Excluding Waivers)............................         .83%        .88%
Ratio of Net Investment Income to Average
  Net Assets (Excluding Waivers).......................................................        3.00%       2.95%

              SELECTED DATA FOR A CONESTOGA SHARE OF CAPITAL STOCK
                  OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

                         U.S. TREASURY SECURITIES FUND


                                                                                           FISCAL YEAR ENDED
                                                                                            OCTOBER 31, 1995
                                                                                         ----------------------
                                                                                         INSTITUTIONAL  RETAIL
                                                                                           SHARES      SHARES
                                                                                         -----------  ---------
Net Asset Value, beginning of period...................................................       $1.00       $1.00
Net Investment Income..................................................................         .05         .05
Net Realized and Unrealized Gain/(Loss) on Investments.................................          --          --
Dividends to Shareholders from Net Investment Income...................................        (.05)       (.05)
Distributions to Shareholders from Net Realized Gain on Investment Transactions........          --          --
Total Distributions....................................................................        (.05)       (.05)
Net Asset Value, end of period.........................................................       $1.00       $1.00
Total Return...........................................................................        5.27%       5.16%
Net Assets, end of period (000's omitted)..............................................   $ 444,529        $730
Ratio of Expenses to Average Net Assets................................................         .62%        .73%
Ratio of Net Investment Income to Average Net Assets...................................        5.14%       5.26%
Ratio of Expenses to Average Net Assets (Excluding Waivers)............................         .78%        .79%
Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)...............        4.98%       5.20%


              SELECTED DATA FOR A CONESTOGA SHARE OF CAPITAL STOCK
                  OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

                                  EQUITY FUND


                                                                                           FISCAL YEAR ENDED
                                                                                            OCTOBER 31, 1995
                                                                                         ----------------------
                                                                                         INSTITUTIONAL  RETAIL
                                                                                           SHARES      SHARES
                                                                                         -----------  ---------
Net Asset Value, beginning of period...................................................      $15.00      $15.00
Net Investment Income..................................................................         .19         .18
Net Realized and Unrealized Gain/(Loss) on Investments.................................        2.87        2.87
Dividends to Shareholders from Net Investment Income...................................        (.19)       (.17)
Distributions to Shareholders from Net Realized Gain on Investment Transactions........        (.80)       (.80)
Total Distributions....................................................................        (.99)       (.97)
Net Asset Value, end of period.........................................................      $17.07   $   17.08
Total Return*..........................................................................       22.00%      21.94%
Net Assets, end of period (000's omitted)..............................................   $ 378,352   $   6,591
Ratio of Expenses to Average Net Assets................................................        1.05%       1.34%
Ratio of Net Investment Income to Average Net Assets...................................        1.44%       1.23%
Ratio of Expenses to Average Net Assets (Excluding Waivers)............................        1.10%       1.53%
Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)...............       1.447%       1.04%
Portfolio turnover rate................................................................         119%        119%


------------------

* Total Return figures do not reflect applicable sales loads.

              SELECTED DATA FOR A CONESTOGA SHARE OF CAPITAL STOCK
                  OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

                              SPECIAL EQUITY FUND


                                                                                           FISCAL YEAR ENDED
                                                                                            OCTOBER 31, 1995
                                                                                         ----------------------
                                                                                         INSTITUTIONAL  RETAIL
                                                                                           SHARES      SHARES
                                                                                         -----------  ---------
Net Asset Value, beginning of period...................................................       $9.37       $9.37
Net Investment Income..................................................................         .12         .12
Net Realized and Unrealized Gain/(Loss) on Investments.................................        2.12        2.12
Dividends to Shareholders from Net Investment Income...................................        (.12)       (.12)
Distributions to Shareholders from Net Realized Gain on Investment Transactions........        (.07)       (.07)
Total Distributions....................................................................        (.19)       (.19)
Net Asset Value, end of period.........................................................      $11.42   $   11.42
Total Return*..........................................................................       24.44%      24.44%
Net Assets, end of period (000's omitted)..............................................     $57,396        $734
Ratio of Expenses to Average Net Assets................................................         .32%        .27%
Ratio of Net Investment Income to Average Net Assets...................................        1.14%       1.29%
Ratio of Expenses to Average Net Assets (Excluding Waivers)............................        1.97%       2.24%
Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)...............        (.51)%      (.68)%
Portfolio turnover rate................................................................         129%        129%


              SELECTED DATA FOR A CONESTOGA SHARE OF CAPITAL STOCK
                  OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

                                   BOND FUND


                                                                                           FISCAL YEAR ENDED
                                                                                            OCTOBER 31, 1995
                                                                                         ----------------------
                                                                                         INSTITUTIONAL  RETAIL
                                                                                           SHARES      SHARES
                                                                                         -----------  ---------
Net Asset Value, beginning of period...................................................       $9.81       $9.81
Net Investment Income..................................................................         .61         .60
Net Realized and Unrealized Gain/(Loss) on Investments.................................         .71         .72
Dividends to Shareholders from Net Investment Income...................................        (.58)       (.57)
Distributions to Shareholders from Net Realized Gain on Investment Transactions........          --          --
Total Distributions....................................................................        (.58)       (.57)
Net Asset Value, end of period.........................................................      $10.55   $   10.56
Total Return*..........................................................................       13.87%      13.83%
Net Assets, end of period (000's omitted)..............................................   $ 194,442   $   1,373
Ratio of Expenses to Average Net Assets................................................         .71%        .97%
Ratio of Net Investment Income to Average Net Assets...................................        6.09%       6.02%
Ratio of Expenses to Average Net Assets (Excluding Waivers)............................        1.12%       1.44%
Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)...............        5.68%       5.55%
Portfolio turnover rate................................................................         352%        352%


------------------

* Total Return figures do not reflect applicable sales loads.

              SELECTED DATA FOR A CONESTOGA SHARE OF CAPITAL STOCK
                  OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

                            INTERMEDIATE INCOME FUND


                                                                                           FISCAL YEAR ENDED
                                                                                            OCTOBER 31, 1995
                                                                                         ----------------------
                                                                                         INSTITUTIONAL  RETAIL
                                                                                           SHARES      SHARES
                                                                                         -----------  ---------
Net Asset Value, beginning of period...................................................      $10.27      $10.27
Net Investment Income..................................................................         .57         .55
Net Realized and Unrealized Gain/(Loss) on Investments.................................         .42         .44
Dividends to Shareholders from Net Investment Income...................................        (.55)       (.54)
Distributions to Shareholders from Net Realized Gain on Investment Transactions........          --          --
Total Distributions....................................................................        (.55)       (.54)
Net Asset Value, end of period.........................................................      $10.71   $   10.72
Total Return*..........................................................................        9.92%       9.90%
Net Assets, end of period (000's omitted)..............................................   $ 138,243   $   1,230
Ratio of Expenses to Average Net Assets................................................         .64%        .93%
Ratio of Net Investment Income to Average Net Assets...................................        5.72%       5.47%
Ratio of Expenses to Average Net Assets (Excluding Waivers)............................        1.15%       1.51%
Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)...............        5.21%       4.89%
Portfolio turnover rate................................................................         260%        260%


              SELECTED DATA FOR A CONESTOGA SHARE OF CAPITAL STOCK
                  OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

                        PENNSYLVANIA TAX-FREE BOND FUND



                                                                                           FISCAL YEAR ENDED
                                                                                            OCTOBER 31, 1995
                                                                                         ----------------------
                                                                                         INSTITUTIONAL  RETAIL
                                                                                           SHARES      SHARES
                                                                                         -----------  ---------
Net Asset Value, beginning of period...................................................       $9.56       $9.56
Net Investment Income..................................................................         .47         .47
Net Realized and Unrealized Gain/(Loss) on Investments.................................         .67         .67
Dividends to Shareholders from Net Investment Income...................................        (.46)       (.46)
Distributions to Shareholders from Net Realized Gain on Investment Transactions........        (.01)       (.01)
Total Distributions....................................................................        (.47)       (.47)
Net Asset Value, end of period.........................................................      $10.23   $   10.23
Total Return*..........................................................................       12.30%      12.30%
Net Assets, end of period (000's omitted)..............................................      $5,977        $820
Ratio of Expenses to Average Net Assets................................................         .51%        .51%
Ratio of Net Investment Income to Average Net Assets...................................        4.64%       4.64%
Ratio of Expenses to Average Net Assets (Excluding Waivers)............................        1.65%       1.62%
Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)...............        3.50%       3.53%
Portfolio turnover rate................................................................          15%         15%


------------------

* Total Return figures do not reflect applicable sales loads.

              SELECTED DATA FOR A CONESTOGA SHARE OF CAPITAL STOCK
                  OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

                                 BALANCED FUND


                                                                                           FISCAL YEAR ENDED
                                                                                            OCTOBER 31, 1995
                                                                                         ----------------------
                                                                                         INSTITUTIONAL  RETAIL
                                                                                           SHARES      SHARES
                                                                                         -----------  ---------
Net Asset Value, beginning of period...................................................      $10.00       $9.97
Net Investment Income..................................................................         .12         .11
Net Realized and Unrealized Gain/(Loss) on Investments.................................         .37         .42
Dividends to Shareholders from Net Investment Income...................................        (.11)       (.11)
Distributions to Shareholders from Net Realized Gain on Investment Transactions........          --          --
Total Distributions....................................................................        (.11)       (.11)
Net Asset Value, end of period.........................................................      $10.38   $   10.39
Total Return*+.........................................................................        4.89%       5.27%
Net Assets, end of period (000's omitted)..............................................      38,494         $69
Ratio of Expenses to Average Net Assets+...............................................         .82%       1.07%
Ratio of Net Investment Income to Average Net Assets+..................................        3.66%       3.37%
Ratio of Expenses to Average Net Assets (Excluding Waivers)+...........................        1.07%       1.32%
Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)+..............        3.41%       3.12%
Portfolio turnover rate................................................................          65%         65%


              SELECTED DATA FOR A CONESTOGA SHARE OF CAPITAL STOCK
                  OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

                             SHORT-TERM INCOME FUND


                                                                                           FISCAL YEAR ENDED
                                                                                            OCTOBER 31, 1995
                                                                                         ----------------------
                                                                                         INSTITUTIONAL  RETAIL
                                                                                           SHARES      SHARES
                                                                                         -----------  ---------
Net Asset Value, beginning of period...................................................      $10.00      $10.01
Net Investment Income..................................................................         .25         .23
Net Realized and Unrealized Gain/(Loss) on Investments.................................         .03         .02
Dividends to Shareholders from Net Investment Income...................................        (.23)       (.22)
Distributions to Shareholders from Net Realized Gain on Investment Transactions........          --          --
Total Distributions....................................................................        (.23)       (.22)
Net Asset Value, end of period.........................................................      $10.05   $   10.04
Total Return*+.........................................................................        2.87%       2.57%
Net Assets, end of period (000's omitted)..............................................     $36,059         $11
Ratio of Expenses to Average Net Assets+...............................................         .63%        .88%
Ratio of Net Investment Income to Average Net Assets+..................................        5.43%       5.05%
Ratio of Expenses to Average Net Assets (Excluding Waivers)+...........................        1.08%       1.33%
Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)+..............        4.98%       4.60%
Portfolio turnover rate................................................................          40%         40%


------------------

* Total Return figures do not reflect applicable sales loads.


+ Annualized.

              SELECTED DATA FOR A CONESTOGA SHARE OF CAPITAL STOCK
                  OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

                           INTERNATIONAL EQUITY FUND


                                                                                           FISCAL YEAR ENDED
                                                                                            OCTOBER 31, 1995
                                                                                         ----------------------
                                                                                         INSTITUTIONAL  RETAIL
                                                                                           SHARES      SHARES
                                                                                         -----------  ---------
Net Asset Value, beginning of period...................................................      $10.00      $10.00
Net Investment Income..................................................................          --       (0.01)
Net Realized and Unrealized Gain/(Loss) on Investments.................................        1.01        1.00
Dividends to Shareholders from Net Investment Income...................................          --          --
Distributions to Shareholders from Net Realized Gain on Investment Transactions........          --          --
Total Distributions....................................................................          --          (0)
Net Asset Value, end of period.........................................................      $11.01   $   10.99
Total Return*+.........................................................................       10.10%       9.90%
Net Assets, end of period (000's omitted)..............................................     $13,372          $9
Ratio of Expenses to Average Net Assets+...............................................        1.88%       2.13%
Ratio of Net Investment Income to Average Net Assets+..................................        (.10)%      (.69)%
Ratio of Expenses to Average Net Assets (Excluding Waivers)+...........................        1.88%       2.26%
Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)+..............        (.10)%      (.83)%
Portfolio turnover rate................................................................          23%         23%


------------------

* Total Return figures do not reflect applicable sales loads.


+ Annualized.

                              FINANCIAL STATEMENTS

     The financial statements for the Conestoga Portfolios for the fiscal year ended October 31, 1995, are included in the Statement of Additional Information related to this Combined Proxy Statement/Prospectus. The financial highlights and the financial statements for Institutional and Individual shares of the Existing CoreFunds Portfolios for the fiscal year ended June 30, 1995 are contained in CoreFunds' Annual Report to Shareholders and in CoreFunds' Prospectuses and Statement of Additional Information dated November 1, 1995, each of which is incorporated by reference in this Combined Proxy Statement/Prospectus.

     The financial statements for the Conestoga Portfolios as of October 31, 1995, and the related statements of operations, changes in net assets and financial highlights for the periods indicated in the financial statements contained in Conestoga's Annual Report and incorporated by reference in this Combined Proxy/Prospectus, have been incorporated herein in reliance on the reports of Coopers & Lybrand L.L.P., independent auditors, given on the authority of that firm as experts in accounting and auditing.

     The financial statements of the Existing CoreFunds Portfolios as of June 30, 1995, and the related statements of operations, changes in net assets and financial highlights for the periods indicated in the financial statements are included in CoreFunds' Prospectuses and contained in CoreFunds' Statement of Additional Information, and incorporated by reference in this Combined Proxy/Prospectus, have been incorporated by reference herein in reliance on the reports of Ernst & Young LLP, independent auditors, given on the authority of that firm as experts in accounting and auditing.

                                 OTHER BUSINESS

     Conestoga's Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                             SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to Conestoga in writing at the address on the cover page of this Combined Proxy Statement/Prospectus or by telephoning 1-800-344-2716.

                            ------------------------

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   APPENDIX I


                             AGREEMENT AND PLAN OF
                                 REORGANIZATION
                                 BY AND BETWEEN
                                COREFUNDS, INC.
                                      AND
                           CONESTOGA FAMILY OF FUNDS
                             DATED FEBRUARY 8, 1996

                               TABLE OF CONTENTS



                                                                                                              PAGE
                                                                                                            ---------

       I.  Transfer of Assets of Conestoga Portfolios.....................................................        A-1

      II.  Liquidating Distributions and Termination of Conestoga.........................................        A-4

     III.  Valuation Times................................................................................        A-4

      IV.  Certain Representations, Warranties and Agreements of Conestoga................................        A-4

       V.  Certain Representations, Warranties and Agreements of CoreFunds................................        A-6

      VI.  Shareholder Action on Behalf of the Acquired Funds.............................................        A-7

     VII.  N-14 Registration Statement and Proxy Solicitation Materials...................................        A-8

    VIII.  Effective Times of the Reorganization..........................................................        A-8

      IX.  CoreFunds Conditions...........................................................................        A-8

       X.  Conestoga Conditions...........................................................................       A-10

      XI.  Tax Documents..................................................................................       A-11

     XII.  Finder's Fees..................................................................................       A-12

    XIII.  Announcements..................................................................................       A-12

     XIV.  Further Assurances.............................................................................       A-12

      XV.  Termination of Representations and Warranties..................................................       A-12

     XVI.  Termination of Agreement.......................................................................       A-12

    XVII.  Amendment and Waiver...........................................................................       A-12

   XVIII.  Governing Law..................................................................................       A-12

     XIX.  Successors and Assigns.........................................................................       A-13

      XX.  Beneficiaries..................................................................................       A-13

     XXI.  Conestoga Liability............................................................................       A-13

    XXII.  Notices........................................................................................       A-13

   XXIII.  Expenses.......................................................................................       A-14

    XXIV.  Entire Agreement...............................................................................       A-14

     XXV.  Counterparts...................................................................................       A-14

                      AGREEMENT AND PLAN OF REORGANIZATION


     AGREEMENT AND PLAN OF REORGANIZATION made as of February 8, 1996 between COREFUNDS, INC., a Maryland corporation ('CoreFunds'), and CONESTOGA FAMILY of FUNDS, a Massachusetts business trust ('Conestoga').


     WHEREAS, the parties desire that substantially all of the known assets and liabilities of Conestoga's portfolios be transferred to, and be acquired and assumed by, certain CoreFunds portfolios in exchange for Individual Shares or Institutional Shares of the CoreFunds portfolios which shall thereafter be distributed by Conestoga to the holders of Retail Shares or Institutional Shares of its portfolios, all as described in this Agreement (the 'Reorganization');

     WHEREAS, the parties intend that the CoreFunds Special Equity Fund, Bond Fund and Short-Term Income Fund portfolios will have nominal assets and liabilities before the Reorganization and will continue the investment operations of the Conestoga Special Equity Fund, Bond Fund and Short-Term Income Fund (the 'Continuing Funds'), respectively, after the Reorganization;

     WHEREAS, the Reorganization with respect to Conestoga's Cash Management Fund, Tax-Free Fund, U.S. Treasury Securities Fund, Equity Fund, Intermediate Income Fund, Pennsylvania Tax-Free Bond Fund, Balanced Fund and International Equity Fund (the 'Reorganizing Funds') shall occur on a date that is prior to the Reorganization with respect to the Continuing Funds;

     WHEREAS, the parties intend that the transfers of assets, assumptions of liabilities, and distributions of Individual Shares or Institutional Shares, as the case may be, be treated as tax-free reorganizations under Section 368(a)(1)(C), 368(a)(1)(D), or 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the 'Code'); and

     WHEREAS, the parties intend that in connection with the Reorganization each of the Conestoga portfolios shall be terminated and Conestoga shall be terminated under state law and deregistered as described in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and subject to the terms and conditions hereof, and intending to be legally bound hereby, CoreFunds and Conestoga agree as follows:

     I. Transfer of Assets of Conestoga Portfolios.

     1.01 (a) At the Effective Time of the Reorganization (as defined in Article
              VIII) with respect to each of the Conestoga portfolios (each, an 'Acquired Fund'), all property of every description, and all interests, rights, privileges and powers of each Acquired Fund other than cash in an amount necessary to pay any unpaid dividends and distributions as provided in Article IV(g) (such assets, the 'Acquired Fund Assets') shall be transferred and conveyed by such Acquired Fund to CoreFunds on behalf of one of its portfolios as set forth in Section 1.02 (each, an 'Acquiring Fund'), and shall be accepted by CoreFunds on behalf of such Acquiring Fund, and CoreFunds, on behalf of such Acquiring Fund, shall assume all known liabilities whether accrued, absolute, contingent or otherwise, of such Acquired Fund reflected in the calculation of such Acquired Fund's net asset value (the 'Acquired Fund Liabilities'), so that at and after the Effective Time of the Reorganization with respect to such Acquired Fund: (i) all assets of such Acquired Fund shall become and be the assets of its Acquiring Fund; and (ii) all known liabilities of such Acquired Fund reflected as such in the calculation of the Acquired Fund's net asset value shall attach to its Acquiring Fund as aforesaid and may thenceforth be enforced against such Acquiring Fund to the extent as if the same had been incurred by it. Without limiting the generality of the foregoing, the Acquired Fund Assets shall include all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned by an Acquired Fund, and (subject to
              Section 1.01(b)) any deferred or prepaid expenses shown as an asset on an Acquired Fund's books, at the

              Effective Time of the Reorganization of such Acquired Fund, and all good will, all other intangible property and all books and records belonging to an Acquired Fund. Recourse by any person for the Acquired Fund Liabilities assumed by an Acquiring Fund shall, at and after the Effective Time of the Reorganization of such Acquired Fund, be limited to such Acquiring Fund.

          (b) Notwithstanding Section 1.01(a), unamortized organizational expenses of the Reorganizing Funds shall not be transferred or assumed hereunder. The parties have been advised that such expenses will be paid to such Reorganizing Funds by one or more third parties and will be eliminated from the balance sheets of such Reorganizing Funds prior to the applicable Effective Time of the Reorganization of the Reorganizing Funds.

     1.02 The assets of each Acquired Fund shall be acquired by the Acquiring Fund identified below opposite its name, and the holders of each class of shares of such Acquired Fund shall receive the class of shares of common stock of the Acquiring Fund identified below opposite the name of such class:

CONESTOGA PORTFOLIOS AND CLASSES                          COREFUNDS PORTFOLIOS AND CLASSES
--------------------------------------------------------  --------------------------------------------------------
Cash Management Fund                                      Cash Reserve Fund
     Institutional Shares                                 Class Y -- Institutional Shares
                                                          (Class A Common Stock)
     Retail Shares                                        Class C -- Individual Shares
                                                          (Class A Common Stock, Class B)
Tax-Free Fund                                             Tax-Free Reserve Fund
     Institutional Shares                                 Class Y -- Institutional Shares
                                                          (Class J Common Stock)
     Retail Shares                                        Class C -- Individual Shares
                                                          (Class J Common Stock, Class B)
U.S. Treasury Securities Fund                             Treasury Reserve Fund
     Institutional Shares                                 Class Y -- Institutional Shares
                                                          (Class B Common Stock)
     Retail Shares                                        Class C -- Individual Shares
                                                          (Class B Common Stock, Class B)
Intermediate Income Fund                                  Short Intermediate Bond Fund
     Institutional Shares                                 Class Y -- Institutional Shares
                                                          (Class H Common Stock)
     Retail Shares                                        Class A -- Individual Shares
                                                          (Class H Common Stock, Class B)
Pennsylvania Tax-Free Bond Fund                           Pennsylvania Municipal Bond Fund
     Institutional Shares                                 Class Y -- Institutional Shares
                                                          (Class P Common Stock)
     Retail Shares                                        Class A -- Individual Shares
                                                          (Class P Common Stock, Class B)
Balanced Fund                                             Balanced Fund
     Institutional Shares                                 Class Y -- Institutional Shares
                                                          (Class L Common Stock)
     Retail Shares                                        Class A -- Individual Shares
                                                          (Class L Common Stock, Class B)

CONESTOGA PORTFOLIOS AND CLASSES                          COREFUNDS PORTFOLIOS AND CLASSES
--------------------------------------------------------  --------------------------------------------------------
International Equity Fund                                 International Growth Fund
     Institutional Shares                                 Class Y -- Institutional Shares
                                                          (Class E Common Stock)
     Retail Shares                                        Class A -- Individual Shares
                                                          (Class E Common Stock, Class B)
Equity Fund                                               Equity Fund
     Institutional Shares                                 Class Y -- Institutional Shares
                                                          (Class D Common Stock)
     Retail Shares                                        Class A -- Individual Shares
                                                          (Class D Common Stock, Class B)
Special Equity Fund                                       Special Equity Fund
     Institutional Shares                                 Class Y -- Institutional Shares
     Retail Shares                                        Class A -- Individual Shares
Bond Fund                                                 Bond Fund
     Institutional Shares                                 Class Y -- Institutional Shares
     Retail Shares                                        Class A -- Individual Shares
Short-Term Income Fund                                    Short-Term Income Fund
     Institutional Shares                                 Class Y -- Institutional Shares
     Retail Shares                                        Class A -- Individual Shares


The Board of Directors of CoreFunds has adopted resolutions authorizing the change of names of the Intermediate Bond Fund to the Short Intermediate Bond Fund and of the Value Equity Fund to the Equity Fund and the change of designations of the classes of each Acquiring Fund (i) from Individual-Class A to Class A for each Acquiring Fund except the Cash Reserve Fund, Tax-Free Reserve Fund and Treasury Reserve Fund, which will be designated Class C, and
(ii) from Institutional-Class B to Class Y for each Acquiring Fund. These changes will be effective by the Effective Time of the Reorganization with respect to each Acquired Fund.

     1.03 In exchange for the transfer of the Acquired Fund Assets and the assumption of the Acquired Fund Liabilities, CoreFunds shall simultaneously issue at the applicable Effective Time of the Reorganization to each Acquired Fund a number of full and fractional shares to the third decimal place, of the Acquiring Fund specified in Section 1.02 and of the class or classes identified in Section 1.02, all determined and adjusted as provided in this Agreement. The number of each class of shares of the Acquiring Funds so issued will have an aggregate net asset value equal to the value of the Acquired Fund Assets that are represented by the class of shares of the Acquired Fund, the holders of which shall receive such class of shares of the Acquiring Fund, as specified in
Section 1.02, all determined and adjusted as provided in this Agreement.

     1.04 The net asset value of each class of shares of the Acquiring Funds and the net asset value of each class of shares of the Acquired Funds shall be determined as of the applicable Valuation Time with respect to each Acquired Fund specified in Article III.

     1.05 The net asset value of each class of shares of each Acquiring Fund shall be computed in the manner set forth in such Acquiring Fund's then current prospectuses under the Securities Act of 1933, as amended (the '1933 Act'). The net value of the Acquired Fund Assets to be transferred by the Conestoga portfolios shall be computed by Conestoga and shall be subject to adjustment by the amount, if any, agreed to by CoreFunds and Conestoga. In determining the value of the securities transferred by the Acquired Funds to the Acquiring Funds, each security shall be priced in accordance with the policies and procedures of CoreFunds described in its then current prospectuses and statements of additional information and adopted by CoreFunds' Board of Directors, which are and shall be consistent with the policies now in effect for Conestoga. For such purposes, price quotations and the security characteristics relating to establishing such quotations shall be determined by CoreFunds, provided that such determination shall be subject to the approval of Conestoga.

     The value of the Acquired Fund Assets of the Conestoga Cash Management Fund, Tax-Free Fund and U.S. Treasury Securities Fund (each, a 'Conestoga Money Market Fund') and the value of the shares of the corresponding Acquiring Funds for purposes of sales and redemptions shall be based on the amortized cost valuation procedures that have been adopted by the Board of Trustees of Conestoga and the Board of Directors of CoreFunds, respectively. Any provision in this Agreement to the contrary notwithstanding, if the difference between the per share net asset values of a Conestoga Money Market Fund and its corresponding Acquiring Fund equals or exceeds $.0025 at the applicable Valuation Time, as computed by using such market values in accordance with the policies and procedures established by CoreFunds (or as otherwise mutually determined by the Board of Trustees of Conestoga and the Board of Directors of CoreFunds), either the Board of Trustees of Conestoga or the Board of Directors of CoreFunds shall have the right to postpone the applicable Valuation Time and the applicable Effective Time of the Reorganization with respect to such Conestoga Money Market Fund until such time as the per share difference is less than $.0025.


     II. Liquidating Distributions and Termination of Conestoga. Immediately after the Effective Time of the Reorganization with respect to each Acquired Fund, such Acquired Fund shall distribute in complete liquidation pro rata to the record holders of each class of its shares at the applicable Effective Time of the Reorganization the shares of the class of the Acquiring Fund identified in Section 1.02 to be received by the record holders of such class of such Acquired Fund. In addition, each shareholder of record of an Acquired Fund shall have the right to receive any unpaid dividends or other distributions which were declared before the applicable Effective Time of the Reorganization with respect to the shares of an Acquired Fund that are held by the shareholder at the applicable Effective Time of the Reorganization. In accordance with instructions it receives from Conestoga, CoreFunds shall record on its books the ownership of each class of shares of each Acquiring Fund by the record holders of the class of shares of the Acquired Fund identified in Section 1.02. All of the issued and outstanding shares of each class of each Acquired Fund shall be redeemed and canceled on the books of Conestoga at the Effective Time of the Reorganization of such Acquired Fund and shall thereafter represent only the right to receive the class of shares of the Acquiring Fund identified in Section 1.02, and the Acquired Fund's transfer books shall be closed permanently. As soon as practicable after the Effective Time of the Reorganization with respect to the Continuing Funds, Conestoga shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution, and shall file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that it has ceased to be an investment company and any and all documents that may be necessary to terminate its existence under state law. After the Effective Time of the Reorganization with respect to the Continuing Funds, Conestoga shall not conduct any business except in connection with its liquidation, dissolution, and deregistration.


     III. Valuation Times. Subject to Section 1.05 hereof, (a) the Valuation Time for the Reorganization with respect to the Reorganizing Funds shall be 4:00 P.M., Eastern Time, on such date as may be agreed in writing by the duly authorized officers of both parties hereto, which date shall not be later than the thirty-first calendar day following the consummation of the merger between CoreStates Financial Corp and Meridian Bancorp, Inc. described in an Agreement and Plan of Merger dated October 10, 1995 (the 'Bank Holding Company Merger'), and (b) the Valuation Time for the Reorganization with respect to the Continuing Funds shall be 4:00 p.m., Eastern Time, on such date as may be agreed in writing by the duly authorized officers of both parties hereto, which date shall be not less than seven calendar days following the Valuation Time for the Reorganization with respect to the Reorganizing Funds.

     IV. Certain Representations, Warranties and Agreements of Conestoga. Conestoga, on behalf of itself and each Acquired Fund, represents and warrants to, and agrees with, CoreFunds as follows:

(a) It is a Massachusetts business trust duly created pursuant to its Agreement and Declaration of Trust for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of, and duly authorized to transact business in, the Commonwealth of Massachusetts. It is registered with the

    Securities and Exchange Commission (the 'SEC') as an open-end management investment company under the 1940 Act and such registration is in full force and effect.

(b) It has power to own all of its properties and assets and, subject to the approvals of shareholders referred to herein, to carry out and consummate the transactions contemplated hereby, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

(c) This Agreement has been duly authorized, executed and delivered by Conestoga, and represents Conestoga's valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate Conestoga's Agreement and Declaration of Trust or Code of Regulations or any agreement or arrangement to which it is a party or by which it is bound.

(d) Each Acquired Fund has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of the Code, as of and since its first taxable year; has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a regulated investment company until the Effective Time of the Reorganization with respect to such Acquired Fund.

(e) All federal, state, local and foreign income, profits, franchise, sales, withholding, customs, transfer and other taxes, including interest, additions to tax and penalties (collectively, 'Taxes') relating to the Acquired Fund Assets due or properly shown to be due on any return filed by any Acquired Fund with respect to taxable periods ending on or prior to, and the portion of any interim period up to, the date hereof have been fully and timely paid or provided for; and there are no levies, liens, or other encumbrances relating to Taxes existing, threatened or pending with respect to the Acquired Fund Assets.

(f) The financial statements of Conestoga's U.S. Treasury Securities Fund, Cash Management Fund, Tax-Free Fund, Intermediate Income Fund, Bond Fund,
    Equity Fund, Special Equity Fund, and Pennsylvania Tax-Free Bond Fund for the fiscal year ended October 31, 1995, and the financial statements of Conestoga's Balanced Fund, Short-Term Income Fund, and International Equity Fund for their respective fiscal periods ended October 31, 1995, examined by Coopers & Lybrand L.L.P., copies of which have been previously furnished to CoreFunds, present fairly the financial position of each Acquired Fund as of October 31, 1995 and the results of its operations for the year or period then ending, in conformity with generally accepted accounting principles.

(g) Prior to the Valuation Time applicable to the Reorganizing Funds, each of the Reorganizing Funds shall have declared a dividend or dividends, with a record date and ex-dividend date prior to such Valuation Time, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment company income, if any, for the taxable periods or years ended on or before October 31, 1995 and for the period from said date to and including the Effective Time of the Reorganization applicable to the Reorganizing Funds (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in taxable periods or years ended on or before October 31, 1995 and in the period from said date to and including the Effective Time of the Reorganization applicable to the Reorganizing Funds.

(h) At both the Valuation Time and the Effective Time of the Reorganization with respect to each Acquired Fund, there shall be no known liabilities of such Acquired Fund, whether accrued, absolute, contingent or otherwise, not reflected in the net asset values per share of its outstanding classes of shares.

(i) There are no legal, administrative or other proceedings pending or, to Conestoga's knowledge threatened, against Conestoga or an Acquired Fund which could result in liability on the part of Conestoga or an Acquired Fund.

(j) Subject to the approvals of shareholders referred to herein, at both the Valuation Time and the Effective Time of the Reorganization with respect to each Acquired Fund, it shall have full right, power and authority to sell, assign, transfer and deliver the Acquired Fund Assets of such Acquired Fund and, upon delivery and payment for the Acquired Fund Assets as contemplated herein, an Acquiring Fund shall acquire good and marketable title thereto, free and clear of all liens and encumbrances, and subject to no restrictions on the ownership or transfer thereof (except as imposed by federal or state securities laws).

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Conestoga of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended ('1934 Act'), the 1940 Act, the rules and regulations under those Acts, and state securities laws.

(l) Insofar as the following relate to Conestoga, the registration statement filed by CoreFunds on Form N-14 relating to the shares of certain Acquiring Funds that will be registered with the SEC pursuant to this Agreement, which, without limitation, shall include a proxy statement of Conestoga and the prospectuses of CoreFunds with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto or to the documents contained or incorporated therein by reference (the 'N-14 Registration Statement'), on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein and at each Effective Time of the Reorganization: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(m) All of the issued and outstanding shares of each class of each Acquired Fund have been duly and validly issued, are fully paid and non-assessable, and were offered for sale and sold in conformity with all applicable federal and state securities laws, and no shareholder of an Acquired Fund has any preemptive right of subscription or purchase in respect of such shares.

(n) Conestoga shall not sell or otherwise dispose of any shares of an Acquiring Fund to be received in the transactions contemplated herein, except in distribution to its shareholders as contemplated herein.

     V. Certain Representations, Warranties and Agreements of CoreFunds. CoreFunds, on behalf of itself and each Acquiring Fund, represents and warrants to, and agrees with, Conestoga as follows:

(a) It is a Maryland corporation duly organized and validly existing under the laws of the State of Maryland. It is registered with the SEC as an open-end management investment company under the 1940 Act and such registration is in full force and effect.

(b) It has power to own all of its properties and assets and to carry out and consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

(c) This Agreement has been duly authorized, executed and delivered by CoreFunds, and represents CoreFunds' valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate CoreFunds' Articles of Incorporation or By-laws or any agreement or arrangement to which it is a party or by which it is bound.

(d) Each Acquiring Fund has elected or will elect to qualify, and each of the first eight Acquiring Funds listed in Section 1.02 has qualified, as a regulated investment company under Part I of Subchapter M of the Code, as of and since its first taxable year; each of the first eight Acquiring Funds listed in Section 1.02 has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified and intends to continue to qualify as a regulated investment company.

(e) The financial statements of each of the first eight Acquiring Funds listed in Section 1.02 for its fiscal year ended June 30, 1995 examined by Ernst & Young LLP, and for the six-month period ended December 31, 1995, copies of which have been previously furnished to Conestoga, present fairly the financial position of each such Acquiring Fund as of the dates indicated and the results of its operations for the year and period ended as of such dates, in conformity with generally accepted accounting principles.

(f) At both the Valuation Time and the Effective Time of the Reorganization with respect to each Acquiring Fund, there shall be no known liabilities of such Acquiring Fund, whether accrued, absolute, contingent or otherwise, not reflected in the net asset values per share of its outstanding classes to be issued pursuant to this Agreement.

(g) There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against CoreFunds or an Acquiring Fund which could result in liability on the part of CoreFunds or an Acquiring Fund.

(h) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by CoreFunds of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts, and state securities laws.

(i) Insofar as the following relate to CoreFunds, the N-14 Registration Statement on its effective date, at the time of any shareholders' meetings referred to herein and at each Effective Time of the Reorganization: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(j) The shares of each class of each Acquiring Fund to be issued and delivered to an Acquired Fund for the account of record holders of shares of an Acquired Fund, pursuant to the terms hereof, shall have been duly authorized as of the Effective Time of the Reorganization application to such Acquiring Fund and, when so issued and delivered, shall be registered under the 1933 Act and under applicable state securities laws, duly and validly issued, fully paid and non-assessable, and no shareholder of CoreFunds shall have any preemptive right of subscription or purchase in respect thereto.

     VI. Shareholder Action on Behalf of the Acquired Funds.

     6.01 As soon as practicable after the effective date of the N-14 Registration Statement, but in any event prior to the Effective Time of the Reorganization applicable to the Reorganizing Funds and as a condition to the Reorganization, the Board of Trustees of Conestoga shall call, and Conestoga shall hold, a meeting of the shareholders of the Acquired Funds for the purpose of considering and voting upon:

(a) Approval of this Agreement and the transactions contemplated hereby, including, without limitation:

(i) The transfer of the Acquired Fund Assets belonging to each Acquired Fund to an Acquiring Fund, and the assumption by such Acquiring Fund of the Acquired Fund Liabilities of such Acquired Fund, in exchange for a class or classes of shares of an Acquiring Fund, as set forth in Section 1.02.

(ii) The liquidation of each Acquired Fund through the distribution to its record holders of shares of the class or classes of shares of an Acquiring Fund as described in this Agreement.

(b) Approval of interim investment advisory and/or sub-advisory agreements which would be effective with respect to each Acquired Fund for the period from the Bank Holding Company Merger until the Effective Time of the Reorganization with respect to such Acquired Fund.

(c) Such other matters as may be determined by the Boards of Trustees or authorized officers of the parties.

     6.02 Approval of this Reorganization Agreement by the shareholders of the Acquired Funds shall constitute the waiver of the application of any fundamental policy of such Acquired Funds that might be deemed to prevent them from taking the actions necessary to effectuate the Reorganization as described, and such policies, if any, shall be deemed to have been amended accordingly.

     VII. N-14 Registration Statement and Proxy Solicitation Materials. CoreFunds shall file the N-14 Registration Statement under the 1933 Act, and Conestoga shall file the combined prospectus/proxy statement contained therein under the 1934 Act and 1940 Act proxy rules, with the SEC as promptly as practicable. Each of CoreFunds and Conestoga has cooperated and shall continue to cooperate with the other, and has furnished and shall continue to furnish the other with the information relating to itself that is required by the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under each of those Acts and state securities laws, to be included in the N-14 Registration Statement.

     VIII. Effective Times of the Reorganization. Delivery of the Acquired Fund Assets of each Acquired Fund and the shares of the classes of its Acquiring Fund to be issued pursuant to Article I and the liquidation of each Acquired Fund pursuant to Article II shall occur at the opening of business on the next business day following the Valuation Time applicable to such Acquired Fund, or on such other date, and at such place and time and date, as may be determined by the President or any Vice President of each party hereto. The respective date and time at which such actions are taken with respect to an Acquired Fund are referred to herein as the 'Effective Time of the Reorganization.' To the extent any Acquired Fund Assets are, for any reason, not transferred at the applicable Effective Time of the Reorganization, Conestoga shall cause such Acquired Fund Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

     IX. CoreFunds Conditions. The obligations of CoreFunds hereunder with respect to each Acquired Fund shall be subject to the following conditions precedent:

(a) This Agreement and the transactions contemplated by this Agreement shall have been approved by the shareholders of such Acquired Fund, in the manner required by law.

(b) Conestoga shall have duly executed and delivered to CoreFunds such bills of sale, assignments, certificates and other instruments of transfer ('Transfer Documents') as may be necessary or desirable to transfer all right, title and interest of Conestoga and such Acquired Fund in and to the Acquired Fund Assets of such Acquired Fund. The Acquired Fund Assets shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

(c) All representations and warranties of Conestoga made in this Agreement shall be true and correct in all material respects as if made at and as of each Valuation Time and each Effective Time of the Reorganization. As of the Valuation Time and the Effective Time of the Reorganization applicable to each Acquired Fund, there shall have been no material adverse change in the financial position of such Acquired Fund since October 31, 1995 other than those changes incurred in the ordinary course of business as an investment company. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(d) CoreFunds shall have received an opinion of Drinker Biddle & Reath addressed to CoreFunds in form reasonably satisfactory to it and dated the Effective Time of the Reorganization applicable to each Acquired Fund, substantially to the effect that: (i) Conestoga is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts; (ii) the shares of such Acquired Fund outstanding at such time are duly authorized, validly issued, fully paid and non-assessable by such Acquired Fund, and to such counsel's knowledge, no shareholder of such Acquired Fund has any option, warrant or pre-emptive right to subscription or purchase in respect thereof; (iii) this Agreement and the Transfer Documents have been duly authorized, executed and delivered by Conestoga and represent legal, valid and binding contracts, enforceable in accordance with their terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and such counsel shall not be required to express an opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity, or with respect to the provisions of this Agreement intended to limit liability for particular matters to an Acquired Fund and its assets; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Agreement and Declaration of Trust or Code of Regulations of Conestoga or any material agreement known to such counsel to which Conestoga is a party or by which Conestoga is bound; and (v) to such counsel's knowledge, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Conestoga of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required under the state securities laws. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to CoreFunds.

(e) CoreFunds shall have received an opinion of Morgan, Lewis & Bockius LLP, addressed to CoreFunds and Conestoga in form reasonably satisfactory to them and dated the Effective Time of the Reorganization applicable to each Acquired Fund, substantially to the effect that for federal income tax purposes (i) the transfers of all of the Acquired Fund Assets hereunder, and the assumption by its Acquiring Fund of Acquired Fund Liabilities, in exchange for shares of each class of such Acquiring Fund, and the distribution of said shares to the shareholders of such Acquired Fund, as provided in this Agreement, will each constitute a reorganization within the meaning of Section 368(a)(1)(C), 368(a)(1)(D) or 368(a)(1)(F) of the Code and with respect to each reorganization, the Acquired Fund and the Acquiring Fund will each be considered 'a party to a reorganization' within the meaning of Section 368(b) of the Code; (ii) in accordance with Sections 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by such Acquired Fund as a result of such transactions; (iii) in accordance with Section 1032 of the Code, no gain or loss will be recognized by an Acquiring Fund as a result of such transactions; (iv) in accordance with
    Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of such Acquired Fund on the distribution to them by such Acquired Fund of shares of any class of an Acquiring Fund in exchange for their shares of the corresponding class of the Acquired Fund; (v) in accordance with Section 358(a)(1) of the Code, the aggregate basis of Acquiring Fund shares received by each shareholder of any class of an Acquired Fund will be the same as the aggregate basis of the shareholder's Acquired Fund shares immediately prior to the transactions; (vi) in accordance with Section 362(b) of the Code, the basis of the Acquired Fund Assets to any Acquiring Fund will be the same as the basis of such Acquired Fund Assets in the hands of the corresponding Acquired Fund immediately prior to the exchange; (vii) in accordance with
    Section 1223 of the Code, a shareholder's holding period for Acquiring Fund shares will be determined by including the period for which the shareholder held the shares of an Acquired Fund exchanged therefor, provided that the shareholder held such shares of an Acquired Fund as a capital asset; and
    (viii) in accordance with Section 1223 of the Code, the holding period of an Acquiring Fund with respect to the Acquired Fund Assets will include the period for which such Acquired Fund Assets were held by an Acquired Fund.

(f) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under
    Section 25(c) of the 1940 Act.

(g) The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of CoreFunds, contemplated by the SEC and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement.

(h) The President or a Vice President of Conestoga shall have certified that Conestoga has performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at each Valuation Time and each Effective Time of the Reorganization.

(i) Conestoga shall have delivered or caused to be delivered to CoreFunds each account, book, record or other document of Conestoga applicable to such Acquired Fund which is required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder (regardless of what person possesses the same). Conestoga has instructed its service contractors to provide CoreFunds upon request with access to and copies of all documents belonging to Conestoga.

(j) The Bank Holding Company Merger shall have been consummated.

(k) With respect to the Reorganization of the Continuing Funds, the Reorganization of all of the Reorganizing Funds shall have been consummated.

     X. Conestoga Conditions. The obligations of Conestoga hereunder with respect to each Acquired Fund shall be subject to the following conditions precedent:

(a) This Agreement and the transactions contemplated by this Agreement shall have been approved by the shareholders of such Acquired Fund, in the manner required by law.

(b) All representations and warranties of CoreFunds made in this Agreement shall be true and correct in all material respects as if made at and as of each Valuation Time and each Effective Time of the Reorganization. As of the Valuation Time and the Effective Time of the Reorganization applicable to each Acquired Fund, there shall have been no material adverse change in the financial condition of its Acquiring Fund since June 30, 1995 other than those changes incurred in the ordinary course of business as an investment company. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(c) Conestoga shall have received an opinion of Morgan, Lewis & Bockius LLP, addressed to Conestoga in form reasonably satisfactory to it and dated the Effective Time of the Reorganization applicable to each Acquired Fund, substantially to the effect that: (i) CoreFunds is a Maryland corporation duly organized and validly existing under the laws of the State of Maryland and is qualified to do business and in good standing in each state in which such qualification is required; (ii) the shares of each class of each Acquiring Fund to be delivered at such time to an Acquired Fund as provided for by this Agreement are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by such Acquiring Fund and to such counsel's knowledge, no shareholder of an Acquiring Fund has any option, warrant or pre-emptive right to subscription or purchase in respect thereof;
    (iii) this Agreement has been duly authorized, executed and delivered by CoreFunds and represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and such counsel shall not be required to express an opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity, or with respect to the provisions of this Agreement intended to limit liability for particular matters to an Acquiring Fund and its assets;
    (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Articles of Incorporation or By-laws of CoreFunds, or any material agreement known to such counsel to which CoreFunds is a party or by which CoreFunds is bound; and (v) to such counsel's knowledge no consent, approval, authorization or order of any court or governmental authority is required for the consummation by CoreFunds of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required under the state securities laws. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to Conestoga.


(d) Conestoga shall have received an opinion of Morgan, Lewis & Bockius LLP, addressed to CoreFunds and Conestoga in the form reasonably satisfactory to them and dated the Effective Time of the Reorganization applicable to each Acquired Fund, with respect to the matters specified in Section IX(e).

(e) The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted, or to the knowledge of CoreFunds, contemplated by the SEC and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement.

(f) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under
    Section 25(c) of the 1940 Act.

(g) The President or Vice President of CoreFunds shall have certified that CoreFunds has performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at each Valuation Time and each Effective Time of the Reorganization.

(h) The Bank Holding Company Merger shall have been consummated.

(i) With respect to the Reorganization of the Continuing Funds, the Reorganization of all of the Reorganizing Funds shall have been consummated.

     XI. Tax Documents. Conestoga shall deliver to CoreFunds at each Effective Time of the Reorganization confirmations or other adequate evidence as to the adjusted tax basis of the Acquired Fund Assets then delivered to an Acquiring Fund in accordance with the terms of this Agreement.

     XII. Finder's Fees. Each party represents and warrants to each of the other parties hereto that there is no person who is entitled to any finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

     XIII. Announcements. Any announcements or similar publicity with respect to this Agreement or the transactions contemplated herein shall be at such time and in such manner as the parties shall agree; provided, that nothing herein shall prevent any party upon notice to the other parties from making such public announcements as such party's counsel may consider advisable in order to satisfy the party's legal and contractual obligations in such regard.

     XIV. Further Assurances. Subject to the terms and conditions herein provided, each of the parties hereto shall use its best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments, and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement.

     XV. Termination of Representations and Warranties. The representations and warranties of the parties set forth in this Agreement shall terminate at the Effective Time of the Reorganization of the Continuing Funds.

     XVI. Termination of Agreement.

     16.01 This Agreement may be terminated by a party at any time at or prior to (i) the Effective Time of the Reorganization of the Reorganizing Funds, or
(ii) with respect to the Continuing Funds and the corresponding Acquiring Funds at any time at or prior to the Effective Time of the Reorganization of the Continuing Funds, by the Board of Directors of CoreFunds or the Board of Trustees of Conestoga, as provided below:

(a) By CoreFunds if the conditions set forth in Article IX are not satisfied as specified in said Section;

(b) By Conestoga if the conditions set forth in Article X are not satisfied as specified in said Section;

(c) By the mutual consent of the parties.

     16.02 If a party terminates this Agreement as to any investment portfolio because one or more of its conditions precedent have not been fulfilled, or if this Agreement is terminated by mutual consent, this Agreement will become null and void without any liability of either party or any of their investment portfolios to the other; provided, however, that if such termination is by CoreFunds pursuant to Section 16.01(a) as a result of a breach by Conestoga of any of its representations, warranties or covenants in this Agreement, or such termination is by Conestoga pursuant to Section 16.01(b) as a result of a breach by CoreFunds of any of its representations, warranties or covenants in this Agreement, nothing herein shall affect the non-breaching party's right to damages on account of such other party's breach.

     XVII. Amendment and Waiver. At any time prior to or (to the fullest extent permitted by law) after approval of this Agreement by the shareholders of Conestoga, (a) the parties hereto may, by written agreement authorized by their respective Boards of Directors or Trustees, as the case may be, or their respective Presidents or any Vice Presidents, and with or without the approval of their shareholders, amend any of the provisions of this Agreement, and (b) either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by the President or Vice President of the waiving party with or without the approval of such party's shareholders).

     XVIII. Governing Law. This Agreement and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of law principles otherwise applicable therein.

     XIX. Successors and Assigns. This Agreement shall be binding upon the respective successors and permitted assigns of the parties hereto. This Agreement and the rights, obligations and liabilities hereunder may not be assigned by either party without the consent of the other party.

     XX. Beneficiaries. Nothing contained in this Agreement shall be deemed to create rights in persons not parties hereto, other than the successors and permitted assigns of the parties.

     XXI. Conestoga Liability.

     21.01 The names 'Conestoga Family of Funds' and 'Trustees of Conestoga Family of Funds' refer respectively to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated August 1, 1989, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of Conestoga. The obligations of Conestoga entered into in the name or on behalf thereof by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of Conestoga personally, but bind only the trust property, and all persons dealing with any portfolio of Conestoga must look solely to the trust property belonging to such portfolio for the enforcement of any claims against Conestoga.

     21.02 Both parties specifically acknowledge and agree that any liability of Conestoga under this Agreement with respect to an Acquired Fund, or in connection with the transactions contemplated herein with respect to an Acquired Fund, shall be discharged only out of the assets of that Acquired Fund and that no other portfolio of Conestoga shall be liable with respect thereto.

     XXII. Notices. All notices required or permitted herein shall be in writing and shall be deemed to be properly given when delivered personally or by telecopier to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to a nationally recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice at the address or telecopier number stated below or to such other address or telecopier number as may hereafter be furnished in writing by notice similarly given by one party to the other party hereto:

     If to CoreFunds:

     CoreFunds, Inc.
     c/o David G. Lee, President
     680 East Swedesford Road
     Wayne, PA 19087-1658
     Telecopier Number: (610) 254-1040

     With a copy to:

     James W. Jennings, Esq.
     Morgan, Lewis & Bockius LLP
     2000 One Logan Square
     Philadelphia, PA 19103
     Telecopier Number: (215) 963-5299

     If to Conestoga:

     Conestoga Family of Funds
     c/o David G. Lee, President
     680 East Swedesford Road
     Wayne, PA 19087-1658
     Telecopier Number: (610) 254-1040

     With a copy to:

     Henry S. Hilles, Jr., Esq.
     Drinker Biddle & Reath
     1345 Chestnut Street
     Philadelphia, PA 19107
     Telecopier Number: (215) 988-2757

     XXIII. Expenses. Each party represents to the other that its expenses incurred in connection with the Reorganization will be borne by one or both of the parties to the Bank Holding Company Merger, provided, however, that (a) CoreFunds shall bear any filing fees under the 1933 Act and state securities laws in connection with its Individual Shares and Institutional Shares to be distributed to shareholders of the Acquired Funds, and (b) Conestoga shall bear any custody termination fees incurred by Conestoga as a result of effecting the transactions contemplated by this Agreement.

     XXIV. Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein.

     XXV. Counterparts. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the date first written above.


                                    COREFUNDS, INC.
ATTEST:
 /s/SANDRA OECHSLIN                                By: /s/KEVIN P. ROBINS
 ----------------------------                          ------------------------
   Sandra Oechslin                                        Kevin P. Robins
                                                          Vice President
                                                   CONESTOGA FAMILY OF FUNDS
ATTEST:
 /s/PATRICIA ARIZIN                                By: /s/SANDRA K. ORLOW
 ----------------------------                          ------------------------
   Patricia Arizin                                        Sandra K. Orlow
                                                          Vice President

                                  APPENDIX II


         EXISTING COREFUNDS PORTFOLIOS MANAGEMENT DISCUSSION & ANALYSIS


     The CoreFund Value Equity Fund, Series A, returned 17.29% for the 12-month period ending June 30, 1995. While in absolute terms this was an acceptable return, the S&P 500 returned 26.0% in the same timeframe.

     For Series B shares from which a sales charge has been deducted, the return for the period was 11.7%; for those without a sales load it was 17.0%.

     The most significant economic event during the period was the series of moves made by the Federal Reserve Board to tighten interest rates. With the Fund's exposure to industrial issues that are more economically sensitive, the Fed's actions negatively affected performance. Investors in the broad market sold industrial issues and purchased so-called defensive issues in groups such as pharmaceuticals, tobacco, and food and beverage, where earnings are less dependent on economic activity. The Fund's exposure in these sectors is underweighted compared to the broader market.

     As the new fiscal year begins, we are optimistic that the industrial sector will come back into favor. Even as the economy has slowed, industrial issues have continued to display positive fundamentals and solid earnings. Productivity enhancements, careful control of inventories and costs, and exposure to still-healthy global economies have helped these companies maintain steady results during boom/bust cycles. The interest rate decrease instituted by the Fed at the beginning of the new fiscal year, combined with excellent company fundamentals, should bring investors back to the sector.

     The Fund has also benefitted from investment in financial issues such as security brokerages, investment management firms, and mutual fund companies. Specific investments have included Merrill Lynch, Charles Schwab, Salomon Brothers, and Franklin Resources. As the 'graying of America' continues and more government policies are instituted that reward investment, the long-term outlook for financial issues remains strong.

     Overall, we continue to maintain a constructive outlook for the value equity market. The breadth of issues participating in the rally indicates that excesses can be worked off individually, without damaging the fabric of an overall market that is healthy and improving.

QUICK FUND FACTS -- VALUE EQUITY (6/30/95)

Inception Date: February 6, 1990
Portfolio Size: $34.71 million
Shares Outstanding: 2,432,599 (A&B combined)

TOP FIVE HOLDINGS (AS OF JUNE 30, 1995)                                           % OF FUND INVESTMENTS
-------------------------------------------------------------------------------  -----------------------
Salomon Inc....................................................................              3.3%
Allied Signal Inc..............................................................              3.1%
Sears Roebuck & Co.............................................................              3.1%
Mobil Corp.....................................................................              3.0%
Conrail Inc....................................................................              3.0%



AVERAGE ANNUAL TOTAL RETURN 1                                                          1 YEAR      5 YEAR      INCEPTION
------------------------------------------------------------------------------------  ---------  -----------  -----------
Series A............................................................................      17.29%       9.21%        9.32%
Series B without Load...............................................................      16.96%       9.10%        9.22%
Series B with Load..................................................................      11.73%       8.10%        8.29%

{GRAPHIC]
Data for chart to follow:

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Value Equity (Series A)                           $16,111
Value Equity (Series B)                           $15,314
S&P 500 Index                                     $19,293

Initial Investment Date          2/28/90   Jun 90    Jun 91   Jun 92   Jun 93   Jun 94   Jun 95
CoreFund Value Equity Fund,
   Class A                       $10,000  $10,369   $10,718  $11,788  $13,946  $13,736  $16,111
CoreFund Value Equity Fund,
   Class B (Synthetic)
   4.50% load                     $9,550   $9,902   $10,236  $11,258  $13,319  $13,094  $15,314
S&P 500 Composite Index          $10,000  $10,909   $11,717  $13,289  $15,099  $15,312  $19,293


1 For the period ended June 30, 1995. Past performance of the portfolio is not predictive of future performance. Individual Series B shares were offered beginning January 4, 1993. The performance shown for Value Equity Portfolio Series B (synthetic) prior to that date is based on the performance of Institutional Series A shares adjusted to reflect the maximum sales charge of 4.5% for the Series B shares. Series A shares of the Value Equity Portfolio commenced operations on February 6, 1990.



                           INTERNATIONAL GROWTH FUND

     The International Growth Fund, Series A shares, returned (0.21)% for the year ended June 30, 1995. This compared favorably with the 0.1% increase of the MSCI EAFE Index during the same period.

     For Series B shares from which a sales charge has been deducted, the return for the period was (4.95)%; for those without a load it was (0.48)%.

     Despite continued growth in most of the world's major economies, international stock markets have been affected by considerable currency volatility. In December, the Mexican crisis caused investors to repatriate funds that had been invested in many of the world's smaller or 'emerging' markets.

     The International Growth Fund's largest single area of investment is Japan (34%). This was the worst-performing major market in the period, falling by 28%. A currency gain softened the damage for the U.S. investor, however. The Kobe earthquake in February 1995 disrupted Japan's infrastructure and manufacturing industries, and had a considerable, albeit short-term, impact on economic activity.

     The rise of the Yen is of greater long-term significance. This has made Japan's exports less competitive, and encouraged a flood of imports. In turn, this has put pressure on economic growth and corporate margins, and kept the domestic investor away from the stock market. Although the Japanese financial sector is hardly in the best of health, the manufacturing sector has suffered the worst.

     One bright spot has been the technology sector, in which the Fund has a large position.

     This allowed the Fund to outperform the Tokyo Stock Exchange Index over the 12-month period.


     Through most of the year, the Fund was partially hedged against weakness in the Yen, through a forward sale of Yen for U.S. dollars. This hedge expired in February, shortly before another sharp rise in the Yen (to Y80/US$). The hedge was subsequently reinstated; currently, 28% of the Fund's Japanese assets are protected.


     Southeast Asia, which currently accounts for 17% of the Fund's portfolio, was an unrewarding region for most of the year. In Hong Kong, Singapore and Malaysia, where local currencies are linked to the U.S. dollar, stock markets suffered at a time when U.S. interest rates were rising. However, there was a strong recovery toward the end of the period, spurred by the strengthening U.S. bond market. In Hong Kong (at 6% the Fund's largest position in the region), the Index rose by 5%, despite concerns about Chinese politics and weakness in local real estate prices.

     In Western Europe, which currently accounts for 40% of the Fund's holdings, the past 12 months was a period of economic recovery. The improvement was largely led by exports, as high rates of unemployment in the region discouraged local consumption. However, the strength of the Deutschemark in the first half of 1995 created problems for export industries in Germany, where there is now considerable pressure on corporate earnings.

     International confidence in Latin America was dealt a heavy blow at the end of 1994 by a series of political scandals and a mishandling of the Mexican economy. This led to a 40% devaluation of the Peso and a collapse in the Mexican stock market, as international capital, on which the Mexican economy relies so heavily, was quickly repatriated. Stock markets in Brazil and Argentina suffered a similar fate (somewhat unfairly, as the commitment to economic discipline appears much stronger in those countries than in Mexico). Despite some recovery toward the end of the period, indices in both countries remain well below their December levels.

     The Fund's position in the region had been reduced prior to the Mexican crisis, and further sales were made thereafter. The Fund now has only 5% of its portfolio in Latin America, with no holdings in Mexico.

QUICK FUND FACTS -- INTERNATIONAL GROWTH (6/30/95)

Inception Date: February 12, 1990
Portfolio Size: $112.78 million
Shares Outstanding: 9,180,295 (A&B combined)

TOP FIVE HOLDINGS (AS OF JUNE 30, 1995)                                           % OF FUND INVESTMENTS
-------------------------------------------------------------------------------  -----------------------
Rohm...........................................................................              1.8%
Hutchinson Whampoa.............................................................              1.7%
Swire Pacific 'A'..............................................................              1.6%
Kyocera........................................................................              1.6%
Mitsubishi Heavy Industries....................................................              1.6%

AVERAGE ANNUAL TOTAL RETURN 1                                                           1 YEAR       5 YEAR      INCEPTION
------------------------------------------------------------------------------------  -----------  -----------  -----------
Series A............................................................................       (0.21)%       5.82%        7.24%
Series B without Load...............................................................       (0.48)%       5.73%        7.15%
Series B with Load..................................................................       (4.95)%       4.75%        6.24%

Data for chart below:

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
International Growth Equity (Series A)            $14,578
International Growth Equity (Series B)            $13,861
MSCI EAFE Index                                   $12,352

Initial Investment Date          2/28/90   Jun 90    Jun 91   Jun 92   Jun 93   Jun 94   Jun 95
CoreFund International Growth
   Equity Fund, Class A          $10,000  $10,985   $10,688  $11,211  $12,563  $14,609  $14,578
CoreFund International Growth
   Equity Fund, Class B
   (Synthetic)    4.50% load      $9,550  $10,491   $10,207  $10,707  $11,998  $13,927  $13,861
Morgan Stanley EAFE Index        $10,000   $9,814    $8,690   $8,635  $10,385  $12,151  $12,352



1 For the period ended June 30, 1995. Past performance of the portfolio is not predictive of future performance. Individual Series B shares were offered beginning January 4, 1993. The performance shown for International Growth Portfolio Series B (synthetic) prior to that date is based on the performance of Institutional Series A shares adjusted to reflect the maximum sales charge of 4.5% for the Series B shares. Series A shares of the International Growth Portfolio commenced operations on February 12, 1990.



                                 BALANCED FUND

     Performance of Series A shares of the Balanced Fund improved significantly during the year ended June 30, 1995, generating a 16.21% gain for the period. This compared with a 26.01% return for the Standard & Poor's 500 Index, and a 10.37% return for the Lehman Brothers Intermediate Government/Corporate Bond Index.

     For Series B shares from which a sales charge has been deducted, the return for the period was 10.58%; for those without a load it was 15.84%. The Balanced Fund grew in asset size through June 30 to $63,436,000.

     The Balanced Fund's equity holdings modestly underperformed a very strong S&P Index during the period, rising 24.0%. Returns from the Fund's holdings in the technology sector and from pharmaceutical issues matched or outperformed those sectors in the broader market. Additionally, strong positions in the cable television, entertainment and gaming industries more than offset weakness in the Fund's underweighted holdings (relative to the broader market) in interest-sensitive sectors.

     The Fund's fixed-income holdings underperformed the fixed-income benchmark during the 12-month period (9.2% vs. the Bond Index's 10.37%). The Fund's bond holdings were overweighted in the two-years-or-less portion of the yield curve; this market segment generated smaller returns than longer-dated securities. Our defensive posture, which served the Fund well during the first six months of the period, made it difficult to fully exploit the rapid and sharp rally in bond prices during the final three months of the period.

     Cash levels in the Fund are fairly low, reflecting a fully invested position in stocks and bonds. We anticipate continued volatility in the capital markets, with an upward bias, during the second half of 1995. During periods of weakness, we plan to seek opportunities to add high-coupon, high-quality bonds, while intensifying our focus on attractively valued stocks of companies with visible earnings growth and improving fundamentals.

ASSET ALLOCATION (AS OF JUNE 30, 1995)                                            % OF FUND INVESTMENTS
-------------------------------------------------------------------------------  -----------------------
Glenayre Technologies..........................................................              1.3%
Comcast Corp CI.A..............................................................              1.2%
Texas Utilities................................................................              1.2%
Public Service Enter Group.....................................................              1.2%
Glaxo..........................................................................              1.2%


AVERAGE ANNUAL TOTAL RETURN 1                                                                  1 YEAR     INCEPTION
--------------------------------------------------------------------------------------------  ---------  -----------
Series A....................................................................................     16.21%       7.84%
Series B without Load.......................................................................     15.84%       6.91%
Series B with Load..........................................................................     10.58%       4.80%

[GRAPHIC]
Data for chart below:

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Balanced (Series A)                               $11,980
Balanced (Series B)                               $11,373
S&P 500 Index                                     $13,290
Lehman Govt/Corp Bond                             $11,475

Initial Investment Date           1/31/93    Jun 93    Jun 94    Jun 95
CoreFund Balanced Fund, Class A   $10,000   $10,478   $10,309   $11,980
CoreFund Balanced Fund, Class B
   (Synthetic)   4.50% load        $9,550   $10,004    $9,818   $11,373
S&P 500 Composite Index           $10,000   $10,400   $10,547   $13,290
Lehman Government/Corporate
   Bond Index                     $10,000   $10,551   $10,397   $11,475


1 For the period ended June 30, 1995. Past performance of the portfolio is not predictive of future performance. Individual Series B shares were offered beginning March 16, 1993. The performance shown for Balanced Portfolio
Series B (synthetic) prior to that date is based on the performance of Institutional Series A shares adjusted to reflect the maximum sales charge of 4.5% for the Series B shares. Series A shares of the Balanced Portfolio commenced operations on January 4, 1993.

                             INTERMEDIATE BOND FUND

     The CoreFund Intermediate Bond Fund Series A shares returned 8.22% for the year ended June 30, 1995. This compared with a 7.71% return for the Merrill Lynch 1-3 year Treasury Index. The Fund's assets changed during the period from $57,744,000 to $57,089,000.

     For Series B shares from which a sales charge has been deducted, the return for the period was 3.13%; for those without a load it was 7.95%.

     The extremely volatile bond market conditions that characterized the past year were particularly evident in the intermediate part of the yield curve. This is evidenced by the wide yield fluctuations in the two-year Treasury note, which rose by 1.52% during the second half of 1994, and rallied by 1.89% in the first half of 1995.

     The Intermediate Bond Fund was able to outperform its benchmark during both of these periods. In 1994, the Fund benefitted from a shorter average maturity, large cash positions (as high as 18%), and large exposure to the mortgage-backed securities market, which performed well on a relative basis in 1994.

     In late 1994, the Fund began to extend its average maturity and reduce its cash position, allowing it to benefit from the broad market rally. It further benefitted from its large holdings of asset-backed securities (as much as 23% of the portfolio), which performed extremely well in 1995. A shortage of high-quality corporate bonds allowed spreads to narrow significantly, compared to Treasuries of similar maturity.

     The Fund has maintained its emphasis on credit quality, with over 85% of its holdings being U.S. government and agency obligations or AAA-rated securities. Recently, the Fund raised its cash position to 9.9%, due to the relative unattractiveness of short-to-intermediate Treasuries, which currently yield less than cash equivalents. We expect this to be a temporary holding.

     Looking to the rest of 1995, we expect the Fed to follow through on market expectations and reduce short-term rates by at least another 25 basis points. A steepening of the yield curve should accompany this action, creating a more friendly environment for mortgage-backed securities.

     While a further drop in rates is possible, we would also expect volatility in the fixed-income markets to subside. This would place more emphasis on yield enhancement, rather than price movement, as a source of investor return.

QUICK FUND FACTS -- INTERMEDIATE BOND (6/30/95)

Inception Date: February 3, 1992
Portfolio Size: $57.09 million
Shares Outstanding: 5,800,877 (A&B combined)
Average Weighted Maturity: 3.5 years

                 QUALITY DIVERSIFICATION (AS OF JUNE 30, 1995)

MATURITY IN YEARS                                                                 % OF FUND INVESTMENTS
-------------------------------------------------------------------------------  -----------------------
AAA............................................................................               66%
AA.............................................................................                4%
A..............................................................................               10%
NR.............................................................................               20%

AVERAGE ANNUAL TOTAL RETURN 1                                                                    1 YEAR      INCEPTION
---------------------------------------------------------------------------------------------  -----------  -----------
Series A.....................................................................................        8.22%        5.32%
Series B without Load........................................................................        7.95%        5.12%
Series B with Load...........................................................................        3.13%        3.71%

[GRAPHIC]
Data for chart to follow:

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Intermediate Bond (Series A)                               $11,930
Intermediate Bond (Series B)                               $11,337
Lehman Govt/Corp Bond Index                                $12,594
Merrill Lynch 1-3 Yr Treasury                              $11,997

Initial Investment Date                         2/29/92    Jun 92    Jun 93    Jun 94    Jun 95
CoreFund Intermediate-Term Bond Fund, Class A   $10,000   $10,249   $11,059   $11,024   $11,930
CoreFund Intermediate-Term Bond Fund, Class B
   (Synthetic)                   4.50% load      $9,550    $9,788   $10,561   $10,502   $11,337
Lehman Intermediate Government/Corporate
   Bond Index                                   $10,000   $10,355   $11,442   $11,412   $12,594
Merrill Lynch 1-3 Year Short-Term Treasury      $10,000   $10,284   $10,961   $11,138   $11,997


1 For the period ended June 30, 1995. Past performance of the portfolio is not predictive of future performance. Individual Series B shares were offered beginning January 4, 1993. The performance shown for Intermediate Bond Portfolio Series B (synthetic) prior to that date is based on the performance of Institutional Series A shares adjusted to reflect the maximum sales charge of 4.5% for the Series B shares. Series A shares of the Intermediate Bond Portfolio commenced operations on February 3, 1992.


                             PA MUNICIPAL BOND FUND

     The PA Municipal Bond Fund, Series A, provided its shareholders with a return of 7.50% for the 12 months ended June 30, 1995. This compared to a return for the Lehman PA State Bond Index of 8.84% in the same period. For Series B shares from which a sales charge has been deducted, the return was 2.41%; for those without a load, the return was 7.25%.

     As of June 30, 1995, the 30-day yield was 5.39% and 4.90%, respectively, for A and B shares. Assets in the Fund increased from $597,000 to $2,589,000.

     The Fund's lower performance, relative to the benchmark index, was mainly due to supply factors. During the third quarter of 1994, the Fund grew dramatically. At that time, supply of municipal bonds was very light (down 40% from 1993). This forced managers to carry unusually high cash levels due to a lack of coupon income.

     In the municipal bond market was driven mostly by ebbs and flows in demand during the year. In late 1994, many tax-exempt mutual funds experienced large withdrawals, because of the bond market's poor performance. As dealer inventories swelled, demand for bonds decreased and prices fell. Then, when Orange County, CA declared bankruptcy, investors temporarily fled the munibond market, causing prices to drop further.

     In the first half of 1995, yields on fixed-income securities fell, as the economy showed signs of a slowdown. The municipal bond market has been unable to attract investors, and has underperformed the Treasury market as a result. Demand has been slowed by concern over enactment of a flat tax, the Orange County default, and the strong appeal of the stock market.

     We believe the Fed will lower interest rates further if inflation remains under control. In addition, the municipal bond market is technically positioned to outperform the Treasury market in the coming months. We continue to seek attractive opportunities to swap or make new purchases, as the market reacts to these various factors.

QUICK FUND FACTS -- PA MUNICIPAL BOND (6/30/95)

Inception Date: May 16, 1994
Portfolio Size: $2.59 million
Shares Outstanding: 254,865 (A&B combined)
Average Weighted Maturity: 15.6 years


AVERAGE ANNUAL TOTAL RETURN 1                                                                    1 YEAR     INCEPTION
----------------------------------------------------------------------------------------------  ---------  -----------
Series A......................................................................................       7.50%       7.65%
Series B without Load.........................................................................       7.25%       6.52%
Series B with Load............................................................................       2.41%       2.25%

[GRAPHIC]
Data for chart to follow:

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Pennsylvania Municipal Bond (Series A)                               $10,656
Pennsylvania Municipal Bond (Series B)                               $10,232
Lehman Pennsylvania State Bond Index                                 $10,958

Initial Investment Date                                   5/31/94    Jun 94    Jun 95
CoreFund Pennsylvania Municipal Bond Fund, Class A        $10,000    $9,913   $10,656
CoreFund Pennsylvania Municipal Bond Fund, Class B
                                          4.50% load       $9,550    $9,540   $10,232
Lehman Pennsylvania State Bond Index (MF)                 $10,000    $9,946   $10,958


1 For the period ended June 30, 1995. Past performance of the portfolio is not predictive of future performance. Series A and Series B shares were offered beginning May 16, 1994. The maximum sales charge for Series B shares is 4.5%.



                                  CASH RESERVE

QUICK FUND FACTS -- CASH RESERVE (6/30/95)

Inception Date: August 16, 1985
Portfolio Size: $527.92 million (A&B combined)
Average Weighted Maturity: 43 days

Seven Day Yield: 5.75 Series A
                    5.48 Series B

     The CoreFund Cash Reserve continued to offer strong returns to the money-market investor during the period ending June 30, 1995. The annual total return for Series A shares during that period was 5.15%. Series B shares, from which a 12b-1 fee is deducted, had an annual return of 4.89%. These returns compared favorably to that of the IBC/Donoghue's All-Taxable Money Fund Average, which was 4.98% on June 30, 1995.

     The Cash Reserve experienced modest growth in assets during the period. The Fund totaled $527,924,000 on June 30, 1995, up from $516,724,000 a year earlier.

     The average maturity of the portfolio had been as short as 28 days in the first quarter of 1995. In a defensive move against declining rates, the average maturity was then gradually extended. By June 30, it was 43 days.

     Portfolio structure of the Cash Reserve has favored commercial paper, due to the widening spread of returns relative to other investment vehicles. As spreads fluctuate, we will routinely evaluate the structure, to add value to the portfolio.

     Interest rates appear to have peaked, and the negative tone of the forward curve would indicate further reductions in rates. In coming months, we look for further declines on the heels of the recent lowering of the Fed Funds rate. To maintain yield, we will pursue an extension strategy with the Cash Reserve, targeting an average weighted maturity of 50 to 55 days.

                                TREASURY RESERVE

QUICK FUND FACTS -- TREASURY RESERVE (6/30/95)

Inception Date: November 21, 1988
Portfolio Size: $500.82 million (A&B combined)
Average Weighted Maturity: 47 days
Seven Day Yield: 5.68 Series A
                    5.42 Series B

     During a period when short-term interest rates increased 50 basis points, the Treasury Reserve continued to deliver excellent investment results for the period ending June 30, 1995. Series A shares returned an effective average annual yield of 4.98%. The six-month total return for Series A shares was 5.58%. Series B shares returned an effective average annual yield of 4.72%. The six-month total return for Series B shares, from which a 12b-1 fee has been deducted, was 5.32%.

     Since June 30, 1994, the CoreFund Treasury Reserve increased in size by 1.7%. Assets as of June 30, 1995, totaled $500,818,000. The average maturity increased by 13 days, to 47.

     Although assets increased by $8 million, the increase in maturities was mainly due to the purchase of longer-term Treasury securities. These securities were purchased in order to hedge against the possibility of an easing in short-term rates by the Federal Reserve Board.

     As of this writing the Fed has lowered the funds rate by 25 basis points. Economic data is expected to be mixed and inflation should remain under control during the second half of 1995. Our near-term position remains biased towards a gradual decline in short-term rates as long as inflationary pressures remain subdued. For this reason we will continue to look for buying opportunities along the treasury bill yield curve while keeping the average maturity in the 45 to 55 day range.

                                TAX-FREE RESERVE

QUICK FUND FACTS -- TAX-FREE RESERVE (6/30/95)

Inception Date: April 16, 1991
Portfolio Size: $64.28 million (A&B combined)
Average Weighted Maturity: 34 days
Seven Day Yield: 3.56 Series A
                    3.30 Series B

     The CoreFund Tax-Free Reserve, Series A shares, returned 3.12% for the year ending June 30, 1995. This compared favorably to the 3.11% return provided by Donoghue's Tax-Free Fund during the same period. For Series B shares of the CoreFund Tax-Free Reserve, from which a 12b-1 fee has been deducted, the return for the same period was 2.86%.

     The average maturity of the Tax-Free Reserve was shortened from 44 to 34 days during the period, to take advantage of rising interest rates. Net assets in the Tax-Free Reserve decreased 22% to $64,280,000 on June 30, 1995 from $80,330,000 on December 31, 1994.

     The decrease in assets was caused by the volatility of the tax-exempt money market. Although rates increased steadily throughout the year, the spread between taxables and non-taxables widened. The taxable equivalent yields on many tax-exempt money market securities did not compare favorably to their taxable counterparts. This prompted crossover buyers to move out of their tax-exempt funds, and into taxable funds.

     In coming months, management of the Fund will focus on extending the average maturity, to pick up yield.

                                  APPENDIX III

                     SHAREHOLDER TRANSACTIONS AND SERVICES

     This Appendix compares the shareholder transactions and services that are available in connection with: (1) Individual Shares and Institutional Shares of the CoreFunds Portfolios, and (2) Retail and Institutional Shares of the Conestoga Portfolios.

         I. COREFUNDS PORTFOLIOS -- INDIVIDUAL SHARES AND INSTITUTIONAL SHARES AND CORRESPONDING CONESTOGA PORTFOLIOS*

     *(Includes Retail and Institutional Shares of the Conestoga Cash Management Fund, Tax-Free Fund, U.S. Treasury Securities Fund (collectively, the 'Conestoga Money Market Portfolios'); the Equity Fund, Special Equity Fund, Balanced Fund and International Equity Fund (collectively, the 'Conestoga Equity Portfolios'); and the Bond Fund, Intermediate Income Fund, Pennsylvania Tax-Free Bond Fund and Short-Term Income Fund (collectively, the 'Conestoga Fixed Income Portfolios').

A. SALES CHARGES AND EXEMPTIONS

     CoreFunds Portfolios -- Individual and Institutional Shares

     (a) Institutional Shares of each CoreFunds Portfolio are sold without a sales charge.

     (b) Individual Shares of the CoreFunds Equity and Fixed Income Portfolios are sold with a 3.25% sales charge. Individual Shares of CoreFunds Money Market Portfolios are sold without a sales charge.

     (c) The CoreFunds Portfolios offer sales charge exemptions to the following classes of shareholders: (a) employees (including members of their immediate families and significant others) of CoreStates Financial Corp, Cashman, Farrell, Martin Currie, Alpha Global and Investment Alternatives, Inc. and their affiliates; (b) employees of the administrator and distributor; (c) Directors and officers of CoreFunds; (d) customers who purchase their shares under a shareholder servicing arrangement between CoreFunds and CoreStates Financial Corp or its affiliates, having met specific standards which CoreStates Financial Corp or its affiliates will publish periodically and which qualify those customers as customers of the Private Banking Groups or UniFinancial Groups of those affiliates, (e) Individual Retirement Account rollovers from qualified employee benefit plans, Keogh plans, and Simplified Employee Benefit Plans where CoreStates Financial Corp or its affiliate serves as trustee or investment manager; (f) any retirement plan qualified under Section 401(a) of the code or any other non-qualified benefit plan; and (g) any participant-directed retirement plan qualified under Section 401(a) of the Code or any participant-directed non-qualified defined compensation plan described in
Section 457 of the Code. In addition, the initial sales charge will be waived for (a) investors who are transferring shares from another investment company which has a broker/dealer relationship with CoreFunds for which they have already paid a sales charge since October 26, 1992, (b) customers converting from CoreStates Personal Financial Services Asset Allocation Program (CorePath) to Individual Shares of a Portfolio and (c) shareholders who have purchased shares of a mutual fund through an asset allocation program offered by a company which has been acquired by CoreStates Financial Corp, and who wishes to transfer those shares to Individual Shares of a portfolio. Subsequent investments in the Portfolios by these investors will be subject to the applicable sales charge.

     The sales charge will not apply to purchases made through reinvested dividends and distributions. The sales charge also will not apply to exchanges between CoreFunds Portfolios to the extent that a shareholder has credit for previously paid sales charges on purchases of any of the CoreFunds Portfolios.

     (d) The CoreFunds Portfolios also offer rights of accumulation and letter of intent programs that can reduce the sales charge payable on Individual share purchases.

            CONESTOGA PORTFOLIOS -- RETAIL AND INSTITUTIONAL SHARES

     (a) Institutional Shares of the Conestoga Portfolios are sold without a sales charge.

     (b) Retail Shares of the Conestoga Equity and Fixed Income Portfolios are sold with a 2.0% maximum front-end sales charge. Retail Shares of the Money Market Portfolios are sold without a sales charge.

     (c) The following classes of Conestoga investors may purchase Retail Shares of the Equity and Fixed Income Portfolios with no sales charge: (1) existing shareholders of the applicable Portfolios upon the automatic reinvestment of dividend and capital gain distributions; (2) Trustees of Conestoga and officers, directors, employees and retired employees of the investment advisor and its affiliates, SFS and its affiliates, and spouses and minor children of each of the foregoing; (3) Investors for whom the investment advisor or one of its affiliates (except a Conestoga IRA (as defined below)), acts in a fiduciary, advisory, custodial, agency or similar capacity and for whom purchases are made through such accounts; (4) Investors who purchase Retail Shares of the applicable portfolio through a payroll deduction plan, a 401(k) plan, a 403(b) plan or other similar retirement plans which by its terms permits purchases of such shares; (5) Investors investing in a Conestoga Portfolio direct individual retirement account (a 'Conestoga IRA') may make both initial and subsequent purchases without a sales charge if the initial purchase is funded in whole or in part by assets directly transferred to the Conestoga IRA from a distribution made by a qualified retirement plan maintained through the asset management affiliates of Meridian Bancorp, Inc.; (6) Employees (and their spouses and children under the age of 21) of any broker-dealer with which the distributor enters into a dealer agreement to sell shares of the Portfolios; and (7) Orders placed on behalf of other investment companies distributed by the distributor or any of its affiliates. The distributor may change or eliminate the foregoing waivers at any time. The distributor may also periodically waive the sales charge for all investors with respect to any portfolio.

     (d) The Conestoga Portfolios also offer rights of accumulation and letter of intent programs that can reduce the sales charge payable on Retail Share purchases.

B. PURCHASE POLICIES

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                      COREFUNDS PORTFOLIOS -- INDIVIDUAL    CONESTOGA PORTFOLIOS -- RETAIL AND
                                      AND INSTITUTIONAL SHARES              INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------------------------------
Minimum Initial Investments           $1,000,000 for initial purchases of   $1,000 for initial purchases of
                                      Institutional Shares and $500 for     Retail and Institutional Shares
                                      initial purchases of Individual       ($100 for Auto Invest Plan). The
                                      Shares (No minimum for Automatic      minimum investment may be waived if
                                      Investment Plan).                     share purchases are made in
                                                                            connection with a qualified pension
                                                                            plan, payroll savings plans or other
                                                                            employer plans.
----------------------------------------------------------------------------------------------------------------
Minimum Subsequent Investments        No minimum (except $50 for Automatic  No minimum (except $50 for Auto
                                      Investment Plan).                     Invest Plan).
----------------------------------------------------------------------------------------------------------------
Automatic Investment Plan             Yes. Individual Shares may be         Yes. Retail Shares may be purchased
                                      purchased monthly through automatic   on a monthly or quarterly basis
                                      deductions from a shareholder's       through automatic deductions from a
                                      checking or savings account. There    shareholder's checking or savings
                                      is no minimum initial investment      account with a $100 initial and $50
                                      amount for Automatic Investment       subsequent investment minimum. The
                                      Plans, however the minimum            minimum initial purchase amounts and
                                      pre-authorized investment amount is   minimum maintained balance
                                      $50 per month per account.            requirements may be waived for
                                                                            purchases under the Auto Invest
                                                                            Plan.
----------------------------------------------------------------------------------------------------------------
Purchase Methods                      Shares are sold by SFS directly and   Shares are sold by SFS directly and
                                      through broker/dealers having a       through broker/dealers having a
                                      dealer agreement with SFS and may     dealer agreement with SFS Corp.; by
                                      also be purchased through CoreStates  mail, by telephone, by wire.
                                      Securities by mail, by telephone, by
                                      wire.
----------------------------------------------------------------------------------------------------------------
Payment methods                       By check (or other negotiable bank    By check (or other negotiable bank
                                      instrument or money order), by wire,  instrument or money order), by wire,
                                      by Automated Clearing House (ACH).    by ACH.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

     A Conestoga Institutional shareholder who, at the Effective Time of the Transaction, meets the Conestoga, but not the CoreFunds, minimum investment requirement, will not be required to redeem the CoreFunds shares received in connection with the Transaction, unless the balance in the shareholder's account drops below the Conestoga minimum as a result of redemptions.

     The CoreFunds Portfolios and Conestoga Portfolios each reserve the right to reject any purchase order.

C. REDEMPTION POLICIES


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                      COREFUNDS PORTFOLIOS -- INDIVIDUAL    CONESTOGA PORTFOLIOS -- RETAIL AND
                                      AND INSTITUTIONAL SHARES              INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------------------------------
Redemption Methods                    By mail or telephone.                 By mail or telephone.
----------------------------------------------------------------------------------------------------------------
Payment Methods                       By check, by wire, by ACH. There is   By check, by wire or ACH. There is a
                                      a $10.00 charge for wiring            $7 charge for wiring redemption
                                      redemption proceeds. Payment is       proceeds. Payment made within 7
                                      normally made on the next business    days, but Conestoga attempts to
                                      day, but CoreFunds may take up to 7   honor requests for next day payment
                                      days to honor redemption requests.    of redemption proceeds.
----------------------------------------------------------------------------------------------------------------
Check Writing Privilege               Yes, for CoreFunds Money Market       Yes, for Conestoga Money Market
                                      Portfolios ($250 minimum).            Portfolios ($1,000 minimum).
----------------------------------------------------------------------------------------------------------------
Automatic Cash Withdrawal Plan        Yes. ($5,000 minimum balance/$50      Yes. (No minimum balance
                                      minimum per transaction.)             required/$100 minimum per
                                                                            transaction.)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


     A shareholder of record may be required to redeem Individual Shares in any CoreFunds Portfolio if the balance in the shareholder's account in that Portfolio drops below $500 as the result of a redemption request and the shareholder does not increase the balance to at least $500 upon sixty days' notice. The Conestoga Portfolios may redeem involuntarily, upon sixty days' notice, Retail shares of a shareholder whose account decreases to a value of less than $1,000 because of redemptions unless the shareholder makes an additional investment during that period in an amount that will increase the value of the account to at least $500. CoreFunds Portfolios and the Conestoga Portfolios may also redeem shares involuntarily when appropriate in light of their responsibilities under the 1940 Act, and may make payment for redemptions in securities in lieu of cash.

D. SHARE EXCHANGES

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                      COREFUNDS PORTFOLIOS -- INDIVIDUAL    CONESTOGA PORTFOLIOS -- RETAIL AND
                                      AND INSTITUTIONAL SHARES              INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------------------------------
By Mail                               Yes.                                  Yes.
----------------------------------------------------------------------------------------------------------------
By Telephone                          Yes.                                  Yes.
----------------------------------------------------------------------------------------------------------------
Minimum                               Inapplicable.                         $1,000 minimum.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

     CoreFunds Individual Shares may be exchanged for Individual Shares in any other CoreFunds Portfolios. Shareholders who exchange into any CoreFunds Portfolio that imposes a sales charge may be subject to such sales charge, if applicable and not previously paid. With respect to the Conestoga Portfolios, a shareholder who has paid a sales load on purchases of Retail Shares of an Equity or Fixed Income Portfolio may exchange those Retail Shares for Retail Shares of another Conestoga Equity or Fixed Income Portfolio at net asset value. Shareholders of Retail Shares of the Conestoga Money Market Portfolios may exchange these for Retail Shares of another Conestoga Money Market Portfolio at net asset value. Shareholders who want to move investments in a Conestoga Money Market Portfolio to a Conestoga Equity or Fixed Income Portfolio must follow the redemption and purchase procedures for Retail Shares. If however, those Retail Shares of a Conestoga Money Market Portfolio were acquired by a previous exchange from Retail Shares of a Conestoga Equity or Fixed Income Portfolio, these may be exchanged without payment of a sales charge. Exchanges are only available in states where exchanges can lawfully be made from one Portfolio to another, and must satisfy the requirements relating to the minimum initial investment in a Portfolio. CoreFunds and Conestoga reserve the right to reject any telephone exchange request and to modify or terminate exchange privileges at any time.

E. RESPONSIBILITY FOR TELEPHONE INSTRUCTIONS

     The CoreFunds and Conestoga Portfolios, their administrators and their distributors are not liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, procedures are used that are considered reasonable, which may include recording telephone instructions and requesting information as to account registration such as the shareholder account number and/or tax identification number (in the case of CoreFunds) or sending confirmations within 72 hours of the exchange, verifying the name in which an account is registered, the account number, and the account holder's Social Security number, and sending proceeds only to the address of record or to a previously authorized bank account (in the case of Conestoga).

                        II. DIVIDENDS AND DISTRIBUTIONS

     All CoreFunds Portfolios and Conestoga Portfolios distribute their net capital gains to shareholders at least annually. The following table shows the Portfolios' policies concerning the declaration and payment of dividends from net investment income.

A. DIVIDENDS DECLARED DAILY/PAID MONTHLY

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
COREFUNDS PORTFOLIOS                                      CONESTOGA PORTFOLIOS
------------------------------------------------------------------------------------------------------------------
Cash Reserve                                              Cash Management Fund
------------------------------------------------------------------------------------------------------------------
Tax-Free Reserve                                          Tax-Free Fund
------------------------------------------------------------------------------------------------------------------
Treasury Reserve                                          U.S. Treasury Securities Fund
------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund
------------------------------------------------------------------------------------------------------------------
Pennsylvania Municipal Bond Fund
------------------------------------------------------------------------------------------------------------------
Short-Term Fund
------------------------------------------------------------------------------------------------------------------
Bond Fund
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


B. DIVIDENDS DECLARED MONTHLY/PAID MONTHLY

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
COREFUNDS PORTFOLIOS                                      CONESTOGA PORTFOLIOS
------------------------------------------------------------------------------------------------------------------
(None)                                                    Intermediate Income Fund
------------------------------------------------------------------------------------------------------------------
                                                          Tax-Free Bond Fund
------------------------------------------------------------------------------------------------------------------
                                                          Short-Term Income Fund
------------------------------------------------------------------------------------------------------------------
                                                          Bond Fund
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

C. DIVIDENDS DECLARED QUARTERLY/PAID QUARTERLY

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
COREFUNDS PORTFOLIOS                                      CONESTOGA PORTFOLIOS
------------------------------------------------------------------------------------------------------------------
Value Equity Fund                                         Equity Fund
------------------------------------------------------------------------------------------------------------------
Balanced Fund                                             Balanced Fund
------------------------------------------------------------------------------------------------------------------
Special Equity Fund                                       Special Equity Fund
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

D. DIVIDENDS DECLARED ANNUALLY/PAID ANNUALLY

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
COREFUNDS PORTFOLIOS                                      CONESTOGA PORTFOLIOS
------------------------------------------------------------------------------------------------------------------
(None)                                                    International Equity Fund
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

E. DIVIDENDS DECLARED PERIODICALLY/PAID PERIODICALLY


------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
COREFUNDS PORTFOLIOS                                      CONESTOGA PORTFOLIOS
------------------------------------------------------------------------------------------------------------------
International Growth Fund                                 (None)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

F. THE COREFUNDS PORTFOLIOS AND CONESTOGA PORTFOLIOS ALL OFFER DIVIDEND REINVESTMENT PROGRAMS.
                                  APPENDIX IV
            INTERIM INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
                                    FORM OF
                     INTERIM INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made as of _______________, 1996 between CONESTOGA FAMILY OF FUNDS, a Massachusetts trust with transferrable shares (the 'Company'), and Meridian Investment Company or its successor (the 'Investment Adviser').

     WHEREAS, the Company is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended ('1940 Act'); and

     WHEREAS, the Company desires to retain the Investment Adviser to furnish investment advisory services to the Cash Management Fund, Tax-Free Fund, U.S. Treasury Securities Fund, Equity Fund, Special Equity Fund, Bond Fund, Intermediate Income Fund, Pennsylvania Tax-Free Bond Fund, Balanced Fund, Short-Term Income Fund and International Equity Fund and such other investment portfolios of the Company as the Company and the Investment Adviser may agree upon from time to time (each, a 'Fund' and collectively, the 'Funds') and the Investment Adviser represents that it is willing and possesses legal authority to so furnish such services;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. Appointment. The Company hereby appoints the Investment Adviser to act as investment adviser to the Fund or Funds identified on Schedule A hereto for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. Additional Funds may be added to this Agreement from time to time by the parties executing a new Schedule A which shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

     2. Delivery of Documents. The Company has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

          (a) the Company's Agreement and Declaration of Trust, as executed on August 1, 1989 and as filed with the Secretary of State of the Commonwealth of Massachusetts on August 2, 1989, and all amendments thereto or restatements thereof;

          (b) the Company's Code of Regulations and any amendments thereto;

          (c) resolutions of the Company's Board of Trustees authorizing the appointment of the Investment Adviser and approving this Agreement;

          (d) the Company's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission on August 9, 1989 and any amendments thereto;

          (e) the Company's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ('1933 Act') (File No. 33-30431) and under the 1940 Act as filed with the Securities and Exchange Commission and all amendments thereto; and

          (f) the most recent prospectus and Statement of Additional Information of each Fund (such prospectuses and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the 'Prospectus').

     The Company will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing.

     3. Management. Subject to the supervision of the Company's Board of Trustees, the Investment Adviser will provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in said Funds. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to each Fund. The Investment Adviser will provide the services under this Agreement in accordance with each Fund's investment objective, policies, and restrictions as stated in the Prospectus and resolutions of the Company's Board of Trustees. The Investment Adviser further agrees that it:

          (a) will use the same skill and care in providing such services as it uses in providing services to other accounts for which it has investment responsibilities;

          (b) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Investment Adviser;

          (c) will not make loans to any person to purchase or carry units of beneficial interest in the Company or make interest-bearing loans to the Company;

          (d) will place orders pursuant to its investment determinations for the Company either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Investment Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Investment Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Investment Adviser with research advice and other services; In no instance will portfolio securities be purchased from or sold to SEI Financial Management Corporation, SEI Financial Services Company, the Investment Adviser, or any affiliated person of either the Company, SEI Financial Management Corporation, SEI Financial Services Company, or the Investment Adviser;

          (e) will maintain all books and records with respect to the Company's securities transactions and will furnish the Company's Board of Trustees such periodic and special reports as the Board may request;

          (f) will treat confidentially and as proprietary information of the Company all records and other information relative to the Company and prior, present, or potential interestholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company; and

          (g) will maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Company, the Investment Adviser's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Company's account are customers of the Investment Adviser or of its parent or its subsidiaries or affiliates. In dealing with such customers, the Investment Adviser and its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Company.

     4. Assistance. The Investment Adviser may employ or contract with other persons to assist it in the performance of this Agreement (herein, a 'Sub-Adviser'); provided, however, that the retention of any Sub-Adviser shall be approved as may be required by the 1940 Act. A Sub-Adviser may perform under the supervision of the Investment Adviser any or all services described under
Section 3. Sub-Advisers may include other investment advisory or management firms and officers or employees who are employed by both the Investment Adviser and the Company. The fees or other compensation of any Sub-Adviser shall be paid by the Investment Adviser and no obligation may be incurred on the Company's behalf to any such person.

     In the event that the Investment Adviser appoints a Sub-Adviser, the Investment Adviser will review, monitor, and report to the Company's Board of Trustees on the performance and investment procedures of any such Sub-Adviser; assist and consult with any Sub-Adviser in connection with the Fund's continuous investment program; and approve lists of foreign countries which may be recommended by any Sub-Adviser for investment by the Fund.

     5. Services Not Exclusive. The investment management services furnished by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

     6. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     7. Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Company.

     8. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, each Fund will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee equal to the lesser of (i) the fee computed daily and paid monthly at the applicable annual rate set forth on Schedule A hereto, or (ii) such fee as may from time to time be agreed upon in writing by the Company and the Investment Adviser in advance of the period to which the fee relates. Each Fund's obligation to pay the above-described fee to the Investment Adviser will begin as of the date of the initial public sale of shares in that Fund.

     If in any fiscal year the aggregate expenses of any Fund (as defined under the securities regulations of any state having jurisdiction over the Company) exceed the expense limitations of any such state, the Investment Adviser will reimburse such Fund for a portion of such excess expenses equal to such excess times the ratio of the fees otherwise payable by such Fund to the Investment Adviser hereunder to the sum of the aggregate fees otherwise payable by the Fund to the Investment Adviser hereunder and to SEI Financial Management Corporation under the Administration Agreement between SEI Financial Management Corporation and the Company. The obligation of the Investment Adviser to reimburse the Funds hereunder is limited in any fiscal year to the amount of its fee hereunder for such fiscal year, provided, however, that notwithstanding the foregoing, the Investment

Adviser shall reimburse the Funds for such proportion of such excess expenses regardless of the amount of fees paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over the Company so require. Such expense reimbursement, if any, will be estimated daily and reconciled and paid on a monthly basis.

     The fee attributable to each Fund shall be the several (and not joint or joint and several) obligation of each such Fund.

     9. Limitation of Liability. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     10. Duration and Termination. This Agreement will become effective as to a Fund as of the date first written above, provided that it shall have been approved by vote of a majority of the outstanding voting securities of such Fund in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect for two years after such effective date. Thereafter, if not terminated, this Agreement shall continue in effect as to each Fund for successive yearly periods, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Company's Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Company's Board of Trustees or by the vote of a majority of the outstanding voting securities of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to a particular Fund at any time on 60 days' written notice, without the payment of any penalty, by the Company (by vote of the Company's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by the investment Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms 'majority of the outstanding voting securities,' 'interested persons' and 'assignment' shall have the meaning given to such terms by the 1940 Act.)

     11. Amendment of this Agreement. No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought.

     12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the Commonwealth of Pennsylvania.

     The names 'Conestoga Family of Funds' and 'Trustees of Conestoga Family of Funds' refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated August 1, 1989 which is hereby referred to and a copy of which is on file at the office of the State Secretary of The Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of 'Conestoga Family of Funds' entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the Trust Property, and all persons dealing with any class of shares of the Trust must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the day and year first above written.


                                              CONESTOGA FAMILY OF FUNDS
Seal                                          By: s/
                                                  ------------------------
                                              Title:

                                              MERIDIAN INVESTMENT COMPANY
Seal                                          By: s/
                                                  ------------------------
                                              Title:

                                   SCHEDULE A
                                     TO THE
                         INVESTMENT ADVISORY AGREEMENT
                     BETWEEN CONESTOGA FAMILY OF FUNDS AND
                          MERIDIAN INVESTMENT COMPANY
                           DATED ______________, 1996

                     NAME OF FUND                        COMPENSATION*
------------------------------------------------------  ---------------
Cash Management Fund..................................         0.40%
Tax-Free Fund.........................................         0.40%
U.S. Treasury Securities Fund.........................         0.40%
Equity Fund...........................................         0.74%
Special Equity Fund...................................         1.50%
Bond Fund.............................................         0.74%
Intermediate Income Fund..............................         0.74%
Pennsylvania Tax-Free Bond Fund.......................         0.74%
Short-Term Income Fund................................         0.74%
Balanced Fund.........................................         0.75%
International Equity Fund.............................         1.00%


                                              CONESTOGA FAMILY OF FUNDS
                                              By: s/
                                                  ------------------------
                                              Title:
                                              MERIDIAN INVESTMENT COMPANY
                                              By: s/
                                                  ------------------------
                                              Title:


------------------

* All fees are stated as an annual rate based upon the Fund's average daily net assets and are computed daily and payable monthly.

                                    FORM OF

                         INTERIM SUB-ADVISORY AGREEMENT

     AGREEMENT made as of _______________, 1996 between Meridian Investment Company or its successor (the 'Adviser') and Marvin and Palmer Associates, Inc. (the 'Sub-Adviser').

     WHEREAS, Conestoga Family of Funds (the 'Company') is registered as an open-end diversified, management investment company under the Investment Company Act of 1940, as amended ('1940 Act'); and

     WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services to the Company's International Equity Fund (the 'Fund') and the Sub-Adviser represents that it is willing and possesses legal authority to so furnish such services;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. Appointment. The Advisor hereby appoints the Sub-Advisor to act as Sub-adviser to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     2. Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following:

          (a) the Company's Agreement and Declaration of Trust, as executed on August 1, 1989 and as filed with the Secretary of State of the Commonwealth of Massachusetts on August 2, 1989, and all amendments thereto or restatements thereof;

          (b) the Company's Code of Regulations and any amendments thereto;

          (c) resolutions of the Company's Board of Trustees authorizing the appointment of the Sub-Adviser, approving this Agreement, and establishing the investment objective, policies and restrictions of the Fund;

          (d) the Company's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission on August 9, 1989 and any amendments thereto;

          (e) the amendments to the Company's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ('1933 Act'), (File No. 33-30431) and under the 1940 Act relating to the Fund as filed with the Securities and Exchange Commission and all amendments thereto; and

          (f) the Fund's most recent prospectuses and Statement of Additional Information (such prospectuses and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the 'Prospectus').

     The Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

     3. Duties of Sub-Adviser. Subject to the supervision of the Company's Board of Trustees, the Sub-Adviser will assist the Adviser in providing a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents of the Fund. The Sub-Adviser will provide the services under this Agreement in accordance with the Fund's investment objective, policies, and restrictions as stated in the Prospectus and resolutions of the Company's Board of Trustees.

     Without limiting the generality of the foregoing, Sub-Adviser further agrees that it will:

          (a) prepare, subject to the Adviser's approval, lists of foreign countries for investment by the Fund and determine from time to time what securities and other investments will be purchased, retained or sold for the Fund, including, with the assistance of the Adviser, the Fund's investments in futures and forward currency contracts;

          (b) manage in consultation with the Adviser the Fund's temporary investments in securities;

          (c) manage the Fund's overall cash position, and determine from time to time what portion of the Fund's assets will be held in different currencies;

          (d) provide the Adviser with foreign broker research, a quarterly review of international economic and investment developments, and occasional analyses on international investment issues;

          (e) attend regular business and investment-related meetings with the Company's Board of Trustees and the Adviser if requested to do so by the Company and/or the Adviser; and

          (f) maintain books and records with respect to the securities transactions for the Fund, furnish to the Adviser and the Company's Board of Trustees such periodic and special reports as they may request with respect to the Fund, and provide in advance to the Adviser all reports to the Company's Board of Trustees for examination and review within a reasonable time prior to the Company's Board meetings.

     4. Covenants by Sub-Adviser. Sub-Adviser agrees with respect to the services provided to the Fund that it:

          (a) will use the same skill and care in providing such services as it uses in providing services to other accounts for which it has investment responsibilities, and will conform with all applicable Rules and Regulations of the Securities and Exchange Commission ('SEC Regulations') and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Sub-Adviser;

          (b) will telecopy trade information to the Adviser on the first business day following the day of the trade and cause broker confirmations to be sent directly to the Adviser; and

          (c) will treat confidentially and as proprietary information of the Company all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Company, which approval may not be withheld where Sub-Adviser would be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company).

     5. Services Not Exclusive.

          (a) The services furnished by Sub-Adviser hereunder are deemed not to be exclusive, and nothing in this Agreement shall (i) prevent Sub-Adviser or any affiliated person (as defined in the 1940 Act) of Sub-Adviser from acting as investment adviser or manager for any other person or persons, including other management investment companies with investment objectives and policies the same as or similar to those of the Fund or (ii) limit or restrict Sub-Adviser or any such affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments which the Fund is eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that Sub-Adviser agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its obligations to the Fund under this Agreement.

          (b) Nothing contained herein, however, shall prohibit Sub-Adviser from advertising or soliciting the public generally with respect to other products or services, regardless of whether such advertisement or solicitation may include prior, present or potential shareholders of the Company.

     6. Portfolio Transactions. Investment decisions for the Fund shall be made by Sub-Adviser independently from those for any other investment companies and accounts advised or managed by Sub-Adviser. The Fund and such investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Sub-Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.


     Sub-Adviser shall place orders for the purchase and sale of portfolio securities and will solicit broker-dealers to execute transactions in accordance with the Fund's policies and restrictions regarding brokerage allocations. Sub-Adviser shall place orders pursuant to its investment determination for the Fund either directly with the issuer or with any broker or dealer selected by Sub-Adviser. In executing portfolio transactions and selecting brokers or dealers, Sub-Adviser shall use its reasonable best efforts to seek the most favorable execution of orders, after taking into account all factors Sub-Adviser deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Fund and/or other accounts over which Sub-Adviser or any of its affiliates exercises investment discretion. Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Sub-Adviser's overall responsibilities to the Fund and to the Company. In no instance will portfolio securities be purchased from or sold to Sub-Adviser, or the Fund's principal underwriter, or any affiliated person thereof except as permitted by SEC Regulations.


     7. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Sub-Adviser acknowledges that all records which it maintains for the Company are the property of the Company and agrees to surrender promptly to the Company any of such records upon the Company's request, provided, that Sub-Adviser may retain copies thereof at its own expense. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     8. Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund.

     9. Compensation. For the services provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay to the Sub-Adviser a fee, payable monthly, at the annual rates of seventy-five one-hundredths of one percent (0.75%) of the average of the first $100,000,000 of the daily net assets of the Fund, seventy one-hundredths of one percent (0.70%) of the average of the next $100,000,000 of such assets, sixty-five one-hundredths of one percent (0.65%) of the average of the next $100,000,000 of such assets, and sixty one-hundredths of one percent (0.60%) of the average of such assets in excess of $300,000,000. If this Agreement shall become effective subsequent to the first day of a month, or shall terminate before the last day of a month, the Sub-Adviser's compensation for such fraction of the month shall be determined by applying the foregoing percentages to the average daily net asset value of the Fund during such fraction of a month and in the proportion that such fraction of a month bears to the entire month.

     10. Limitation of Liability. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     The Sub-Adviser agrees to indemnify the Adviser with respect to any loss, liability, judgment, cost or penalty which the Fund or the Adviser may directly or indirectly suffer or incur in any way arising out of or in connection with any material breach of this Agreement by the Sub-Adviser. The Adviser agrees to indemnify the Sub-Adviser with respect to any loss, liability, judgment, cost or penalty which the Sub-Adviser may directly or indirectly suffer or incur in any way arising out of the performance of its duties under this Agreement as provided in the following paragraph.

     The Sub-Adviser shall give the Adviser the benefit of its best judgment and effort in rendering services hereunder, but the Sub-Adviser shall not be liable for any act or omission or for any loss sustained by the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties, under this Agreement. The Sub-Adviser shall be entitled to full indemnification from the Adviser for any loss, liability, judgment, cost or penalty arising from
(a) any act by any person or entity (including the Adviser) for which the Sub-Adviser was not involved directly in either the act itself or the decision making process leading up to such act, (b) any act by the Sub-Adviser taken upon the written instructions of the Adviser or (c) the performance of the Sub-Adviser's duties under this Agreement; provided, however, the Sub-Adviser shall not be entitled to indemnity under clause (c) of this sentence for any loss, liability, judgment, cost or penalty resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties, under this Agreement.

     11. Duration and Termination. This Agreement will become effective as to the Fund as of the date first written above, provided that it shall have been approved by vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect for two years after such effective date. Thereafter, if not terminated, this Agreement shall continue in effect for successive yearly periods, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Company's Board of Trustees who are not parties to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Company's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, this Agreement may be terminated at any time on 60 days' written notice, without the payment of any penalty, by the Company (by vote of the Company's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund), by the Adviser, or by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms 'majority of the outstanding voting securities,' 'interested persons' and 'assignment' shall have the meaning given to such terms by the 1940 Act.)

     12. Amendment of this Agreement. No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to the Fund until approved by the vote of a majority of the outstanding voting securities of the Fund.

     13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the day and year first above written.

                                              MERIDIAN INVESTMENT COMPANY
                                              By: s/
                                                  ------------------------
                                              Title:

                                              MARVIN AND PALMER ASSOCIATES, INC.
                                              By: s/
                                                  ------------------------
                                              Title:

PROXY


                         CONESTOGA FAMILY OF FUNDS

                            SPECIAL EQUITY FUND


     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of CONESTOGA FAMILY OF FUNDS (the "Company") for use at a Meeting of Shareholders to be held at The Wilmington Hilton, 630 Naamans Road, Wilmington, Delaware on March 22, 1996 at 10:00 a.m.

     The undersigned hereby appoints Sandra A. Oechslin and Kevin P. Robins, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest, evidencing interests in the Special Equity Fund (the "Fund"), held of record by the undersigned on January 26, 1996, the record date for the meeting, upon the following matters and upon any other matter which may come before the meeting, in their discretion:


FOR    AGAINST   ABSTAIN
/  /    /  /      /  /        1.   Proposal to approve an Agreement
                                   and Plan of Reorganization and
                                   the transactions contemplated
                                   thereby, including the transfer
                                   of substantially all of the
                                   assets of the Company's Special
                                   Equity Fund (the "Reorganizing
                                   Portfolio") to CoreFunds Special
                                   Equity Fund (the "Existing
                                   CoreFunds Portfolio") in exchange
                                   for shares of the Existing
                                   CoreFunds Portfolio, the
                                   distribution of the Existing
                                   CoreFunds Portfolio's shares so
                                   received to shareholders of the
                                   Reorganizing Portfolio, the
                                   approval of an interim investment
                                   advisory agreement with Meridian
                                   Investment Company (or its
                                   successor) if the Merger of
                                   Meridian Bancorp, Inc. and
                                   CoreStates Financial Corp occurs
                                   before the proposed
                                   reorganization, and the
                                   termination of the Company's
                                   existence under state law and the
                                   Investment Company Act of 1940,
                                   as amended.

                              2.   In their discretion, the proxies
                                   are authorized to vote upon such
                                   other business as may properly
                                   come before the meeting.

    Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposals 1 and 2.


                              PLEASE SIGN, DATE AND RETURN THE
                              PROXY CARD PROMPTLY USING THE
                              ENCLOSED ENVELOPE.

                              Please sign exactly as name appears hereon.
                              When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                             Dated:____________________________________________

                             X ________________________________________________
                             Signature

                             X ________________________________________________
                             Signature, if held jointly

PROXY


                         CONESTOGA FAMILY OF FUNDS

                                 BOND FUND


    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of CONESTOGA FAMILY OF FUNDS (the "Company") for use at a Meeting of Shareholders to be held at The Wilmington Hilton, 630 Naamans Road, Wilmington, Delaware on March 22, 1996 at 10:00 a.m.

    The undersigned hereby appoints Sandra A. Oechslin and Kevin P. Robins, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest, evidencing interests in the Bond Fund (the "Fund"), held of record by the undersigned on January 26, 1996, the record date for the meeting, upon the following matters and upon any other matter which may come before the meeting, in their discretion:


FOR    AGAINST   ABSTAIN
/  /    /  /      /  /       1.   Proposal to approve an Agreement
                                  and Plan of Reorganization and
                                  the transactions contemplated
                                  thereby, including the transfer
                                  of substantially all of the
                                  assets of the Company's Bond
                                  Fund (the "Reorganizing
                                  Portfolio") to CoreFunds Bond
                                  Fund (the "Existing CoreFunds
                                  Portfolio") in exchange for
                                  shares of the Existing CoreFunds
                                  Portfolio, the distribution of
                                  the Existing CoreFunds
                                  Portfolio's shares so received to
                                  shareholders of the Reorganizing
                                  Portfolio, the approval of an
                                  interim investment advisory
                                  agreement with Meridian
                                  Investment Company (or its
                                  successor) if the Merger of
                                  Meridian Bancorp, Inc. and
                                  CoreStates Financial Corp occurs
                                  before the proposed
                                  reorganization, and the
                                  termination of the Company's
                                  existence under state law and the
                                  Investment Company Act of 1940,
                                  as amended.

                             2.  In their discretion, the proxies
                                 are authorized to vote upon such
                                 other business as may properly
                                 come before the meeting.

    Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposals 1 and 2.


                             PLEASE SIGN, DATE AND RETURN THE
                             PROXY CARD PROMPTLY USING THE
                             ENCLOSED ENVELOPE.

                             Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                             Dated:__________________________________________

                             X ______________________________________________
                             Signature

                             X ______________________________________________
                             Signature, if held jointly

PROXY


                         CONESTOGA FAMILY OF FUNDS

                          SHORT-TERM INCOME FUND


    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of CONESTOGA FAMILY OF FUNDS (the "Company") for use at a Meeting of Shareholders to be held at The Wilmington Hilton, 630 Naamans Road, Wilmington, Delaware on March 22, 1996 at 10:00 a.m.

    The undersigned hereby appoints Sandra A. Oechslin and Kevin P. Robins, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest, evidencing interests in the Short-Term Income Fund (the "Fund"), held of record by the undersigned on January 26, 1996, the record date for the meeting, upon the following matters and upon any other matter which may come before the meeting, in their discretion:


FOR    AGAINST   ABSTAIN
/  /    /  /      /  /        1.   Proposal to approve an Agreement
                                   and Plan of Reorganization and
                                   the transactions contemplated
                                   thereby, including the transfer
                                   of substantially all of the
                                   assets of the Company's Short-
                                   Term Income Fund (the
                                   "Reorganizing Portfolio") to
                                   CoreFunds Short-Term Income Fund
                                   (the "Existing CoreFunds
                                   Portfolio") in exchange for
                                   shares of the Existing CoreFunds
                                   Portfolio, the distribution of
                                   the Existing CoreFunds
                                   Portfolio's shares so received to
                                   shareholders of the Reorganizing
                                   Portfolio, the approval of an
                                   interim investment advisory
                                   agreement with Meridian
                                   Investment Company (or its
                                   successor) if the Merger of
                                   Meridian Bancorp, Inc. and
                                   CoreStates Financial Corp occurs
                                   before the proposed
                                   reorganization, and the
                                   termination of the Company's
                                   existence under state law and the
                                   Investment Company Act of 1940,
                                   as amended.

                              2.   In their discretion, the proxies
                                   are authorized to vote upon such
                                   other business as may properly
                                   come before the meeting.

    Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposals 1 and 2.


                              PLEASE SIGN, DATE AND RETURN THE
                              PROXY CARD PROMPTLY USING THE
                              ENCLOSED ENVELOPE.

                              Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                              Dated: _________________________________________

                              X ______________________________________________
                              Signature

                              X ______________________________________________
                              Signature, if held jointly

PROXY


                            CONESTOGA FAMILY OF FUNDS

                          U.S. TREASURY SECURITIES FUND


         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of CONESTOGA FAMILY OF FUNDS (the "Company") for use at a Meeting of Shareholders to be held at The Wilmington Hilton, 630 Naamans Road, Wilmington, Delaware on March 22, 1996 at 10:00 a.m.

         The undersigned hereby appoints Sandra A. Oechslin and Kevin P. Robins, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest, evidencing interests in the U.S. Treasury Securities Fund (the "Fund"), held of record by the undersigned on January 26, 1996, the record date for the meeting, upon the following matters and upon any other matter which may come before the meeting, in their discretion:


FOR   AGAINST  ABSTAIN
/ /    / /       / /


                     1. Proposal to approve an Agreement and Plan of Reorganization and the transactions contemplated thereby, including the transfer of substantially all of the assets of the Company's U.S. Treasury Securities Fund (the "Reorganizing Portfolio") to CoreFunds Treasury Reserve (the "Existing CoreFunds Portfolio") in exchange for shares of the Existing CoreFunds Portfolio, the distribution of the Existing CoreFunds Portfolio's shares so received to shareholders of the Reorganizing Portfolio, the approval of an interim investment advisory agreement with Meridian Investment Company (or its successor) if the Merger of Meridian Bancorp, Inc. and CoreStates Financial Corp occurs before the proposed reorganization, and the termination of the Company's existence under state law and the Investment Company Act of 1940, as amended.

                     2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

          Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposals 1 and 2.


                            PLEASE SIGN, DATE AND RETURN THE PROXY CARD
                            PROMPTLY USING THE ENCLOSED ENVELOPE.

                            Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                   Dated: __________________________________

                                   X________________________________________
                                    Signature

                                   X_______________________________________
                                    Signature, if held jointly

PROXY


                            CONESTOGA FAMILY OF FUNDS

                              CASH MANAGEMENT FUND


         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of CONESTOGA FAMILY OF FUNDS (the "Company") for use at a Meeting of Shareholders to be held at The Wilmington Hilton, 630 Naamans Road, Wilmington, Delaware on March 22, 1996 at 10:00 a.m.

         The undersigned hereby appoints Sandra A. Oechslin and Kevin P. Robins, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest, evidencing interests in the Cash Management Fund (the "Fund"), held of record by the undersigned on January 26, 1996, the record date for the meeting, upon the following matters and upon any other matter which may come before the meeting, in their discretion:


FOR   AGAINST  ABSTAIN
/ /    / /       / /

              1. Proposal to approve an Agreement and Plan of Reorganization and the transactions contemplated thereby, including the transfer of substantially all of the assets of the Company's Cash Management Fund (the "Reorganizing Portfolio") to CoreFunds Cash Reserve (the "Existing CoreFunds Portfolio") in exchange for shares of the Existing CoreFunds Portfolio, the distribution of the Existing CoreFunds Portfolio's shares so received to shareholders of the Reorganizing Portfolio, the approval of an interim investment advisory agreement with Meridian Investment Company (or its successor) if the Merger of Meridian Bancorp, Inc. and CoreStates Financial Corp occurs before the proposed reorganization, and the termination of the Company's existence under state law and the Investment Company Act of 1940, as amended.

              2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposals 1 and 2.

                     PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                     Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                  Dated: __________________________________

                                   X________________________________________
                                    Signature

                                   X_______________________________________
                                    Signature, if held jointly

PROXY


                            CONESTOGA FAMILY OF FUNDS

                                  TAX-FREE FUND


         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of CONESTOGA FAMILY OF FUNDS (the "Company") for use at a Meeting of Shareholders to be held at The Wilmington Hilton, 630 Naamans Road, Wilmington, Delaware on March 22, 1996 at 10:00 a.m.

         The undersigned hereby appoints Sandra A. Oechslin and Kevin P. Robins, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest, evidencing interests in the Tax-Free Fund (the "Fund"), held of record by the undersigned on January 26, 1996, the record date for the meeting, upon the following matters and upon any other matter which may come before the meeting, in their discretion:


FOR   AGAINST  ABSTAIN
/ /    / /       / /

                     1. Proposal to approve an Agreement and Plan of Reorganization and the transactions contemplated thereby, including the transfer of substantially all of the assets of the Company's Tax-Free Fund (the "Reorganizing Portfolio") to CoreFunds Tax-Free Reserve (the "Existing CoreFunds Portfolio") in exchange for shares of the Existing CoreFunds Portfolio, the distribution of the Existing CoreFunds Portfolio's shares so received to shareholders of the Reorganizing Portfolio, the approval of an interim investment advisory agreement with Meridian Investment Company (or its successor) if the Merger of Meridian Bancorp, Inc. and CoreStates Financial Corp occurs before the proposed reorganization, and the termination of the Company's existence under state law and the Investment Company Act of 1940, as amended.

                     2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposals 1 and 2.


                            PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                            Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                   Dated: __________________________________

                                   X________________________________________
                                    Signature

                                   X_______________________________________
                                    Signature, if held jointly

PROXY


                            CONESTOGA FAMILY OF FUNDS

                                   EQUITY FUND


         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of CONESTOGA FAMILY OF FUNDS (the "Company") for use at a Meeting of Shareholders to be held at The Wilmington Hilton, 630 Naamans Road, Wilmington, Delaware on March 22, 1996 at 10:00 a.m.

         The undersigned hereby appoints Sandra A. Oechslin and Kevin P. Robins, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest, evidencing interests in the Equity Fund (the "Fund"), held of record by the undersigned on January 26, 1996, the record date for the meeting, upon the following matters and upon any other matter which may come before the meeting, in their discretion:


FOR   AGAINST  ABSTAIN
/ /    / /       / /

                     1. Proposal to approve an Agreement and Plan of Reorganization and the transactions contemplated thereby, including the transfer of substantially all of the assets of the Company's Equity Fund (the "Reorganizing Portfolio") to CoreFunds Value Equity Fund (the "Existing CoreFunds Portfolio") in exchange for shares of the Existing CoreFunds Portfolio, the distribution of the Existing CoreFunds Portfolio's shares so received to shareholders of the Reorganizing Portfolio, the approval of an interim investment advisory agreement with Meridian Investment Company (or its successor) if the Merger of Meridian Bancorp, Inc. and CoreStates Financial Corp occurs before the proposed reorganization, and the termination of the Company's existence under state law and the Investment Company Act of 1940, as amended.

                     2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposals 1 and 2.


                            PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                            Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                  Dated: __________________________________

                                   X________________________________________
                                    Signature

                                   X_______________________________________
                                    Signature, if held jointly

PROXY


                            CONESTOGA FAMILY OF FUNDS

                            INTERMEDIATE INCOME FUND


         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of CONESTOGA FAMILY OF FUNDS (the "Company") for use at a Meeting of Shareholders to be held at The Wilmington Hilton, 630 Naamans Road, Wilmington, Delaware on March 22, 1996 at 10:00 a.m.

         The undersigned hereby appoints Sandra A. Oechslin and Kevin P. Robins, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest, evidencing interests in the Intermediate Income Fund (the "Fund"), held of record by the undersigned on January 26, 1996, the record date for the meeting, upon the following matters and upon any other matter which may come before the meeting, in their discretion:


FOR   AGAINST  ABSTAIN
/ /    / /       / /

                     1. Proposal to approve an Agreement and Plan of Reorganization and the transactions contemplated thereby, including the transfer of substantially all of the assets of the Company's Intermediate Income Fund (the "Reorganizing Portfolio") to CoreFunds Intermediate Bond Fund (the "Existing CoreFunds Portfolio") in exchange for shares of the Existing CoreFunds Portfolio, the distribution of the Existing CoreFunds Portfolio's shares so received to shareholders of the Reorganizing Portfolio, the approval of an interim investment advisory agreement with Meridian Investment Company (or its successor) if the Merger of Meridian Bancorp, Inc. and CoreStates Financial Corp occurs before the proposed reorganization, and the termination of the Company's existence under state law and the Investment Company Act of 1940, as amended.

                     2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposals 1 and 2.


                            PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                            Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                  Dated: __________________________________

                                   X________________________________________
                                    Signature

                                   X_______________________________________
                                    Signature, if held jointly

PROXY


                            CONESTOGA FAMILY OF FUNDS

                         PENNSYLVANIA TAX-FREE BOND FUND


         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of CONESTOGA FAMILY OF FUNDS (the "Company") for use at a Meeting of Shareholders to be held at The Wilmington Hilton, 630 Naamans Road, Wilmington, Delaware on March 22, 1996 at 10:00 a.m.

         The undersigned hereby appoints Sandra A. Oechslin and Kevin P. Robins, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest, evidencing interests in the Pennsylvania Tax-Free Bond Fund (the "Fund"), held of record by the undersigned on January 26, 1996, the record date for the meeting, upon the following matters and upon any other matter which may come before the meeting, in their discretion:


FOR   AGAINST  ABSTAIN
/ /    / /       / /

                     1. Proposal to approve an Agreement and Plan of Reorganization and the transactions contemplated thereby, including the transfer of substantially all of the assets of the Company's Pennsylvania Tax-Free Bond Fund (the "Reorganizing Portfolio") to CoreFunds Pennsylvania Municipal Bond Fund (the "Existing CoreFunds Portfolio") in exchange for shares of the Existing CoreFunds Portfolio, the distribution of the Existing CoreFunds Portfolio's shares so received to shareholders of the Reorganizing Portfolio, the approval of an interim investment advisory agreement with Meridian Investment Company (or its successor) if the Merger of Meridian Bancorp, Inc. and CoreStates Financial Corp occurs before the proposed reorganization, and the termination of the Company's existence under state law and the Investment Company Act of 1940, as amended.

                     2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposals 1 and 2.


                            PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                            Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                  Dated: __________________________________

                                   X________________________________________
                                    Signature

                                   X_______________________________________
                                    Signature, if held jointly

PROXY


                            CONESTOGA FAMILY OF FUNDS

                                  BALANCED FUND


         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of CONESTOGA FAMILY OF FUNDS (the "Company") for use at a Meeting of Shareholders to be held at The Wilmington Hilton, 630 Naamans Road, Wilmington, Delaware on March 22, 1996 at 10:00 a.m.

         The undersigned hereby appoints Sandra A. Oechslin and Kevin P. Robins, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest, evidencing interests in the Balanced Fund (the "Fund"), held of record by the undersigned on January 26, 1996, the record date for the meeting, upon the following matters and upon any other matter which may come before the meeting, in their discretion:


FOR   AGAINST  ABSTAIN
/ /    / /       / /

                     1. Proposal to approve an Agreement and Plan of Reorganization and the transactions contemplated thereby, including the transfer of substantially all of the assets of the Company's Balanced Fund (the "Reorganizing Portfolio") to CoreFunds Balanced Fund (the "Existing CoreFunds Portfolio") in exchange for shares of the Existing CoreFunds Portfolio, the distribution of the Existing CoreFunds Portfolio's shares so received to shareholders of the Reorganizing Portfolio, the approval of an interim investment advisory agreement with Meridian Investment Company (or its successor) if the Merger of Meridian Bancorp, Inc. and CoreStates Financial Corp occurs before the proposed reorganization, and the termination of the Company's existence under state law and the Investment Company Act of 1940, as amended.

                     2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposals 1 and 2.


                            PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                            Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                  Dated: __________________________________

                                   X________________________________________
                                    Signature

                                   X_______________________________________
                                    Signature, if held jointly

PROXY


                            CONESTOGA FAMILY OF FUNDS

                            INTERNATIONAL EQUITY FUND


         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of CONESTOGA FAMILY OF FUNDS (the "Company") for use at a Meeting of Shareholders to be held at The Wilmington Hilton, 630 Naamans Road, Wilmington, Delaware on March 22, 1996 at 10:00 a.m.

         The undersigned hereby appoints Sandra A. Oechslin and Kevin P. Robins, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest, evidencing interests in the International Equity Fund (the "Fund"), held of record by the undersigned on January 26, 1996, the record date for the meeting, upon the following matters and upon any other matter which may come before the meeting, in their discretion:


FOR   AGAINST  ABSTAIN
/ /    / /       / /

                     1. Proposal to approve an Agreement and Plan of Reorganization and the transactions contemplated thereby, including the transfer of substantially all of the assets of the Company's International Fund (the "Reorganizing Portfolio") to CoreFunds International Growth Fund (the "Existing CoreFunds Portfolio") in exchange for shares of the Existing CoreFunds Portfolio, the distribution of the Existing CoreFunds Portfolio's shares so received to shareholders of the Reorganizing Portfolio, the approval of an interim investment advisory agreement with Meridian Investment Company (or its successor) and an interim sub- advisory agreement with Marvin and Palmer Associates, Inc. if the Merger of Meridian Bancorp,

                            Inc. and CoreStates Financial Corp occurs before the proposed reorganization, and the termination of the Company's existence under state law and the Investment Company Act of 1940, as amended.

                     2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposals 1 and 2.


                            PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                            Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                  Dated: __________________________________

                                   X________________________________________
                                    Signature

                                   X_______________________________________
                                    Signature, if held jointly


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